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                                                                   EXHIBIT 10.85


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                         VOICESTREAM PCS HOLDING L.L.C.
                                       and
                             OMNIPOINT FINANCE, LLC,
                                  as Borrowers

                                 $3,250,000,000

                                CREDIT AGREEMENT


                          Dated as of February 25, 2000


            CHASE SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,
                            as Co-Syndication Agents


                         TORONTO DOMINION (TEXAS), INC.,
                             as Administrative Agent


                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                             as Documentation Agent


            CHASE SECURITIES INC. and BANC OF AMERICA SECURITIES LLC,
                  as Joint Book Managers and Co-Lead Arrangers


              CHASE SECURITIES INC., BANC OF AMERICA SECURITIES LLC
          TD SECURITIES (USA) INC., GOLDMAN SACHS CREDIT PARTNERS L.P.,
                         BARCLAYS CAPITAL and SG COWEN,
                                  as Arrangers


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                                CREDIT AGREEMENT

               This CREDIT AGREEMENT dated as of February 25, 2000 (this "Agreement") is among VoiceStream PCS Holding L.L.C., a Delaware limited liability company ("VoiceStream"), Omnipoint Finance, LLC, a Delaware limited liability company ("Omnipoint") (VoiceStream and Omnipoint are herein collectively referred to as the "Borrowers" and each individually as a "Borrower"), the Lenders (as defined below) party hereto, Chase Securities Inc., Banc of America Securities LLC, TD Securities (USA) Inc., Goldman Sachs Credit Partners L.P., Barclays Capital and SG Cowen, as Arrangers, Chase Securities Inc. and Banc of America Securities LLC, as Joint Book Managers and Co-Lead Arrangers, Goldman Sachs Credit Partners L.P., as Documentation Agent, Toronto Dominion (Texas), Inc., as Administrative Agent, and Chase Securities Inc. and Banc of America Securities LLC, as Co-Syndication Agents.

               The parties to this Agreement hereby agree as follows:

                                    ARTICLE 1

                                   Definitions

               For the purposes of this Agreement:

               "Acquisition" shall mean (whether by purchase, exchange, issuance of stock or other equity or debt securities, merger, reorganization or any other method) (i) any acquisition by either of the Borrowers or any of their respective Subsidiaries of any other Person, which Person shall then become consolidated with either of the Borrowers or any such Subsidiary in accordance with GAAP, or (ii) any acquisition by either of the Borrowers or any of their respective Subsidiaries of all or any substantial amount of the assets of any other Person. For purposes of the preceding sentence, an amount of assets shall be deemed to be "substantial" if such assets have a fair market value in excess of $1,000,000; provided, however, that the purchase of equipment and other goods and services in the ordinary course of business shall not be deemed to be "Acquisitions."

               "Additional Buildout Capital" shall mean Net Proceeds (excluding any Net Proceeds of equity issuances utilized to make Acquisitions or Investments permitted hereunder) received by either of the Borrowers, or contributed by the Parent to either of the Borrowers, in connection with the issuance of any equity or Permitted Debt by the Parent or either of the Borrowers after the Agreement Date including, without limitation, the Incremental Facility and the Vendor Facility, such Net Proceeds being identified for the purpose and actually used to finance the Borrowers' buildout plans (including associated Capital Expenditures, working capital, and operations).


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               "Adjusted EBITDA" shall mean, for any fiscal period, for the
Borrowers and the Restricted Subsidiaries on a combined basis, the sum for such period of (a) EBITDA plus (b) Marketing Expense.

               "Adjusted Leverage Ratio (Senior Debt)" shall mean, as of the last day of any fiscal quarter, the ratio of Senior Debt on such day to Annualized Adjusted EBITDA.

               "Adjusted Leverage Ratio (Total Debt)" shall mean, as of the last day of any fiscal quarter, the ratio of Total Debt on such day to Annualized Adjusted EBITDA.

               "Administrative Agent" shall mean Toronto Dominion (Texas), Inc., as Administrative Agent for the Lenders, or any successor Administrative Agent hereunder.

               "Administrative Agent's Office" shall mean the office of Toronto Dominion (Texas), Inc., as Administrative Agent hereunder, located at 909 Fannin Street, Suite 1700, Houston, Texas 77010, or such other office as may be designated pursuant to the provisions of Section 11.1 of this Agreement.

               "Advance" shall mean the aggregate amount advanced by the Lenders to either of the Borrowers pursuant to Article 2 on the occasion of any borrowing.

               "Aerial" shall mean Aerial Communications, Inc., a Delaware corporation.

               "Aerial Acquisition" shall mean the Acquisition of Aerial by VoiceStream pursuant to the terms and conditions of the Aerial Acquisition Documents.

               "Aerial Acquisition Documents" shall mean the Agreement and Plan of Reorganization dated as of September 17, 1999, by and among the Parent, Aerial, TDS, and the other parties thereto, together with all schedules and exhibits thereto and all documents executed in connection therewith.

               "Affiliate" shall mean, with respect to a Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such first Person. For purposes of this definition, "control" when used with respect to any Person includes, without limitation, the direct or indirect beneficial ownership of more than ten percent (10%) of the voting securities or voting equity of such Person, or the power to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Unless otherwise specified, an "Affiliate" of either of the Borrowers shall include the Unrestricted Subsidiaries.

               "Agreement" shall mean this Credit Agreement.

               "Agreement Date" shall mean the date as of which this Agreement is dated.

               "Annualized Adjusted EBITDA" shall mean, as of any calculation date, Adjusted EBITDA for the most recently completed two (2) fiscal quarters, multiplied by two (2).


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               "Annualized EBITDA" shall mean, as of any calculation date,
EBITDA for the most recently completed two (2) fiscal quarters, multiplied by two (2).

               "Applicable Law" shall mean, in respect of any Person, all provisions of constitutions, statutes, rules, regulations and orders of governmental bodies or regulatory agencies applicable to such Person, including, without limiting the foregoing, the Licenses, the Communications Act and all Environmental Laws, and all orders, decisions, judgments and decrees of all courts and arbitrators in proceedings or actions to which the Person in question is a party or by which it is bound.

               "Applicable Margin" shall mean the interest rate margin applicable to Advances hereunder as determined in accordance with Section 2.3(f).

               "Approved Fund" shall mean, with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

               "Arrangers" shall mean, collectively, Chase Securities Inc., Banc of America Securities LLC, TD Securities (USA) Inc., Goldman Sachs Credit Partners L.P., Barclays Capital and SG Cowen.

               "Authorized Signatory" shall mean such senior officers of either of the Borrowers as may be duly authorized and designated in writing by such Borrower to execute documents, agreements and instruments on behalf of such Borrower.

               "Avoidance Provisions" shall have the meaning assigned thereto in
Section 2.16(a).

               "Bankruptcy Code" shall mean the United States Bankruptcy Code (11 U.S.C. Section 101 et seq.), as now in effect or hereafter amended, and any successor statute.

               "Base Rate" shall mean, at any time, the higher of (a) the rate of interest adopted by the Administrative Agent as the reference rate for the determination of interest rates for loans of varying maturities in Dollars to United States residents of varying degrees of creditworthiness and being quoted at such time by The Toronto-Dominion Bank, New York Branch as its "base rate" or "prime rate," or (b) the Federal Funds Rate as in effect at such time plus one-half of one percent (1/2%).

               "Base Rate Advance" shall mean an Advance which either of the Borrowers requests to be made as a Base Rate Advance or is reborrowed as a Base Rate Advance, and which bears interest at the Base Rate Basis, in accordance with the provisions of Section 2.2.

               "Base Rate Basis" shall mean a simple interest rate equal to the sum of (i) the Base Rate and (ii) the Applicable Margin. The Base Rate Basis shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate to account for such change and shall also be changed to reflect adjustments in the Applicable Margin.


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               "Borrowers" and "Borrower" shall have the meaning assigned to such terms in the preamble hereto.

               "BTA" shall mean the unit of division (of which there are 493) for the United States of America, devised by Rand McNally based upon geography, population and other factors, which units form the basis for the auction by the FCC of a portion of the Licenses for PCS Systems for Basic Trading Areas, as defined by the FCC.

               "Buildout Capital Amount" shall mean $750,000,000.

               "Business Day" shall mean a day on which banks and foreign exchange markets are open for the transaction of business required for this Agreement in London, Houston, and New York, as relevant to the determination to be made or the action to be taken.

               "C Block Licenses" shall mean 30 MHz Channel Block C authorizations in the Broadband Personal Communications Service granted by the FCC.

               "CAM" shall mean the mechanism for the allocation and exchange of interests in the Credit Facilities and collections thereunder established under
Section 8.3.

               "CAM Exchange" shall mean the exchange of the Lenders' interests provided for in Section 8.3.

               "CAM Exchange Date" shall mean the first date on which (a) an Event of Default under paragraph (f) or (g) of Section 8.1 occurs with respect to either Borrower or (b) the Commitments are terminated and the maturity of the Loans is accelerated pursuant to Section 8.2.

               "CAM Percentage" shall mean, as to each Lender, a fraction expressed as a decimal of which (a) the numerator shall be the aggregate Designated Obligations owed to such Lender immediately prior to the CAM Exchange Date and (b) the denominator shall be the aggregate Designated Obligations owed to all the Lenders immediately prior to the CAM Exchange Date.

               "Capital Expenditures" shall mean, in respect of any Person, expenditures for the purchase of tangible assets for long-term use which are capitalized in accordance with GAAP.

               "Capitalized Lease Obligation" shall mean that portion of any obligation of a Person as lessee under a lease which is required to be capitalized on the balance sheet of such lessee in accordance with GAAP.

               "Cash Interest Expense" shall mean, for any period, for the Borrowers and the Restricted Subsidiaries on a combined basis, without duplication, cash interest paid or accrued (but not deferred) in respect of Total Debt, together with amortization of fees associated therewith (other than fees payable prior to the Agreement Date), and including amounts distributed to Omnipoint Holdco, Omnipoint Finance Holdco, or the Parent by either of the Borrowers as Restricted Payments pursuant to Section 7.7 to the extent such amounts are used for cash interest on Permitted Parent Debt or the Omnipoint Senior Notes, all as determined in



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accordance with GAAP, and shall also include the interest component of payments for such period in respect of Capitalized Lease Obligations; provided, however, that with respect to distributions made or anticipated to be made by either Borrower to Omnipoint Holdco, Omnipoint Finance Holdco, or to the Parent to permit Omnipoint Holdco or the Parent, as applicable, to make scheduled semi-annual interest payments on Permitted Parent Debt or the Omnipoint Senior Notes, such distributions shall, for purposes of determining Cash Interest Expense, be treated as two (2) equal quarterly payments (the first of which will be deemed to have been distributed on the date that is three (3) months prior to the semi-annual interest payment date on such Permitted Parent Debt or such Omnipoint Senior Notes).

               "Certificate of Financial Condition" shall mean a certificate, substantially in the form of Exhibit A attached hereto, signed by the chief financial officer of each Borrower, together with any schedules, exhibits or annexes appended thereto.

               "Change of Control" shall mean, unless otherwise permitted under
Section 7.4(b)(v), (i) either of VoiceStream or Omnipoint Holdco shall cease to be a direct, wholly-owned Subsidiary of the Parent, or Omnipoint Finance Holdco shall cease to be a direct, wholly-owned Subsidiary of Omnipoint Holdco, (ii) Omnipoint shall cease to be a direct wholly-owned subsidiary of Omnipoint Finance Holdco, (iii) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act, whether or not applicable), other than the Permitted Holders, is or becomes the "beneficial owner" (as that term is used in Rules 13d-3 and 13d-5 under the Exchange Act, whether or not applicable, except that a Person shall be deemed to have "beneficial ownership" of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than twenty percent (20%) of the aggregate number of votes of all classes of capital stock of the Parent which ordinarily have voting power for the election of directors of the Parent, or
(iv) during any period of twenty-four (24) consecutive months, individuals who at the beginning of such period constituted the board of directors of the Parent, together with any new directors whose election by such board or whose nomination for election by the shareholders of the Parent was approved by a vote of a majority of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the board of directors of the Parent then in office.

               "Co-Syndication Agents" shall mean, collectively, Chase Securities Inc. and Banc of America Securities LLC.

               "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

               "Collateral" shall mean any property of any kind provided as collateral for all or any portion of the Obligations under any of the Security Documents.

               "Commitment Ratios" shall mean the percentages in which the Lenders are severally bound from time to time (giving effect to assignments made as permitted under Section 11.5(c)) to make Advances to the Borrowers under the Commitments, which percentages


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are set forth (together with Dollar amounts) for each Lender for its Commitments as of the Agreement Date on Schedule 1 attached hereto, and thereafter as set forth in the Register.

               "Commitments" shall mean, collectively, the Revolving Loan Commitment, the Term A Loan Commitment and the Term B Loan Commitment.

               "Communications Act" shall mean the Communications Act of 1934, and any similar or successor federal statute, and the rules and regulations of the FCC thereunder, all as amended and as the same may be in effect from time to time.

               "Conduit Lender" shall mean any special purpose corporation organized and administered by any Lender for the purpose of making Loans hereunder otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrowers; provided that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the full rights and responsibilities to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided further that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.11, 2.13, or 9.10 or Article 10 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment hereunder.

               "Contributing Borrower" shall have the meaning assigned thereto in Section 2.16(d).

               "Credit Facility" shall mean a category of Commitments and extensions of credit thereunder. For purposes hereof, each of the following shall comprise a separate Credit Facility: (i) the Term A Loan Commitments and Term A Loans; (ii) the Term B Loan Commitments and the Term B Loans; (iii) the Revolving Loan Commitments and the Revolving Loans; (iv) the commitments and loans under the Incremental Facility; and (v) the commitments and loans under the Vendor Facility. The Credit Facilities specified above are the only Credit Facilities for purposes of Section 8.3.

               "Debt Service" shall mean, for any period, the amount of Cash Interest Expense for such period, together with repayments of principal of the Loans under Section 2.4, as well as other scheduled principal repayments during such period in respect of Indebtedness for Money Borrowed of the Borrowers and the Restricted Subsidiaries on a combined basis, together with any Restricted Payments made as permitted under Section 7.7 and used to pay interest or principal on Permitted Parent Debt or the Omnipoint Senior Notes. For purposes of this definition, `principal' shall include the principal component of payments for such period in respect of Capitalized Lease Obligations.

               "Default" shall mean any Event of Default, and any of the events specified in Section 8.1, regardless of whether there shall have occurred any passage of time or giving of notice, or both, that would be necessary in order to constitute such event an Event of Default.


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               "Default Rate" shall mean a simple per annum interest rate equal to the sum of the otherwise applicable Interest Rate Basis plus two percent (2%). With respect to amounts (other than principal) bearing interest at the Default Rate, for purposes of the foregoing sentence, the words "otherwise applicable Interest Rate Basis," shall be deemed to mean the Base Rate Basis.

               "Designated Obligations" shall mean, in respect of any Credit Facility, all Obligations of the Borrowers in respect of (a) principal of and interest on the Loans under such Credit Facility and (b) commitment fees and other fees in respect of such Credit Facility, in each case regardless of whether then due and payable.

               "Distribution Agreement" shall mean that certain Agreement and Plan of Distribution between Western Wireless Corporation and VoiceStream Wireless Corporation dated as of May 3, 1999.

               "Dollars" or "$" shall mean the basic unit of the lawful currency of the United States of America.

               "EBITDA" shall mean, for any fiscal period, for the Borrowers and the Restricted Subsidiaries on a combined basis, Net Income for such period (after eliminating any extraordinary gains and losses, including gains and losses from the sale of assets, and minority interests, and equity in earnings (losses) of non-consolidated entities), plus, to the extent deducted or accrued in determining Net Income, the sum of each of the following for such period: (i) depreciation, amortization, and other non-cash charges, (ii) income tax expense, and (iii) interest expense net of interest income. For purposes of the covenants set forth in Sections 7.10, 7.11, 7.14 and 7.15, if either of the Borrowers or any Restricted Subsidiary makes any Acquisition during any period in respect of which EBITDA is to be determined hereunder, such EBITDA will be determined on a pro forma basis as if such acquisition were consummated on the first day of the relevant period. Notwithstanding the foregoing, for purposes of this Agreement, EBITDA for the fiscal quarter ending December 31, 1999, will be comprised solely of EBITDA of VoiceStream and its Subsidiaries for such period.

               "Environmental Laws" shall mean, with respect to any Person, all applicable federal, state and local laws, statutes, rules, regulations and ordinances, codes, common law, consent agreements to which such Person is a party or by which it is bound, orders, decrees, judgments and injunctions issued, promulgated, approved or entered thereunder affecting such Person or its property and relating to public health, safety or the pollution or protection of the environment, including, without limitation, those relating to releases, discharges, emissions, spills, leaching, or disposals to, on, or in air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls, asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited, or regulated substances, including, without limitation, any such provisions under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).


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               "ERISA" shall mean the Employee Retirement Income Security Act of
1974, as in effect from time to time.

               "ERISA Affiliate" shall mean any Person, including a Subsidiary or an Affiliate of either of the Borrowers, that is a member of any group of organizations (within the meaning of Code Sections 414(b), 414(c), 414(m), or 414(o)) of which either of the Borrowers is a member.

               "Eurodollar Advance" shall mean an Advance which either of the Borrowers requests to be made as a Eurodollar Advance or which is converted to or continued as a Eurodollar Advance, and which bears interest at the Eurodollar Basis, in accordance with the provisions of Section 2.2.

               "Eurodollar Basis" shall mean a simple per annum interest rate (rounded upward, if necessary, to the nearest one-hundredth (1/100th) of one percent) equal to the sum of (a) the quotient of (i) the Eurodollar Rate divided by (ii) one minus the Eurodollar Reserve Percentage, stated as a decimal, plus
(b) the Applicable Margin. The Eurodollar Basis shall apply to Interest Periods of one (1), two (2), three (3), six (6), and, subject to the consent of each applicable Lender, nine (9) and twelve (12) months, and, once determined, shall remain unchanged during the applicable Interest Period, except for changes to reflect adjustments in the Eurodollar Reserve Percentage and the Applicable Margin pursuant to Section 2.3(f).

               "Eurodollar Rate" shall mean, for any Interest Period, the average of the interest rates per annum (rounded upward to the nearest one-sixteenth of one percent (1/16%)) which appear on Telerate Page 3750 as of 11:00 a.m. (London time), or, if unavailable, the Reuters Screen LIBO Page, two
(2) Business Days before the first day of such Interest Period, in an amount approximately equal to the principal amount of, and for a length of time approximately equal to the Interest Period for, the Eurodollar Advance sought by either of the Borrowers.

               "Eurodollar Reserve Percentage" shall mean the percentage which is in effect from time to time under Regulation D of the Board of Governors of the Federal Reserve System, as such regulation may be amended from time to time, as the maximum reserve requirement applicable with respect to Eurocurrency liabilities (as that term is defined in Regulation D), whether or not any Lender has any such Eurocurrency liabilities subject to such reserve requirement at that time. The Eurodollar Basis for any Eurodollar Advance shall be adjusted as of the effective date of any change in the Eurodollar Reserve Percentage.

               "Event of Default" shall mean any of the events specified in
Section 8.1, provided that any requirement for notice or lapse of time or both has been satisfied.

               "Excess Cash Flow" shall mean, with respect to the Borrowers and the Restricted Subsidiaries on a combined basis, as of the end of any fiscal year and based on the audited financial statements required to be provided under
Section 6.2 for such fiscal year, the remainder of (a) EBITDA for such fiscal year minus (without duplication); (b) the sum of the following items for such fiscal year: (i) Capital Expenditures paid in cash during such fiscal year (except to the extent attributable to the incurrence of Capitalized Lease Obligations or otherwise financed by incurring Indebtedness); (ii) cash income taxes paid; (iii) Debt Service (except to the extent of


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principal payments financed by incurring other Indebtedness); and (iv)
permanent, voluntary prepayments of the Loans (accompanied by permanent reduction in a like amount of the Revolving Loan Commitment, in the case of such prepayment of the Revolving Loans) hereunder.

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and as it may be further amended, and any successor act thereto.

               "F Block Licenses" shall mean 10 MHz Channel Block F authorizations in the Broadband Personal Communications Service granted by the FCC.

               "FCC" shall mean the Federal Communications Commission, or any other similar or successor agency of the federal government administering the Communications Act.

               "Federal Funds Rate" shall mean, as of any date, the weighted average of the rates on overnight federal funds transactions with the members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business
Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent or its Affiliates from three (3) federal funds brokers of recognized standing selected by the Administrative Agent or its Affiliates.

               "Fee Letters" shall mean that certain agreement dated as of November 12, 1999, setting forth the applicable fees to be paid to the Lenders in connection with the Term Loans and the Revolving Loan Commitment created hereunder, together with that certain agreement between the Borrowers and the Administrative Agent of even date.

               "Final Maturity Date" shall mean the earlier of (a) February 25, 2009 or (b) such earlier date on which the payment of all outstanding Obligations shall be due (whether by acceleration or otherwise).

               "Financial Covenants" shall mean from time to time the financial covenants applicable to the Borrowers from time to time as set forth in Sections
7.8 through 7.15.

               "Fixed Charge Coverage Ratio" shall mean, in respect of any fiscal quarter, for the Borrowers and the Restricted Subsidiaries on a combined basis, the ratio of (a) the sum of (i) EBITDA for such fiscal quarter plus (ii) any unused portion of the Revolving Loan Commitment which is available for borrowing as of the calculation date without causing a Default hereunder to (b) Fixed Charges for such fiscal quarter.

               "Fixed Charges" shall mean, for any fiscal period, for the Borrowers and the Restricted Subsidiaries on a combined basis, the sum, for such period, without duplication, of (a) Debt Service, plus (b) Capital Expenditures paid in cash during such period (except to the extent attributable to the incurrence of Capitalized Lease Obligations or otherwise financed by incurring Indebtedness), plus (c) cash income taxes paid, plus (d) the amount of dividends or distributions made by the Borrowers or the Restricted Subsidiaries to Omnipoint Holdco, Omnipoint Finance Holdco, or the Parent for the purpose of paying any items referred to in clauses (a), (b) or (c) of this definition.


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               "Funding Borrower" shall have the meaning assigned thereto in
Section 2.16(d).

               "GAAP" shall mean generally accepted accounting principles in the United States, consistently applied.

               "Guaranty" or "Guaranteed," as applied to an obligation, shall mean and include (a) a guaranty, direct or indirect, in any manner, of all or any part of such obligation, and (b) any agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of all or any part of such obligation, including, without limiting the foregoing, any reimbursement obligations with respect to outstanding letters of credit.

               "Holdco Guaranty" shall mean, collectively, that certain Holdco Guaranty in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, given by Omnipoint Finance Holdco, substantially in the form of Exhibit B-1 attached hereto, and that certain Holdco Guaranty in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, given by Omnipoint Holdco as of the Agreement Date and effective as of the Redemption Date, in substantially the form attached hereto as Exhibit B-2.

               "Holdco Pledge Agreement" shall mean, collectively, that certain Holdco Pledge Agreement between Omnipoint Finance Holdco and the Administrative Agent, substantially in the form of Exhibit C-1 attached hereto, and that certain Holdco Pledge Agreement between Omnipoint Holdco and the Administrative Agent, dated as of the Agreement Date and effective as of the Redemption Date, substantially in the form of Exhibit C-2 attached hereto.

               "Hutchison" shall mean Hutchison Telecommunications PCS (USA) Limited, a British Virgin Islands corporation.

               "Incremental Facility" shall have the meaning assigned thereto in
Section 2.1(d).

               "Incremental Facility Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrowers under the Incremental Facility.

               "Indebtedness" shall mean, with respect to any Person, and without duplication, (a) all items, except items of partners' equity or capital stock or surplus or general contingency or deferred tax reserves, which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person, including, without limitation, secured non-recourse obligations of such Person, (b) all direct or indirect obligations of any other Person secured by any Lien to which any property or asset owned by such Person is subject, but only to the extent of the lower of (i) the face amount of such obligations or (ii) the higher of the fair market value or the book value of the property or asset subject to such Lien if the obligation secured thereby shall not have been assumed, (c) all Capitalized Lease Obligations of such Person and all obligations of such Person with respect to leases constituting part of a sale and lease-back arrangement, and (d) all reimbursement obligations with respect to outstanding letters of credit.

               "Indebtedness for Money Borrowed" shall mean, with respect to any Person, Indebtedness for money borrowed and Indebtedness represented by notes payable and drafts accepted representing extensions of credit, all obligations evidenced by bonds, debentures, notes or other similar instruments, all Indebtedness upon which interest charges are customarily paid, all Capitalized Lease Obligations, all reimbursement obligations with respect to outstanding letters of credit (whether drawn or undrawn), all Indebtedness issued or assumed as full or partial payment for property or services (other than trade payables arising in the ordinary course of business, but only if and so long as such accounts are payable on customary trade terms), whether or not any such notes, drafts, obligations or Indebtedness represent Indebtedness for money borrowed, and, without duplication, Guaranties of any of the foregoing. For purposes of this definition, interest which is accrued but not paid on the scheduled due date for such interest shall be deemed Indebtedness for Money Borrowed.

               "Indemnitee" shall have the meaning ascribed to it in Section
5.11.

               "Initial Maturity Date" shall mean the earlier of (a) February 25, 2008 or (b) such earlier date on which the payment of all outstanding Obligations shall be due (whether by acceleration or otherwise).

               "Interest Hedge Agreements" shall mean any interest rate protection agreement, swap, cap, collar, floor, caption or swaption agreements, or any similar arrangements designed to hedge the risk of variable interest rate volatility or to reduce interest costs, arising at any time between the Borrowers, on the one hand, and any one or more of the Lenders, or any other Person (other than an Affiliate of either of the Borrowers), on the other hand, as such agreement or arrangement may be modified, supplemented and in effect from time to time.

               "Interest Period" shall mean (a) in connection with any Base Rate Advance, the period beginning on the date such Advance is made or deemed continued and ending on the last Business Day of the calendar quarter in which such Advance is made or deemed continued, provided, however, that if a Base Rate Advance is made or deemed continued on the last day of any calendar quarter, it shall have an Interest Period ending on, and its Payment Date shall be, the last day of the following calendar quarter, and (b) in connection with any Eurodollar Advance, the term of such Advance selected by either of the Borrowers or otherwise determined in accordance with this Agreement. Notwithstanding the foregoing, however, (i) any applicable Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless, with respect to Eurodollar Advances only, such Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any applicable Interest Period, with respect to Eurodollar Advances only, which begins on a day for which there is no numerically corresponding day in the calendar month during which such Interest Period is to end shall (subject to clause (i) above) end on the last day of such calendar month, and (iii) no Interest Period shall extend beyond the Initial Maturity Date with respect to Interest Periods applicable to Revolving Loans or to Term A Loans, the Final Maturity Date with respect to Interest Periods applicable to Term B Loans, or such earlier date as would interfere with the Borrowers' repayment obligations hereunder. Interest shall be due and payable with respect to any Advance as provided in Section 2.3.

               "Interest Rate Basis" shall mean the Base Rate Basis or the Eurodollar Basis, as appropriate.

               "Investment" shall mean, with respect to any Person, any loan, advance or extension of credit (other than to customers in the ordinary course of business) by such Person to, or any Guaranty or other contingent liability with respect to the capital stock, Indebtedness or other obligations of, or any contributions to the capital of, any other Person, or any ownership, purchase or other acquisition by such Person of any interest in any capital stock, limited partnership interest, general partnership interest, or other securities of any such other Person, other than an Acquisition; and "Invest," "Investing" or "Invested" shall mean the making of an Investment. "Investment" shall also include the total cost of any future commitment or other obligation binding on any Person to make an Investment or any subsequent Investment.

               "Lenders" shall mean the financial institutions whose names appear as "Lenders" on the signature pages hereof and any other Person which becomes a "Lender" hereunder after the Agreement Date (other than any such Person that ceases to be a party hereto pursuant to an assignment under Section 11.5); and "Lender" shall mean any one of the foregoing Lenders.

               "Leverage Ratio (Senior Debt)" shall mean, as of the last day of any fiscal quarter, the ratio of Senior Debt on such day to Annualized EBITDA calculated on such day.

               "Leverage Ratio (Total Debt)" shall mean, as of the last day of any fiscal quarter, the ratio of Total Debt on such day to Annualized EBITDA calculated on such day.

               "Licenses" shall mean any mobile telephone, cellular telephone, microwave, paging, personal communications service, or other license, authorization, certificate of compliance, franchise, approval or permit for the construction or the operation of any PCS System, granted or issued by the FCC and held by a Borrower or any of the Restricted Subsidiaries, or by any Person in which a Borrower or any of the Restricted Subsidiaries has an Investment, all of which are listed as of the Agreement Date on Schedule 2 hereto.

               "Lien" shall mean, with respect to any property, any mortgage, lien, pledge, negative pledge or other agreement not to pledge, assignment, charge, security interest, title retention agreement, levy, execution, seizure, attachment, garnishment or other similar encumbrance of any kind in respect of such property, whether created by statute, contract, the common law or otherwise, and whether or not choate, vested or perfected.

               "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, the Subsidiary Guaranty, the Holdco Guaranty, the Parent Guaranty, all legal opinions issued by counsel to the Borrowers or any of the Restricted Subsidiaries, any reliance letters issued with respect to legal opinions, all Requests for Advances, all Interest Hedge Agreements between the Borrowers, on the one hand, and the Administrative Agent and the Lenders, or any of them, or any of their respective Affiliates, on the other hand, including any Interest Hedge Agreements entered into prior to the Agreement Date, and all other material documents and agreements executed or delivered in connection with or contemplated by this Agreement.

               "Loans" shall mean, collectively, the Revolving Loans, the Term Loans and, if the Incremental Facility or the Vendor Facility is effected, the Incremental Facility Loans and the Vendor Loans.

               "Majority Lenders" shall mean (i) prior to the occurrence of an Event of Default and the termination or expiration of unfunded Commitments, Lenders the sum of whose Revolving Loan Commitment amount (and any revolving credit commitments under the Incremental Facility) plus Term Loans outstanding (and any term loans under the Incremental Facility and Vendor Facility) equals or exceeds fifty-one percent (51%) of the sum of such items, or (ii) at any time that there exists an Event of Default hereunder, and unfunded Commitments have been terminated or have expired, Lenders the total of whose Loans outstanding equals or exceeds fifty-one percent (51%) of the total principal amount of the Loans then outstanding hereunder.

               "Marketing Expense" shall mean, for any fiscal period, for the Borrowers and the Restricted Subsidiaries on a combined basis, the aggregate dollar amount of all sales and marketing expense, including handset subsidies, during such fiscal period.

               "Materially Adverse Effect" shall mean (i) any material adverse effect upon the business, assets, liabilities, financial condition, results of operations or properties of the Borrowers and the Restricted Subsidiaries taken as a whole, or (ii) a material adverse effect upon the binding nature, validity, or enforceability of this Agreement and the other Loan Documents or upon the ability of the Borrowers and the Restricted Subsidiaries to perform the payment obligations or other material obligations under this Agreement or any other Loan Document, or upon the value of the Collateral, taken as a whole, or upon the rights, benefits or interests of the Lenders in and to the Loans or the rights of the Administrative Agent and the Lenders in the Collateral taken as a whole; in either case, whether resulting from any single act, omission, situation, status, event or undertaking, or taken together with other such acts, omissions, situations, statuses, events or undertakings.

               "Maturity Date" shall mean, as applicable, the Initial Maturity Date or the Final Maturity Date.

               "Maximum Borrower Liability" shall have the meaning assigned thereto in Section 2.16(a).

               "MSA" shall mean any "metropolitan statistical area" as defined and modified by the FCC for the purpose of licensing public cellular radio telecommunications service systems.

               "MTA" shall mean the unit of division (of which there are 51) for the United States of America devised by Rand McNally based upon geography, population and other factors, which units form the basis for the auction by the FCC of a portion of the Licenses for PCS Systems for Major Trading Areas, as defined by the FCC.

               "Multiemployer Plan" shall have the meaning set forth in Section 4001(a)(3) of ERISA.

               "Necessary Authorizations" shall mean all approvals and licenses from, and all filings and registrations with, any governmental or other regulatory authority, including, without limiting the foregoing, the Licenses and all grants, approvals, licenses, filings and registrations under the Communications Act, necessary in order to enable the Borrowers or any of the Restricted Subsidiaries to own, construct, maintain and operate PCS Systems and to make and hold Investments in other Persons who own, construct, maintain, and operate PCS Systems.

               "Net Income" shall mean, for the Borrowers and the Restricted Subsidiaries on a combined basis, for any period, net income determined in accordance with GAAP.

               "Net Proceeds" shall mean, with respect to any sale, lease, transfer or other disposition of assets or securities by any Person, or any contribution to the equity capital of any Person, the aggregate amount of cash received for such assets or securities or in respect of such contribution (including, without limitation, any payments received for non-competition covenants, consulting or management fees, and any portion of the amount received evidenced by a buyer promissory note or other evidence of Indebtedness), net of
(i) amounts reserved, if any, for taxes payable with respect to any such sale (after application of any available losses, credits or other offsets), (ii) reasonable and customary transaction costs properly attributable to such transaction and payable by such Person (or, in the case of a Borrower, by any of such Borrower's Restricted Subsidiaries) (other than to an Affiliate if not on an arms' length basis) in connection with such sale, lease, transfer or other disposition of assets or securities, and (iii) until actually received by such Person (or, in the case of a Borrower, by any of such Borrower's Restricted Subsidiaries), any portion of the amount received held in escrow or evidenced by a buyer promissory note, or a non-compete agreement or covenant, management agreement or consulting agreement, for which compensation is paid over time. Upon receipt by such Person (or, in the case of a Borrower, by any of such Borrower's Restricted Subsidiaries) of amounts referred to in item (iii) of the preceding sentence, such amounts shall then be deemed to be "Net Proceeds" with respect to such Person.

               "Net Proceeds Trust" shall have the meaning ascribed to such term in Section 2.8(b)(ii).

               "New Mexico Bond" shall have the meaning assigned thereto in
Section 7.21.

               "Notes" shall mean, collectively, any Revolving Notes or Term Notes.

               "Obligations" shall mean (i) all payment and performance obligations of every kind, nature and description of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers, the Restricted Subsidiaries, and any other obligors to the Lenders (or their respective Affiliates in the case of Interest Hedge Agreements), the Administrative Agent, or any of them, under this Agreement and the other Loan Documents (including any interest, fees and other charges on the Loans or otherwise under the Loan Documents that would accrue but for the filing of a bankruptcy action with respect to a Borrower, any such Restricted Subsidiary, or any such other obligor, whether or not such claim is allowed in such bankruptcy action), as they may be amended from time to time, or as a result of making the Loans, whether such obligations are direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, arising by operation of law or otherwise, now existing or hereafter arising, and (ii) the obligation to pay an amount equal to the amount of any and all damage which the Lenders (or their respective Affiliates in the case of Interest Hedge Agreements), the Administrative Agent, or any of them, may suffer by reason of a breach by the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, a Borrower, any of the Restricted Subsidiaries, or any other obligor, of any obligation, covenant or undertaking with respect to this Agreement or any other Loan Document.

               "Omnipoint" shall have the meaning assigned to such term in the preamble hereto.

               "Omnipoint Acquisition" shall mean the Acquisition of Omnipoint by the Parent pursuant to the terms and conditions of the Omnipoint Acquisition Documents.

               "Omnipoint Acquisition Documents" shall mean the Agreement and Plan of Reorganization dated as of June 23, 1999, by and among the Parent, Omnipoint Holdco and the other parties thereto, together with all schedules and exhibits thereto and all documents executed in connection therewith.

               "Omnipoint Finance Holdco" shall mean Omnipoint Finance Holding, LLC, a Delaware limited liability company.

               "Omnipoint Group" shall mean Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and any other Subsidiary of Omnipoint Holdco.

               "Omnipoint Holdco" shall mean Omnipoint Corporation, a Delaware corporation.

               "Omnipoint Obligations" shall mean, collectively, (i) all principal of and interest on any Loans requested by and made to Omnipoint including, without limitation, Omnipoint Refinancing Loans; (ii) all obligations in respect of fees, indemnities, cost reimbursements and similar amounts directly attributable to the principal amounts of the Loans referred to in clause (i); (iii) obligations in respect of commitment fees relating to lending commitments that can (assuming satisfaction of applicable conditions) be drawn by Omnipoint hereunder, subject however to the provisions of Section 5.9; and
(iv) other Obligations of Omnipoint and the other Restricted Subsidiaries of Omnipoint Holdco and Omnipoint Finance Holdco under the Loan Documents, including obligations (a) in respect of fees (other than commitment fees), indemnities, reimbursement or payment of costs and expenses and similar obligations or (b) attributable to the Collateral pledged by, the exercise of remedies with respect to, or the maintenance of, Collateral pledged by, Restricted Subsidiaries of Omnipoint Holdco, provided that the Obligations referred to in this clause (iv) shall not in any event include Obligations directly attributable to (x) the principal amount of Loans requested by and made to VoiceStream hereunder, (y) the obligations of Restricted Subsidiaries other than Restricted Subsidiaries of Omnipoint Holdco under the other Loan Documents or (z) the exercise of remedies with respect to the Collateral pledged by Restricted Subsidiaries other than Restricted Subsidiaries of Omnipoint Holdco.

               "Omnipoint Pledge Agreement" shall mean that certain Omnipoint Pledge Agreement dated as of the Agreement Date between Omnipoint and the Administrative Agent, substantially in the form of Exhibit D attached hereto, pursuant to which Omnipoint shall have pledged to the Administrative Agent as Collateral for the Omnipoint Obligations (and after the Redemption Date, for all the Obligations) all equity interests owned by Omnipoint in its Restricted Subsidiaries.

               "Omnipoint Refinancing Loans" shall mean Loans made to Omnipoint under this Agreement the proceeds of which are utilized (as described in the relevant Request for Advance) to refinance existing Indebtedness for Money Borrowed of Omnipoint or its Subsidiaries and which Loans could not be borrowed by Omnipoint pursuant to the provisions of the indentures governing the Omnipoint Senior Notes except in reliance on the exception for incurring refinancing indebtedness. Notwithstanding the foregoing, all Loans that would otherwise be Omnipoint Refinancing Loans shall cease to be Omnipoint Refinancing Loans for purposes hereof on the Redemption Date.

               "Omnipoint Senior Notes" shall mean, collectively, those certain 11 5/8% Senior Notes due 2006, those certain 11 5/8% Series A Senior Notes due 2006, those certain 11 1/2% Senior Notes due 2009, and those certain 14% Senior Notes due 2003, issued by Omnipoint Holdco.

               "Other Debtor Relief Law" shall have the meaning assigned thereto in Section 2.16(a).

               "Parent" shall mean VoiceStream Wireless Corporation, a Delaware corporation, formerly known as VoiceStream Wireless Holding Corporation prior to the consummation of the Omnipoint Acquisition.

               "Parent Guaranty" shall mean that certain Parent Guaranty in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, given by the Parent, dated as of the Agreement Date, substantially in the form of Exhibit E attached hereto.

               "Parent Pledge Agreement" shall mean that certain Parent Pledge Agreement dated as of the Agreement Date between the Parent and the Administrative Agent, substantially in the form of Exhibit F attached hereto pursuant to which the Parent shall have pledged to the Administrative Agent as Collateral for the Obligations all equity interests owned by the Parent.

               "Payment Date" shall mean the last day of any Interest Period.

               "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

               "PCS System" shall mean a mobile communications system constructed and operated in a BTA or an MTA (or any successor territorial designations) pursuant to a License therefor issued by the FCC.

               "Performance Certificate" shall mean a certificate of the president or chief financial officer of each Borrower as to the Borrowers' financial performance, in substantially the form attached hereto as Exhibit G.

               "Permitted Asset Sale" shall mean the sale by any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or the Restricted Subsidiaries of any assets pursuant to Section 7.4(a).

               "Permitted Debt" shall mean, collectively, Permitted Parent Debt and Indebtedness for Money Borrowed permitted to be incurred and to remain outstanding by Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries, pursuant to Section 7.1.

               "Permitted Holders" shall mean Hutchison Whampoa Limited, The Goldman Sachs Group, L.P., Sonera, John W. Stanton and Theresa E. Gillespie and, if the Aerial Acquisition is consummated, Telephone and Data Systems, Inc. and the controlled Affiliates of such entities.

               "Permitted Investments" shall mean Investments described in and permitted to be made under Section 7.6.

               "Permitted Liens" shall mean, as applied to any Person:

               (a) Any Lien in favor of the Administrative Agent (for itself and for the ratable benefit of the Lenders (or their respective Affiliates in the case of Interest Hedge Agreements)) given to secure the Obligations;

               (b) Liens (i) arising by operation of law on real estate for real estate taxes not yet delinquent and (ii) Liens for taxes, assessments, judgments, governmental charges or levies or claims the non-payment of which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves have been set aside on such Person's books, but only so long as no foreclosure, distraint, sale or similar proceedings have been commenced with respect thereto and remain unstayed for a period of thirty (30) days after their commencement;

               (c) Liens of landlords, carriers, warehousemen, mechanics, laborers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith, if reserves or appropriate provisions shall have been made therefor;

               (d) Liens incurred in the ordinary course of business in connection with worker's compensation and unemployment insurance;

               (e) Restrictions on the transfer of assets imposed by any of the Licenses as now in effect or by the Communications Act, any state laws, and any regulations thereunder;

               (f) Easements, rights-of-way, restrictions and other similar encumbrances on the use of real property which do not interfere with the ordinary conduct of the business of such Person, or Liens incidental to the conduct of the business of such Person or to the ownership of its properties which were not incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate materially detract from the value of such properties or materially impair their use in the operation of the business of such Person;

               (g) Purchase money security interests, which are perfected automatically by operation of law, only for the period (not to exceed twenty
(20) days) of automatic perfection under the law of the applicable jurisdiction, and limited to Liens on assets so purchased;

               (h) Liens reflected by Uniform Commercial Code financing statements filed in respect of true leases; and

               (i) Any Liens of record which secure Indebtedness in an aggregate amount outstanding at any time not to exceed, in the aggregate including other permitted Specified Transactions, and letters of credit permitted under Section 7.1(g), $37,500,000. Permitted Liens described in this subsection (i) are listed as of the Agreement Date on Schedule 3 attached hereto.

               "Permitted Parent Convertible Preferred Stock" shall mean shares of convertible preferred stock of the Parent issued after the Agreement Date for gross cash proceeds not in excess, in the aggregate for all such shares, of $1,000,000,000, (i) which are not mandatorily redeemable or required to be repurchased or reacquired by the Parent or any Restricted Subsidiary for cash, in each case, prior to August 25, 2009, (ii) which are convertible into common stock of the Parent (but not any Subsidiary of the Parent), (iii) which are not guaranteed by any Subsidiary of the Parent or secured by any assets of the Parent or any of its Subsidiaries, (iv) which are not convertible into or exchangeable for any Indebtedness of the Parent or any Subsidiary thereof and
(v) the Net Proceeds of which are contributed to the Borrowers.

               "Permitted Parent Debt" shall mean structurally subordinated Indebtedness for Money Borrowed issued by the Parent, which shall be unsecured with respect to the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries, shall not be Guarantied by Omnipoint Holdco, Omnipoint Finance Holdco, either Borrower or any Restricted Subsidiary, and shall be further subject to the following: (i) the Borrowers shall, in a certificate provided on the date of the Parent's issuance of such structurally subordinated Indebtedness for Money Borrowed, demonstrate its pro forma compliance (giving effect to the incurrence of such structurally subordinated Indebtedness for Money Borrowed) with applicable Financial Covenants; (ii) the final maturity of such structurally subordinated Indebtedness for Money Borrowed must not be earlier than the Final Maturity Date or, if later, and if the Incremental Facility is in effect prior to the issuance of such Permitted Parent Debt, the final maturity date of the Incremental Facility, (iii) such structurally subordinated Indebtedness for Money Borrowed shall have a Weighted Average Life to Maturity not less than the Weighted Average Life to Maturity of the Term B Loans or, if the Incremental Facility is in effect prior to the issuance of such Permitted Parent Debt, any Incremental Loans; and (iv) such structurally subordinated Indebtedness for Money Borrowed shall contain no covenants or provisions more restrictive than those contained herein; provided, however, that clauses (ii) and (iii) above shall not apply to "Permitted Parent Debt" exchanged for the Omnipoint Senior Notes and having a final maturity no earlier than and an average life at least equal to the maturity and average life of such Omnipoint Senior Notes.

               "Permitted Tower Transactions" shall mean one or more sale and leaseback transactions, or any other transactions resulting in a material transfer of economic interests, that involve solely transmission towers and related assets used in the business of the Borrowers or their Restricted Subsidiaries, provided that (i) the cumulative aggregate value of all consideration for all such transactions effected after the Agreement Date shall not exceed $400,000,000, and (ii) the terms and conditions of any such transaction shall be subject to the prior approval of the Administrative Agent and the Co-Syndication Agents, such approval not to be unreasonably withheld or delayed.

               "Person" shall mean an individual, corporation, limited liability company, association, partnership, joint venture, trust or estate, an unincorporated organization, a government or any agency or political subdivision thereof, or any other entity.

               "Plan" shall mean, with respect to any Person, an employee benefit plan within the meaning of Section 3(3) of ERISA or any other employee benefit plan maintained for employees of such Person.

               "Prepayment Amount" shall have the meaning ascribed to it in
Section 2.12(c).

               "Pro Rata Share" shall mean, with respect to each Borrower, the result (expressed as a percentage) of the aggregate principal amount of the Loans made to such Borrower divided by the aggregate principal amount of all Loans.

               "Redemption Date" shall mean the date on which each issue of the Omnipoint Senior Notes shall have (i) been repaid in full or (ii) consented (through vote by the requisite holders thereof to consent or to eliminate the applicable prohibitions) to the Guaranty by Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and its Restricted Subsidiaries of all the Obligations and the pledge of all Collateral owned by Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and its Restricted Subsidiaries to secure all the Obligations (without any requirement that any Omnipoint Senior Notes be secured) or (iii) been exchanged for Permitted Parent Debt.

               "Register" shall have the meaning ascribed to it in Section 11.5(d).

               "Remaining Dollar-Years" shall mean, with respect to any Indebtedness for Money Borrowed at any date, the sum of the products obtained by multiplying (a) the amount of each remaining scheduled payment of principal (or in the case of a revolving credit facility, each scheduled reduction in the revolving credit commitment) by (b) the number of years (calculated to the nearest twelfth) which will elapse between such date and the making of the payment (or in the case of a revolving credit facility, such scheduled reduction in the revolving credit commitment).

               "Reportable Event" shall have the meaning set forth in Title IV of ERISA.

               "Request for Advance" shall mean a certificate designated as a "Request for Advance," signed by an Authorized Signatory requesting an Advance hereunder, which shall be in substantially the form of Exhibit H attached hereto and shall, among other things, (i) specify the date of the Advance, which shall be a Business Day, the Borrower requesting the Advance, the amount of the Advance (which shall be at least $5,000,000 and an integral multiple of $1,000,000), the type of Advance, and, with respect to a Eurodollar Advance, the Interest Period selected the by applicable Borrower, (ii) state that there shall not exist, on the date of the requested Advance both before and after giving effect thereto, a Default, and
(iii) specify the use of the proceeds of the Advance being requested (including, in the case of a Request for Advance made by Omnipoint, whether such Advance will constitute Omnipoint Refinancing Loans).

               "Restricted Payment" shall mean (i) any direct or indirect distribution, dividend or other cash payment by a Borrower or any of the Restricted Subsidiaries to any Person (other than to a Borrower or any other Restricted Subsidiary) on account of any general or limited partnership interest in, or ownership of any shares of capital stock or other securities of, a Borrower or any of the Restricted Subsidiaries; (ii) any payment in respect of Permitted Parent Debt; or (iii) any payment by a Borrower or any of the Restricted Subsidiaries to a Person other than a Borrower or any of the Restricted Subsidiaries under any management or consulting agreement or other similar agreement or arrangement not entered into in the ordinary course of business.

               "Restricted Purchase" shall mean any payment by a Borrower or any of the Restricted Subsidiaries on account of the purchase, redemption or other acquisition or retirement of any general or limited partnership interest in, or shares of capital stock or other securities of, the Parent or any Subsidiary of the Parent, including, without limitation, any Borrower, any of the Restricted Subsidiaries and any of the Unrestricted Subsidiaries, including, without limitation, any warrants or other rights or options to acquire shares of capital stock or partnership interests of the Parent or any Subsidiary of the Parent.

               "Restricted Subsidiaries" shall mean (i) with respect to the Borrowers, the Subsidiaries of each of the Borrowers which are designated as of the Agreement Date as Restricted Subsidiaries on Schedule 5 attached hereto, each of which shall be a signatory to the Subsidiary Guaranty and the Subsidiary Security Agreement and (ii) with respect to the Parent, each of the foregoing Subsidiaries of the Borrowers, each of the Borrowers, Omnipoint Finance Holdco and Omnipoint Holdco. "Restricted Subsidiaries" shall also include Subsidiaries of each of the Borrowers designated by such Borrower as Restricted Subsidiaries after the Agreement Date, pursuant to the provisions of Section 5.13 or 5.14.

               "Revolver Utilization Rate" shall mean, as of any calculation date, the result (expressed as a percentage) of (a) the aggregate outstanding principal amount of the Revolving Loans as of such date, divided by (b) the Revolving Loan Commitment as in effect on such date.

               "Revolving Loan Commitment" shall mean the several obligations of certain of the Lenders to make Revolving Loans to the Borrowers on or after the Agreement Date, in an aggregate amount of up to $1,350,000,000, in accordance with their respective Commitment Ratios for the Revolving Loans and as such amount may be reduced from time to time, all pursuant to the terms hereof.

               "Revolving Loans" shall mean, collectively, at any time, the amount advanced by certain of the Lenders to the Borrowers under the Revolving Loan Commitment, not to exceed the amount of the Revolving Loan Commitment.

               "Revolving Notes" shall mean those certain revolving promissory notes issued by the Borrowers to each of the Lenders issuing a Revolving Loan Commitment that requests a promissory note in accordance with each such Lender's Commitment Ratio for the Revolving Loan Commitment, each one substantially in the form of Exhibit I attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

               "Security Agreement" shall mean that certain Security Agreement between the Borrowers and the Administrative Agent, dated as of the Agreement Date, substantially in the form of Exhibit J attached hereto.

               "Security Documents" shall mean the VoiceStream Pledge Agreement, the Omnipoint Pledge Agreement, the Holdco Pledge Agreement, the Subsidiary Pledge Agreement, the Security Agreement, the Subsidiary Security Agreement, the Parent Pledge Agreement, any other agreement or instrument providing collateral for the Obligations whether now or hereafter in existence, and any filings, instruments, agreements, and documents related thereto or to this Agreement, and providing the Administrative Agent, for itself and for the ratable benefit of the Lenders, with Collateral for the Obligations.

               "Security Interest" shall mean all Liens in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, created hereunder or under any of the Security Documents to secure any of the Obligations.

               "Senior Debt" shall mean, for the Borrowers and the Restricted Subsidiaries on a combined basis, the sum (without duplication) of their Indebtedness for Money Borrowed, less any such Indebtedness for Money Borrowed which is unsecured and subordinated to the Obligations on terms satisfactory to and approved by the Administrative Agent.

               "Sonera" shall mean Sonera Ltd., a limited liability company organized under the laws of the Republic of Finland.

               "Specified Transactions" shall mean each of the following, when entered into by a Borrower or any of its Restricted Subsidiaries: (i) Capitalized Lease Obligations; (ii) Indebtedness in the form of a sale-leaseback transaction (other than Permitted Tower Transactions); and (iii) additional secured and unsecured Indebtedness for Money Borrowed (other than the Obligations).

               "Subsidiary" shall mean, as applied to any Person, (a) any corporation of which more than fifty percent (50%) of the outstanding stock (other than directors' qualifying shares) having ordinary voting power to elect its board of directors, regardless of the existence at the time of a right of the holders of any class or classes of securities of such corporation to exercise such voting power by reason of the happening of any contingency, or any partnership of which more than fifty percent (50%) of the outstanding partnership interests, is at the time owned directly or indirectly by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person, or (b) any other entity which is directly or indirectly controlled or capable of being controlled by such Person, or by one or more Subsidiaries of such Person, or by such Person and one or more Subsidiaries of such Person. "Subsidiaries" as used herein, unless otherwise indicated, shall mean all Subsidiaries of the Borrowers, including their respective Restricted Subsidiaries and Unrestricted Subsidiaries. The Subsidiaries of the Borrowers as of the Agreement Date are set forth on Schedule 5 attached hereto.

               "Subsidiary Guaranty" shall mean that certain Subsidiary Guaranty in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, given by each Restricted Subsidiary of each of the Borrowers, dated as of the Agreement Date, substantially in the form of Exhibit K attached hereto, and any similar guaranty delivered pursuant to Section 5.13.

               "Subsidiary Pledge Agreement" shall mean that certain Subsidiary Pledge Agreement between each Restricted Subsidiary of each of the Borrowers having one or more of its own Restricted Subsidiaries, on the one hand, and the Administrative Agent, on the other hand, dated as of the Agreement Date, substantially in the form of Exhibit L attached hereto, and any similar pledge agreement delivered pursuant to Section 5.13.

               "Subsidiary Security Agreement" shall mean that certain Subsidiary Security Agreement between each Restricted Subsidiary of each of the Borrowers, on the one hand, and the Administrative Agent, on the other hand, dated as of the Agreement Date, substantially in the form of Exhibit M attached hereto, and any similar security agreement delivered pursuant to Section 5.13.

               "TDS" shall mean Telephone and Data Systems, Inc., a Delaware corporation.

               "Term A Loan Commitment" shall mean the several obligations of certain of the Lenders to advance the sum of up to $900,000,000 to the Borrowers on the Agreement Date, in accordance with their respective Commitment Ratios for the Term A Loans, all pursuant to the terms hereof.

               "Term A Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrowers under the Term A Loan Commitment, not to exceed the amount of the Term A Loan Commitment.

               "Term A Notes" shall mean those certain term notes issued by the Borrowers to each of the Lenders issuing a Term A Loan Commitment that requests a promissory note, in accordance with each such Lender's Commitment Ratio for the Term A Loan Commitment, each one substantially in the form of Exhibit N attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

               "Term B Loan Commitment" shall mean the several obligations of certain of the Lenders to advance the sum of up to $1,000,000,000 to the Borrowers on the Agreement Date in accordance with their respective Commitment Ratios for the Term B Loans, all pursuant to the terms hereof.

               "Term B Loans" shall mean, collectively, the amount advanced by certain of the Lenders to the Borrower under the Term B Loan Commitment, not to exceed the amount of the Term B Loan Commitment.

               "Term B Notes" shall mean those certain term notes issued by the Borrowers to each of the Lenders issuing a Term B Loan Commitment that requests a promissory note, in accordance with each such Lender's Commitment Ratio for the Term B Loan Commitment, each one substantially in the form of Exhibit O attached hereto, and any extensions, modifications, renewals or replacements of or amendments to any of the foregoing.

               "Term Loans" shall mean, collectively, the Term A Loans and the Term B Loans.

               "Term Notes" shall mean the Term A Notes and the Term B Notes.

               "Total Capitalization" shall mean, as of any calculation date, the sum of the following (without duplication): (i) common equity in the amount of, (x) prior to the Aerial Acquisition, $2,335,233,000, or (y) after the Aerial Acquisition, $5,290,913,000; (ii) the Omnipoint 7% Convertible Preferred Stock or common equity into which it has been converted; (iii) (in addition to the common equity included in clause (i)) the preferred or common equity of the Parent invested in by Hutchison in the amount of $807,000,000; (iv) (in addition to the common equity included in clause (i)) the $150,000,000 Series A equity of Omnipoint Holdco invested in by Hutchison or any other equity of Parent into which such equity will be converted upon the closing of the Omnipoint Acquisition; (v) (in addition to the common equity included in clause (i)) $500,000,000 of common equity of the Parent invested in by Sonera; (vi) all present and future Indebtedness for Money Borrowed of the Borrowers and the Restricted Subsidiaries on a combined basis (including, without limitation, any vendor Indebtedness); (vii) $1,500,000,000 in respect of the VoiceStream High Yield Offering; and (viii) all additional equity and Indebtedness for Money Borrowed issued by the Parent, Omnipoint Holdco or Omnipoint Finance Holdco after the Agreement Date provided the Net Proceeds thereof are contributed as equity to the Borrowers.

               "Total Debt" shall mean, for the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries on a consolidated basis, the sum (without duplication) of their Indebtedness for Money Borrowed.

               "Unrestricted Subsidiaries" shall mean the Subsidiaries of either of the Borrowers designated as Unrestricted Subsidiaries on Schedule 5 attached hereto, together with any Subsidiaries of either of the Borrowers created or acquired after the Agreement Date which are not Restricted Subsidiaries.

               "Unused Proceeds" shall mean the result of (i) the aggregate amount of Net Proceeds received by the Parent and contributed to either of the Borrowers as equity, or Net Proceeds received by the Borrowers, in connection with the issuance of any Permitted Debt or any equity offering (in each case, other than Additional Buildout Capital), plus (ii) Excess Cash Flow not used to prepay the Loans, less (iii) the aggregate amount of all such Net Proceeds and Excess Cash Flow previously employed by the Borrowers as Unused Proceeds in connection with any Investment, Acquisition, Restricted Payment or Restricted Purchase.

               "Use of Proceeds Letter" shall mean that certain Use of Proceeds Letter, substantially in the form of Exhibit P attached hereto, delivered to the Administrative Agent and the Lenders on the Agreement Date pursuant to Article 3.

               "Vendor Facility" shall have the meaning assigned thereto in
Section 2.1(e).

               "Vendor Loans" shall have the meaning ascribed to it in Section 2.1(e).

               "VoiceStream" shall have the meaning assigned to such term in the preamble hereto.

               "VoiceStream High Yield Offering" shall mean the offering in November 1999 of Senior Notes and Senior Discount Notes, issued by VoiceStream Wireless Corporation and the Parent pursuant to a private placement under Rule 144A under the Securities Act of 1933, yielding approximately $1,500,000,000.

               "VoiceStream Obligations" shall mean all Obligations other than the Omnipoint Obligations.

               "VoiceStream Pledge Agreement" shall mean that certain VoiceStream Pledge Agreement dated as of the Agreement Date between VoiceStream and the Administrative Agent, substantially in the form of Exhibit Q attached hereto, pursuant to which VoiceStream has pledged to the Administrative Agent as Collateral for the Obligations all equity interests owned by VoiceStream in its Restricted Subsidiaries.

               "Weighted Average Life to Maturity" shall mean, with respect to any Indebtedness for Money Borrowed at any date, the number of years obtained by dividing the Remaining Dollar-Years of such Indebtedness for Money Borrowed by the outstanding principal amount of such Indebtedness for Money Borrowed (or, in the case of a revolving credit facility, the maximum amount of revolving credit commitment, regardless of the amount of revolving loans then outstanding).

               Each definition of an agreement or instrument in this Article 1 shall include such agreement or instrument as amended, modified, renewed or restated from time to time in accordance herewith.

                                   ARTICLE 2

                                      Loans

        Section 2.1 The Loans.

               (a) Revolving Loans. The Lenders who have issued a Revolving Loan Commitment agree, severally in accordance with their respective Commitment Ratios for the Revolving Loan Commitment and not jointly, upon the terms and subject to the conditions of this Agreement, to lend and re-lend to the Borrowers, on and after the Agreement Date and until the

Initial Maturity Date, amounts requested by either Borrower which, in the aggregate for both Borrowers, do not exceed at any time the amount of the Revolving Loan Commitment. Advances under the Revolving Loan Commitment may be repaid and reborrowed as provided in Section 2.2 in order to reborrow Eurodollar Advances for new Interest Periods, to effect changes in the Interest Rate Bases applicable to the Advances hereunder, or otherwise. Revolving Loans will bear interest at the Eurodollar Basis or the Base Rate Basis as provided in Section 2.3.

               (b) Term A Loans. The Lenders who have agreed to make Term A Loans agree, severally in accordance with their respective Commitment Ratios for the Term A Loan Commitment and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrowers, on the Agreement Date, an aggregate amount not to exceed $900,000,000. Amounts repaid under the Term A Loans may not be reborrowed. Term A Loans will bear interest at the Eurodollar Basis or the Base Rate Basis as provided in Section 2.3.

               (c) Term B Loans. The Lenders who have agreed to make Term B Loans agree, severally and in accordance with their respective Commitment Ratios for the Term B Loan Commitment and not jointly, upon the terms and subject to the conditions of this Agreement, to lend to the Borrowers on the Agreement Date, an aggregate amount not to exceed $1,000,000,000. Amounts repaid under the Term B Loans may not be reborrowed. Term B Loans will bear interest at the Eurodollar Basis or the Base Rate Basis as provided in Section 2.3.

               (d) Incremental Facility. Subject to all the terms of this Agreement and so long as no Default exists and is then continuing, from time to time on and after the Agreement Date, either of the Borrowers may incur additional Indebtedness hereunder in the form of a revolving credit or term loan facility (an "Incremental Facility") in an aggregate principal amount for both Borrowers that, when added to the aggregate principal amount of any previously extended Incremental Facilities, does not exceed $500,000,000. The Incremental Facility shall (i) share in the Collateral to the same extent as the other Loans made to the same Borrower (except as otherwise required by the indentures relating to the Omnipoint Senior Notes), (ii) be entitled to prepayments pursuant to Section 2.8 to the same extent as the other Loans, and (iii) not be secured by any collateral other than the Collateral or guaranteed by any Person other than pursuant to the Loan Documents. The interest rate, commitment fee rate, amortization schedule and maturity date for each Incremental Facility shall be as agreed upon between any Lenders agreeing to provide such Incremental Facility and the Borrowers; provided, however, that the Weighted Average Life to Maturity of such Incremental Facility shall in no event be shorter than the Weighted Average Life to Maturity of the other Credit Facilities on a combined basis (excluding the Vendor Facility and any other Incremental Facility). The lenders and the loans under each Incremental Facility will be "Lenders" and "Loans" for all purposes of this Agreement and the other Loan Documents. The Incremental Facility will be documented pursuant to an amendment to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each lender providing a commitment to the Incremental Facility and the Administrative Agent. Such amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this Section 2.1(d). The Incremental Facility may be established at any time at the request of the Borrowers, upon notice to the Administrative Agent, and subject only to the agreement of

Lenders who, in their sole discretion, choose to participate in such Incremental Facility. No Lender shall have any obligation to participate in any Incremental Facility unless and until it commits to do so. At the request of the Borrowers, the Administrative Agent shall provide other lenders with an opportunity to commit to each Incremental Facility, and such other lenders shall become Lenders hereunder pursuant to a joinder agreement reasonably satisfactory to the Administrative Agent and the Borrowers.

               (e) Vendor Facility. Either of the Borrowers may also incur, after the Agreement Date, without the approval of the Majority Lenders, additional vendor-financed term loan Indebtedness for Money Borrowed (the "Vendor Facility") in an aggregate principal amount for both Borrowers not to exceed $1,000,000,000 (the loans thereunder, the "Vendor Loans"). The Vendor Facility shall (i) share in the Collateral to the same extent as the other Loans made to the same Borrower (except as otherwise required by the indentures relating to the Omnipoint Senior Notes), (ii) be entitled to prepayments pursuant to Section 2.8 to the same extent as the other Loans, and (iii) not be secured by any collateral other than the Collateral or guaranteed by any Person except pursuant to the Loan Documents. The Vendor Facility may be issued in a single issuance or facility or in multiple issues or facilities with different vendors. The Weighted Average Life to Maturity of each issue of Vendor Loans shall in no event be shorter than the Weighted Average Life to Maturity of the Term B Loans, and the final maturity of each issue of Vendor Loans shall be no earlier than ninety (90) days after the Final Maturity Date. No Lender shall have any right or obligation to participate in the Vendor Facility unless and until it commits to do so. It is the intent of the parties to this Agreement that the Vendor Facility may be established at any time at the request of the Borrowers and that availability under the Vendor Facility shall be solely dependent upon the availability of financing from equipment vendors to the Borrowers and their respective Subsidiaries. The lenders and the loans under the Vendor Facility will be "Lenders" and "Loans" for all purposes of this Agreement and the other Loan Documents. The Vendor Facility will be documented pursuant to an amendment or amendments to this Agreement and, as appropriate, the other Loan Documents, executed by the Borrowers, each lender providing a commitment to the Vendor Facility, and the Administrative Agent. Such amendment or amendments may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Loan Documents as may be necessary or appropriate, in the opinion of the Administrative Agent, to effect the provisions of this
Section 2.1(e).

        Section 2.2 Manner of Borrowing and Disbursement.

               (a) Choice of Interest Rate, Etc. Any Advance under the Revolving Loan Commitment or of the Term Loans shall, at the option of either of the Borrowers, be made as a Base Rate Advance, or, subject to Article 10, a Eurodollar Advance; provided, however, that (i) if a Borrower fails to give the Administrative Agent written notice specifying whether a Eurodollar Advance is to be repaid, continued or converted on a Payment Date, such Eurodollar Advance shall be converted to a Base Rate Advance on such Payment Date, (ii) a Borrower may not select a Eurodollar Advance if, at the time of such selection, a Default or Event of Default has occurred and is continuing, and (iii) in the event that for any reason Eurodollar Advances are not available, Advances shall be made as Base Rate Advances. Any notice given to the Administrative Agent in connection with a requested Advance hereunder shall be given to the Administrative Agent prior to 11:30 a.m. (Houston time) in order for such Business Day to count toward the minimum number of Business Days required.

               (b) Base Rate Advances.

                      (i) Initial and Subsequent Advances. The Borrower requesting an Advance shall give the Administrative Agent in the case of Base Rate Advances at least one (1) Business Day's irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that such Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given.

                      (ii) Repayments and Conversions. A Borrower may (A) upon at least one (1) Business Day's irrevocable prior written notice to the Administrative Agent, repay or prepay a Base Rate Advance without regard to its Payment Date, or (B) upon at least three (3) Business Days' irrevocable prior written notice to the Administrative Agent convert all or a portion of the principal amount of a Base Rate Advance to one or more Eurodollar Advances, in which case such notice shall also specify the Interest Period for such Eurodollar Advance. On the date indicated by the applicable Borrower, such Base Rate Advance shall be so repaid or converted. If a Borrower fails to give the Administrative Agent written notice specifying whether a Base Rate Advance is to be repaid or converted on a Payment Date, such Base Rate Advance shall be continued as a Base Rate Advance on such Payment Date. For the avoidance of doubt, the conversion of a Base Rate Advance to a Eurodollar Advance shall not constitute a new borrowing.

               (c) Eurodollar Advances.

                      (i) Initial and Subsequent Advances. The Borrower requesting an Advance shall give the Administrative Agent in the case of Eurodollar Advances at least three (3) Business Days' irrevocable prior written notice in the form of a Request for Advance, or telephonic notice followed immediately by a Request for Advance; provided, however, that such Borrower's failure to confirm any telephonic notice with a Request for Advance shall not invalidate any notice so given. The Administrative Agent, whose determination shall be conclusive absent manifest error, shall determine the available Eurodollar Basis and shall notify the requesting Borrower of such Eurodollar Basis. The Borrower requesting such Advance shall promptly notify the Administrative Agent by telephone or telecopy, and shall immediately confirm any such telephonic notice in writing, of its selection of a Eurodollar Basis and Interest Period for such Advance; provided, however, that such Borrower's failure to confirm any such telephonic notice in writing shall not invalidate any notice so given.

                      (ii) Repayments, Continuations and Conversions. At least three (3) Business Days prior to each Payment Date for a Eurodollar Advance, a Borrower shall give the Administrative Agent written notice specifying whether all or a portion of such Eurodollar Advance outstanding on such Payment Date (A) is to be continued in whole or in part as a new Eurodollar Advance, in which case such notice shall also specify the Interest Period for such new Eurodollar Advance, (B) is to be converted in whole or in part to a Base Rate Advance, or
(C) is to be repaid and not continued or converted at that time. Upon such Payment Date such

Eurodollar Advance will, subject to the provisions hereof, be so repaid, continued or converted, as applicable. If a Borrower fails to give the Administrative Agent written notice specifying whether a Eurodollar Advance is to be repaid, continued or converted on a Payment Date, such Eurodollar Advance shall be converted to a Base Rate Advance on such Payment Date. For the avoidance of doubt, the continuance of a Eurodollar Advance or the conversion of a Eurodollar Advance to a Base Rate Advance shall not constitute a new borrowing.

               (d) Notification of Lenders. Upon receipt of a Request for Advance, or a notice from a Borrower with respect to a selection of an Interest Period, or a notice from a Borrower with respect to any outstanding Advance prior to the Payment Date for such Advance, the Administrative Agent shall promptly notify each Lender by telephone or telecopy of the contents thereof and the amount (if any) of such Lender's portion of the Advance. Each affected Lender shall, not later than 1:30 p.m. (Houston time) on the date of borrowing specified in such notice, make available to the Administrative Agent at the Administrative Agent's Office, or at such account as the Administrative Agent shall designate, the amount of its portion of any Advance which represents an additional borrowing hereunder in immediately available funds.

               (e) Disbursement.

                      (i) Prior to 3:00 p.m. (Houston time) on the date of an Advance hereunder, the Administrative Agent shall, subject to the satisfaction of any applicable conditions set forth in Article 3, disburse the amounts made available to it by the Lenders in like funds by (a) transferring the amounts so made available by wire transfer pursuant to instructions of the Borrower requesting such Advance, or (b) in the absence of such instructions, crediting the amounts so made available to the account of the Borrower requesting such Advance maintained with the Administrative Agent.

                      (ii) Unless the Administrative Agent shall have received notice from a Lender prior to 2:00 p.m. (Houston time) on the date of any Advance that such Lender will not make available to the Administrative Agent such Lender's ratable portion of such Advance, the Administrative Agent may assume that such Lender has made or will make such portion available to the Administrative Agent on the date of such Advance and the Administrative Agent may in its sole discretion and in reliance upon such assumption, make available to the applicable Borrower on such date a corresponding amount. If and to the extent the Lender does not make such ratable portion available to the Administrative Agent, such Lender agrees to repay to the Administrative Agent on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to a Borrower until the date such amount is repaid to the Administrative Agent, at the Federal Funds Rate for the first three (3) days and thereafter at the Federal Funds Rate plus one percent (1%).

                      (iii) If such Lender shall repay to the Administrative Agent such corresponding amount, such amount so repaid shall constitute such Lender's portion of the applicable Advance for purposes of this Agreement. If such Lender does not repay such corresponding amount immediately upon the Administrative Agent's demand therefor, the Administrative Agent shall notify the Borrower that requested such Advance and such Borrower shall immediately pay such corresponding amount to the Administrative Agent, together with interest thereon. The failure of any Lender to fund its portion of any Advance shall not relieve any other Lender of its obligation hereunder to fund its respective portion of the Advance on the date of such borrowing, but no Lender shall be responsible for any such failure of any other Lender.

                      (iv) In the event that, at any time when the Borrowers are not in Default and have satisfied all applicable conditions set forth in Article 3, a Lender for any reason fails or refuses to fund its portion of an Advance, then, until such time as such Lender has funded its portion of such Advance, or all other Lenders have received payment in full (whether by repayment or prepayment) of the principal and interest due in respect of such Advance, such non-funding Lender shall not have the right (i) to vote regarding any issue on which voting is required or advisable under this Agreement or any other Loan Document and the amount of the Revolving Loan Commitment and Term Loans, as applicable, or other Loans, as applicable, held by such Lender shall not be counted as outstanding for purposes of determining "Majority Lenders" hereunder, and (ii) to receive payments of principal, interest or fees from the Borrowers in respect of its unfunded portion of Advances.

               (f) Miscellaneous. Advances shall be made in minimum amounts of $5,000,000 and in integral multiples of $1,000,000 thereafter.

               (g) Promise to Pay. The Borrowers hereby, jointly and severally, promise to pay in full to the Administrative Agent and the Lenders the amount of all Obligations, including the principal amount of all Loans, together with accrued interest, fees and other amounts due thereon, all in accordance with the terms of this Agreement; provided, however, that, notwithstanding the foregoing, prior to the Redemption Date, Omnipoint promises to pay only the Omnipoint Obligations.

        Section 2.3 Interest.

               (a) On Base Rate Advances. Interest on each Base Rate Advance shall be computed on the basis of a year of 360 days for Base Rate Advances based on the Federal Funds Rate, and 365/366 days for Base Rate Advances based on the "prime rate," in each case for the actual number of days elapsed including the first day but excluding the last day and shall be payable at the Base Rate Basis for such Advance, in arrears on the applicable Payment Date. Interest on Base Rate Advances then outstanding shall also be due and payable on the Initial Maturity Date with respect to Revolving Loans and Term A Loans, and on the Final Maturity Date with respect to the Term B Loans.

               (b) On Eurodollar Advances. Interest on each Eurodollar Advance shall be computed on the basis of a 360-day year for the actual number of days elapsed and shall be payable at the Eurodollar Basis for such Advance, in arrears on the applicable Payment Date for the period through the day immediately preceding such Payment Date, and, in addition, if the Interest Period for a Eurodollar Advance exceeds three (3) months, interest on such Eurodollar Advance shall also be due and payable in arrears on every three-month anniversary of the beginning of such Interest Period. Interest on Eurodollar Advances then outstanding shall also be due and payable on the Initial Maturity Date with respect to Revolving Loans and Term A Loans and on the Final Maturity Date with respect to the Term B Loans.

               (c) Interest if No Notice of Selection of Interest Rate Basis. With respect to Revolving Loans, if a Borrower fails to give the Administrative Agent timely notice of its selection of a Eurodollar Basis, or if for any reason a determination of a Eurodollar Basis for any Advance is not timely concluded, the Base Rate Basis shall apply to such Advance. With respect to the Term Loans, if a Borrower fails to give the Administrative Agent timely notice of its selection of an Interest Period for any rollover Advance, a one (1) month Interest Period shall apply.

               (d) Interest Upon Default. Immediately upon the occurrence of an Event of Default hereunder, the outstanding principal balance of the Loans, together with accrued and unpaid interest and other unpaid sums, shall bear interest at the Default Rate. Such interest shall be payable on demand and shall accrue until the earliest of (a) waiver or cure (to the satisfaction of the Lenders required under Section 11.12 to waive or cure) of the applicable Event of Default, or (b) agreement by the Majority Lenders to rescind the charging of interest at the Default Rate, or (c) payment in full of the Obligations.

               (e) Eurodollar Advances. At no time may the number of outstanding Eurodollar Advances exceed twenty (20).

               (f) Applicable Margin. (i) With respect to any Advance of the Term A Loans, or any Advance under the Revolving Loan Commitment, the Applicable Margin shall be, as of any calculation date, the interest rate margin determined by the Administrative Agent based upon the table set forth below, determined for the most recent fiscal quarter end, effective as of the second (2nd) Business Day after the financial statements referred to in Section 6.1 are required to be furnished by the Borrowers to the Administrative Agent and each Lender for the fiscal quarter most recently ended, expressed as a per annum rate of interest as follows:

                                      Base Rate Advance    Eurodollar Advance
    Leverage Ratio (Total Debt)       Applicable Margin    Applicable Margin
    ---------------------------       -----------------    -----------------
(a)     Agreement Date and                  1.500%               2.750%
thereafter (until the
occurrence of (b))

(b)     After Annualized EBITDA
as of the end of any fiscal
quarter exceeds $0, but the
Leverage Ratio (Total Debt) is

Greater than 10.0 to 1.00                   1.375%               2.625%

Greater than 8.00 to 1.00, but              1.250%               2.500%
less than or equal to 10.00 to 1.00

Greater than 7.00 to 1.00, but              1.000%               2.250%
less than or equal to 8.00 to 1.00

Greater than 6.00 to 1.00, but              0.750%               2.000%
less than or equal to 7.00 to 1.00

Greater than 5.00 to 1.00, but              0.500%               1.750%
less than or equal to 6.00 to 1.00

Less than or equal to 5.00 to 1.00          0.250%               1.500%

In the event that the Borrowers fail to timely provide (i) the financial statements referred to above in accordance with the terms of Section 6.1 or (ii) the Performance Certificate referred to in Section 6.3, and without prejudice to any additional rights under Section 8.2, no downward adjustment of the Applicable Margin in effect for the preceding quarter shall occur until the actual delivery of such statements.

                      (ii) With respect to the Term B Loan, the Applicable Margin shall be 3.000% for Eurodollar Advances and 1.750% for Base Rate Advances.

        Section 2.4 Repayment.

               (a) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the Revolving Loan Commitment shall be reduced by an amount equal to the percentages (for such quarter) set forth below of the amount of the Revolving Loan Commitment outstanding as of December 31, 2002, and the outstanding principal balance of the Term A Loans shall be repaid by an amount equal to the percentages (for such quarter) set forth below of the aggregate amount of the Term A Loans advanced on the Agreement Date:

                                   Percentage of Term A
                                  Loans and of Revolving
                                  Loan Commitment to be
      Quarters Ending             Reduced Each Quarter:
      ---------------             ---------------------
March 31, 2003 through and                 2.50%
including December 31, 2003

March 31, 2004 through and                 3.75%
including December 31, 2004

March 31, 2005 through and                 5.00%
including December 31, 2006

March 31, 2007 through and                 8.75%
including December 31, 2007

To the extent the sum of the Revolving Loans exceeds the Revolving Loan Commitment as so reduced, the Borrowers shall repay the Revolving Loans. Any unpaid principal and interest of the Term A Loans or of the Revolving Loans and any other outstanding Obligations under the

Revolving Loan Commitment or the Term A Loan Commitment shall be due and payable in full on the Initial Maturity Date.

               (b) Commencing March 31, 2003 and at the end of each calendar quarter thereafter, the outstanding principal balance of the Term B Loans shall be repaid in equal quarterly installments each in an amount equal to 0.250% of the aggregate principal amount of the Term B Loans advanced on the Agreement Date. Any unpaid principal and interest of the Term B Loans and any other outstanding Obligations shall be due and payable in full on the Final Maturity Date.

               (c) Each repayment of Revolving Loans, Term A Loans or Term B Loans pursuant to this Section 2.4 shall be applied first to any outstanding Omnipoint Refinancing Loans of such type, until all such Omnipoint Refinancing Loans have been repaid, and then to other Revolving Loans, Term A Loans or Term B Loans, as the case may be.

        Section 2.5 Fees.

               (a) Fees Payable Under the Fee Letters. The Borrowers agree to pay, jointly and severally, such fees as are mutually agreed upon and as are described in the Fee Letters.

               (b) Commitment Fee. The Borrowers agree to pay, jointly and severally, to the Administrative Agent, for the benefit of each of the Lenders who have issued a Revolving Loan Commitment in accordance with their respective Commitment Ratios for the Revolving Loan Commitment, a commitment fee on the aggregate unborrowed balance of the Revolving Loan Commitment, for each day from the Agreement Date until the Initial Maturity Date, at a rate of, (i) in respect of each day on which the Revolver Utilization Rate is less than or equal to twenty-five percent (25%), one percent (1.00%) per annum, (ii) in respect of each day on which the Revolver Utilization Rate is greater than twenty-five percent (25%) but less than fifty percent (50%), three-quarters of one percent (0.75%) per annum, and (iii) in respect of each day on which the Revolver Utilization Rate is greater than or equal to fifty percent (50%), one-half of one percent (0.50%) per annum. Such commitment fee shall be computed on the basis of a year of 365/366 days for the actual number of days elapsed, shall be payable quarterly in arrears on the last Business Day of each calendar quarter commencing March 31, 2000, and upon any termination of the Commitments, shall be fully earned when due, and shall be non-refundable when paid.

        Section 2.6 Prepayments.

               (a) Prepayment of Advances. The principal amount of any Base Rate Advance may be prepaid in full or in part at any time, without penalty or premium and without regard to the Payment Date for such Advance, upon not less than one (1) Business Day's prior written notice to the Administrative Agent of such prepayment. The principal amount of any Eurodollar Advance may be prepaid prior to the applicable Payment Date, upon not less than three (3) Business Days' prior written notice to the Administrative Agent, provided that the relevant Borrower shall reimburse the Lenders and the Administrative Agent, on demand, for any loss or out-of-pocket expense incurred by any Lender or the Administrative Agent in connection with such prepayment, as set forth in Section 2.11.

               (b) Prepayment of Loans. Amounts permanently prepaid on the Revolving Loans accompanied by a corresponding permanent reduction in the Revolving Loan Commitment shall, unless otherwise specified herein, be applied to interest and fees then outstanding hereunder on account of Revolving Loans, and then to principal. Amounts prepaid on the Term Loans whether by way of refinancing or prepayment of Advances under the Term Loans shall, unless otherwise specified herein, be applied to interest then outstanding hereunder on account of the Term Loans, and then to principal. A notice of prepayment shall be irrevocable. Upon receipt of any notice of prepayment or reduction, the Administrative Agent shall promptly notify each Lender of the contents thereof by telephone or telecopy and of such Lender's portion, if any, of the prepayment. Any portion of the Loans which is permanently prepaid may not be reborrowed. Permanent prepayments of the Revolving Loans accompanied by a corresponding permanent reduction in the Revolving Loan Commitment, and prepayments of the Term A Loans, shall be applied to the repayment schedule set forth in Section 2.4(a) in inverse order of maturity. Prepayments of the Term B Loans shall be applied to the repayment schedule set forth in Section 2.4(b) in inverse order of maturity. Partial prepayments shall be in a principal amount of not less than $5,000,000, and in an integral multiple of $1,000,000. Voluntary permanent prepayments of the Loans shall be applied pro rata to the outstanding Term A Loans, the outstanding Term B Loans and to reduce the Revolving Loan Commitment. Notwithstanding the foregoing, holders of the Term B Loans shall have the right to decline any mandatory or voluntary partial prepayment of the Term B Loans, in which case the amount of such prepayment shall be applied pro rata to prepay the Term A Loans, and the Vendor Loans and Incremental Facility Loans, if any, then outstanding.

               (c) Each mandatory and voluntary prepayment of Revolving Loans, Term A Loans or Term B Loans of Omnipoint pursuant to this Section 2.6 or
Section 2.7 or 2.8 shall be applied first to any outstanding Omnipoint Refinancing Loans of such type, until all such Omnipoint Refinancing Loans have been repaid, and then to other Revolving Loans, Term A Loans or Term B Loans of Omnipoint, as the case may be.

        Section 2.7 Borrowers' Optional Cancellation of the Revolving Loan Commitment. The Borrowers shall have the right, on three (3) Business Days' irrevocable notice to the Administrative Agent, to cancel all or a portion of the Revolving Loan Commitment, on a pro rata basis among the Lenders holding Revolving Loan Commitments, provided that (i) any such cancellation shall be made in a principal amount of not less than $5,000,000, and in an integral multiple of $1,000,000; (ii) as of the effective date of such notice, the Revolving Loan Commitment shall be permanently reduced to the amount stated in the Borrowers' notice for all purposes herein; and (iii) payment shall be made on or prior to the effective date of such notice of any amount necessary to reduce the principal amount of the Revolving Loans outstanding under the Revolving Loan Commitment to not more than the amount of the Revolving Loan Commitment as reduced, to be applied as provided in Section 2.6(b), together with any amount required to be paid by the Borrowers under Section 2.11.

        Section 2.8 Mandatory Prepayments. In addition to the scheduled repayments provided for in Section 2.4, the Borrowers shall prepay the Loans as follows:

               (a) Repayment From Excess Cash Flow. Upon the delivery of the audited financial statements referred to in Section 6.2 with respect to the Borrowers' fiscal year ending December 31, 2003, and upon delivery of the audited financial statements referred to in Section 6.2 with respect to each fiscal year of the Borrowers thereafter during the term of this Agreement (but in any event not later than 120 days after the end of each such fiscal year), the Borrowers shall make an additional prepayment of the outstanding principal amount of the Loans in an amount equal to fifty percent (50%) of Excess Cash Flow for the previous fiscal year. Amounts so prepaid shall be applied to the repayment schedule set forth in Section 2.4(a) and Section 2.4(b) in inverse order of maturity and shall be applied pro rata to the outstanding Term A Loans, the Term B Loans, any term loan portion of the Loans under the Incremental Facility and Loans under the Vendor Facility. Accrued interest on the principal amount of the Loans being prepaid pursuant to this Section 2.8(a) to the date of such prepayment will be paid by the Borrowers concurrently with such principal prepayment.

               (b) From Permitted Asset Sales. An amount equal to the Net Proceeds from any Permitted Asset Sale (other than (x) the initial $10,000,000 of Net Proceeds from each Permitted Asset Sale, (y) Net Proceeds from sales, leases or other dispositions of used or surplus equipment in the ordinary course of business and (z) up to $100,000,000 in Net Proceeds from Permitted Tower Transactions in the aggregate during the term of this Agreement) shall be applied, on the Business Day of receipt thereof by a Borrower or a Restricted Subsidiary, as follows:

                      (i) Except as otherwise permitted in Section 2.8(b)(ii), to permanently prepay, on a pro rata basis, the outstanding principal amount of the Term A Loans, the Term B Loans, any term loan portion of the Loans under the Incremental Facility and Loans under the Vendor Facility and shall be allocated pro rata across the applicable amortization schedules for the period remaining from the date of payment through the applicable Maturity Date, with any excess amounts to be applied to permanently reduce the Revolving Loan Commitment pro rata across the Revolving Loan Commitment reduction schedule for the period remaining from the date of payment through the Initial Maturity Date; or

                      (ii) At the Borrowers' election, so long as no Default then exists or would be caused thereby, by either of the Borrowers or any Restricted Subsidiary to purchase one or more PCS Systems or other telecommunications assets used or useful in the business of the Borrowers and their Restricted Subsidiaries, the aggregate purchase price of which does not exceed such Net Proceeds, or the sum of such Net Proceeds plus amounts otherwise available for Acquisitions hereunder in accordance with the terms of Section 7.6, so long as the Borrowers shall have (i) entered into a definitive contract for purchase within twelve (12) months from the date of such Permitted Asset Sale, and (ii) concluded such purchase within eighteen (18) months from the date of such Permitted Asset Sale. In the event the Borrowers elect to exercise their right under this Section 2.8(b)(ii), the Borrowers shall so notify the Administrative Agent not less than five (5) Business Days prior to the proposed date of the closing of the Permitted Asset Sale and shall, upon either Borrower's or any Restricted Subsidiary's receipt of any Net Proceeds with respect to such Permitted Asset Sale, remit such Net Proceeds to the Administrative Agent to reduce the outstanding principal balance of the Revolving Loans (but not the Term Loans nor the amount of the Revolving Loan Commitment); provided that any Net Proceeds received in respect of a Permitted Asset Sale of Omnipoint or its Subsidiaries shall, until the Redemption Date, be applied only to repay Revolving Loans borrowed by Omnipoint. Any amount in excess of the then outstanding balance of the Revolving Loans so repaid shall be held in trust in an interest-bearing account with the Administrative Agent or an Affiliate thereof (the "Net Proceeds Trust") for the benefit of the Borrowers, to be applied to the ultimate purchase of the PCS System or Systems, or such other telecommunications assets, as hereinafter provided. Amounts in any Net Proceeds Trust shall also be subject to a valid and perfected first priority Lien in favor of the Administrative Agent (for itself and for the ratable benefit of the Lenders) to secure the Obligations, pursuant to a deposit pledge agreement or other security agreement in form and substance reasonably satisfactory to the Administrative Agent; provided, however, that (i) prior to the Redemption Date, any such Net Proceeds received and deposited by Omnipoint or its Subsidiaries shall secure only the Omnipoint Obligations and (ii) except to the extent permitted by the indentures governing the Omnipoint Senior Notes, no such Net Proceeds received and deposited by Omnipoint or its Subsidiaries shall secure Omnipoint Obligations in respect of Omnipoint Refinancing Loans. The Borrowers shall consummate such purchase of one or more PCS System or Systems or other telecommunications assets used or useful in the business of the Borrowers and their Restricted Subsidiaries not later than eighteen (18) months after the date of the applicable Permitted Asset Sale. To the extent that the Borrowers shall not have entered into a definitive contract for purchase within twelve (12) months after the date of the Permitted Asset Sale, or consummated any such purchase as of eighteen (18) months after the date of such Permitted Asset Sale (for whatever reason, including the occurrence of a Default hereunder), or the purchase price of such purchase shall be less than the Net Proceeds of the Permitted Asset Sale, an amount equal to the Net Proceeds of such Permitted Asset Sale shall be applied in the manner set forth in Section 2.8(b)(i).

        Section 2.9 Notes; Loan Accounts.

               (a) The Loans shall be repayable in accordance with the terms and provisions set forth herein. Upon the request of any Lender, Notes shall be issued by the Borrowers and payable to the order of such Lender reflecting the amount of such Lender's Commitments under the Credit Facilities. Any Notes issued by the Borrowers to Lenders requesting a Note shall be duly executed and delivered by one or more Authorized Signatories.

               (b) Each Lender may open and maintain on its books in the name of the Borrowers a loan account with respect to such Lender's portion of the Loans and interest thereon. Each Lender which opens such a loan account shall debit such loan account for the principal amount of its portion of each Advance made and accrued interest thereon and shall credit such loan account for each payment on account of principal of or interest on its Loan. The records of a Lender with respect to the loan account maintained by it shall be prima facie evidence of the Loans and accrued interest thereon, absent manifest error, but the failure of any Lender to make any such notations or any error or mistake in such notations shall not affect the Borrowers' repayment obligations with respect to the Loans.

        Section 2.10 Manner of Payment.

               (a) Each payment (including any prepayment) by either of the Borrowers on account of the principal of or interest on the Loans, commitment fees, and any other amount owed to the Lenders, the Administrative Agent or any of them under this Agreement or the Notes shall be made not later than 2:00 p.m. (Houston time) on the date specified for payment under this Agreement to the Administrative Agent at the Administrative Agent's Office, for the account of the Lenders, or the Administrative Agent, as the case may be, in lawful money of the United States of America in immediately available funds. Any payment received by the Administrative Agent after 2:00 p.m. (Houston time) shall be deemed received on the next Business Day. Receipt by the Administrative Agent of any payment hereunder at or prior to 2:00 p.m. (Houston time) on any Business Day shall be deemed to constitute receipt on such Business Day. In the case of a payment for the account of a Lender, the Administrative Agent will promptly thereafter (and, if such amount is received before 2:00 p.m. (Houston time), on the same day) distribute the amount so received in like funds to such Lender. If the Administrative Agent shall not have received any payment from either of the Borrowers as and when due, the Administrative Agent will promptly notify the Lenders accordingly.

               (b) Subject to Section 2.17, the Borrowers agree to pay, jointly and severally, principal, interest, fees and all other Obligations due hereunder or under the other Loan Documents without set-off or counterclaim or any deduction whatsoever.

               (c) Prior to the acceleration of the Loans under Section 8.2, if some but less than all amounts due from the Borrowers are received by the Administrative Agent with respect to the Obligations, the Administrative Agent shall distribute such amounts in the following order of priority, all on a pro rata basis to the Lenders: (i) to the payment on a pro rata basis of any fees or expenses then due and payable to the Administrative Agent, the Lenders, or any of them; (ii) to the payment of interest then due and payable on the Loans;
(iii) to the payment of all other amounts not otherwise referred to in this
Section 2.10(c) then due and payable to the Administrative Agent or the Lenders, or any of them, hereunder or under the Notes; and (iv) to the payment of principal then due and payable in respect of the Loans; provided, however, that such amounts received from Omnipoint and its Subsidiaries prior to the Redemption Date will be applied only to the Omnipoint Obligations.

               (d) Subject to any contrary provisions in the definition of Interest Period, if any payment under this Agreement or any of the other Loan Documents is specified to be made on a day which is not a Business Day, it shall be made on the next Business Day, and such extension of time shall in such case be included in computing interest and fees, if any, in connection with such payment.

        Section 2.11 Reimbursement.

               (a) Whenever any Lender shall sustain or incur any losses or out-of-pocket expenses in connection with (i) failure by a Borrower to borrow any Eurodollar Advance after having given notice of its intention to borrow in accordance with Section 2.2 (whether by reason of such Borrower's election not to proceed or the non-fulfillment of any of the conditions set forth in Article 3), (ii) prepayment of any Eurodollar Advance in whole or in part for any reason, or (iii) failure by a Borrower to prepay any Eurodollar Advance after giving notice of its intention to prepay such Advance, the Borrowers agree, jointly and severally, to pay to such Lender, upon demand, an amount sufficient to compensate such Lender for all such losses and reasonable out-of-pocket expenses. Such Lender's good faith determination of the amount of such losses or out-of-pocket expenses, as set forth in writing pursuant to
Section 2.11(b), and accompanied by calculations in reasonable detail demonstrating the basis for its demand, shall be presumptively correct.

               (b) Losses subject to reimbursement hereunder shall be (i) any loss incurred by any Lender in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be, and the amount of such loss shall be the excess, if any, of (1) the interest or other cost to such Lender of the deposit or other source of funding used to make any such Eurodollar Advance for the remainder of its Interest Period, over (2) the interest earned (or to be earned) by such Lender upon the re-lending or other redeployment of the amount of such Eurodollar Advance for the remainder of its putative Interest Period or (ii) any other expenses incurred by any Lender or any participant of such Lender permitted hereunder in connection with the re-employment of funds prepaid, repaid, not borrowed, or paid, as the case may be.

        Section 2.12 Pro Rata Treatment.

               (a) Advances. Each Advance of the Revolving Loans, the Term A Loans or the Term B Loans from the Lenders shall be made pro rata on the basis of the respective Commitment Ratios of the Lenders issuing and holding Commitments for such Loans, as set forth as of the Agreement Date on Schedule 1 hereof.

               (b) Payments and Commitment Reductions. Except as provided in
Section 2.2(e)(iv) or Article 10 or elsewhere in this Agreement, each payment and prepayment of principal of the Loans, each reduction of the Revolving Loan Commitment, and each payment of interest on the Loans, shall be made to the Lenders pro rata on the basis of their respective unpaid principal amounts of Loans of the relevant type outstanding immediately prior to such payment or prepayment, or in the case of reductions of the Revolving Loan Commitment, pro rata on the basis of their respective Commitment Ratios for the Revolving Loan Commitment immediately prior to such reduction. If any Lender shall obtain any payment (whether involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made by it in excess of its ratable share of the Term A Loans, the Term B Loans, the Revolving Loans, or any Incremental Facility Loans or Vendor Loans, as the case may be, such Lender shall forthwith purchase from the other Lenders such interests (whether by purchasing a participation or by assignment) in the applicable Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and each such Lender shall repay to the purchasing Lender the purchase price to the extent of such recovery. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section 2.12(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation.

               (c) Delayed Permitted Asset Sale Prepayment. In the event proceeds from a Permitted Asset Sale are used to reduce the outstanding principal balance of the Revolving Loans (but not the Revolving Loan Commitment) in accordance with Section 2.8(b)(ii) and the Borrowers fail to enter into a definitive contract for purchase of a PCS System or Systems within twelve (12) months from the date of the Permitted Asset Sale or the Borrowers shall not have consummated any such purchase as of eighteen (18) months after the date of such Permitted Asset Sale (for whatever reason, including a Default hereunder), or the purchase price of such purchase shall be less than the Net Proceeds of the Permitted Asset Sale, an amount equal to the proceeds of such Permitted Asset Sale, or applicable portion thereof, shall be applied on the date twelve (12) months or eighteen (18) months after the Permitted Asset Sale (as applicable) to repay Term Loans in accordance with Section 2.8(b)(i). In the event the Borrowers shall for any reason not borrow Revolving Loans in order to effect such repayment of Loans as provided in Section 2.8(b)(i) in an amount (the "Prepayment Amount") equal to the lesser of the amount of such required repayment and the amount of Revolving Loans previously repaid pursuant to
Section 2.8(b)(ii), the Lenders having Revolving Loan Commitments (or, in the event the Commitments have been terminated, Lenders having Revolving Loan Commitments immediately prior to such termination) agree (which agreement shall be absolute and unconditional, regardless of whether or not the conditions to a borrowing of Revolving Loans hereunder shall have been satisfied and regardless of the occurrence or continuance of any Event of Default, including any Event of Default described in Section 8.1(f) or (g)) to purchase participations (on a pro rata basis based on the relative amounts of such Revolving Loan commitments) in the Loans of each of the other Lenders in amounts equivalent to the amount of the respective prepayments that each of such Lenders would have received had such borrowing of Revolving Loans in the Prepayment Amount occurred and been applied as provided above.

        Section 2.13 Capital Adequacy. If, after the date hereof, the adoption of any Applicable Law regarding the capital adequacy of banks or bank holding companies, or any change in Applicable Law (whether adopted before or after the Agreement Date) or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive issued or adopted after the date hereof regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder with respect to the Term Loans and the Revolving Loan Commitment to a level below that which it could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming that such Lender's capital was fully utilized prior to such adoption, change or compliance) by an amount reasonably deemed by such Lender to be material, then such Lender shall promptly notify the Borrowers of such adoption, compliance, or change. Upon demand by such Lender, the Borrowers shall promptly pay, jointly and severally, to such Lender such additional amounts as shall be sufficient to compensate such Lender for such reduced return, together with interest on such amount from the fourth (4th) day after the date of demand until payment in full thereof at the

Default Rate. A certificate of such Lender setting forth the amount to be paid to such Lender by the Borrowers as a result of any event referred to in this paragraph and supporting calculations in reasonable detail shall be conclusive, absent manifest error.

        Section 2.14 Lender Tax Forms. On or prior to the first Payment Date hereunder and on or prior to the first Business Day of each calendar year thereafter, each Lender which is organized in a jurisdiction other than the United States or a political subdivision thereof shall provide each of the Administrative Agent and the Borrowers with either (a) two (2) properly executed originals of Form W-8ECI or W-8BEN (or any successor forms) prescribed by the Internal Revenue Service or other documents satisfactory to the Borrowers and the Administrative Agent, or if delivered on or before December 31, 2000, Form 4224 or Form 1001 prescribed by the Internal Revenue Service and properly executed Internal Revenue Service Form W-8 or Form W-9, as the case may be, in any case certifying (i) as to such Lender's status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to such Lender hereunder or (ii) that all payments to be made to such Lender hereunder are subject to such taxes at a rate reduced to zero by an applicable tax treaty, or (b)(i) a certificate executed by such Lender certifying that such Lender is not a "bank" and that such Lender qualifies for the portfolio interest exemption under Section 881(c) of the Code, and (ii) two
(2) properly executed originals of Internal Revenue Service Form W-8BEN (or any successor form), or if delivered on or before December 31, 2000, Internal Revenue Service Form W-8, in each case certifying such Lender's entitlement to an exemption from United States withholding tax with respect to payments of interest to be made under this Agreement. Each such Lender agrees to provide the Administrative Agent and the Borrowers with new forms prescribed by the Internal Revenue Service upon the expiration or obsolescence of any previously delivered form, or after the occurrence of any event requiring a change in the most recent forms delivered by it to the Administrative Agent and the Borrowers.

        Section 2.15 Joint and Several Obligations. Subject to Section 2.17, all Obligations shall constitute joint and several obligations of the Borrowers (provided that, prior to the Redemption Date, Omnipoint shall have no obligation with respect to the VoiceStream Obligations) and shall be secured by the Administrative Agent's security interest and Lien upon all of the Collateral, and by all other security interests and Liens heretofore, now or at any time hereafter granted by either of the Borrowers to the Administrative Agent, to the extent provided herein and under the Loan Documents under which such Lien arises; provided that, prior to the Redemption Date, any Lien under the Loan Documents on Collateral of Omnipoint or any Subsidiary of Omnipoint (i) will secure only the Omnipoint Obligations and (ii) will not secure Omnipoint Obligations in respect of Omnipoint Refinancing Loans except to the extent permitted by the indentures governing the Omnipoint Senior Notes. Each Borrower expressly represents and acknowledges that it is part of a common enterprise with the other Borrower and that any financial accommodations by the Administrative Agent and the Lenders to the other Borrower hereunder and under the other Loan Documents are and will be of direct and indirect interest, benefit and advantage to both Borrowers. Each Borrower acknowledges that any Request for Advance, conversion request or other notice given by either of the Borrowers to the Administrative Agent or any Lender shall bind both Borrowers, and that any notice given by the Administrative Agent or any Lender to either of the Borrowers shall be effective with respect to all Borrowers. Each Borrower acknowledges and agrees that each Borrower shall be liable, on a joint and several basis, for all of the Loans (provided that, prior to the Redemption Date, Omnipoint shall have no obligation other than with respect to the Omnipoint Obligations), regardless of which Borrower actually may have received the proceeds of any of the Loans or other extensions of credit hereunder or the amount of such Loans received or the manner in which the Administrative Agent or any Lender accounts for such Loans or other extensions of credit on its books and records, and further acknowledges and agrees that Loans to either Borrower inure to the mutual benefit of both Borrowers and that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers (provided that, prior to the Redemption Date, Omnipoint shall have no obligation other than with respect to the Omnipoint Obligations) in extending the Loans and other financial accommodations hereunder. Each Borrower shall be entitled to subrogation and contribution rights from and against the other Borrower to the extent such Borrower is required to pay to the Administrative Agent or any Lender any principal, interest or other amount attributable to the Loans advanced hereunder to the other Borrower or as otherwise available under Applicable Law; provided, however, that such subrogation and contribution rights are and shall be subject to the terms and conditions of Section 2.16.

        Section 2.16 Maximum Borrower Liability.

               (a) It is the intent of the Borrowers, the Administrative Agent and the Lenders, and any other Person holding any of the Obligations that each Borrower's maximum obligations hereunder which, prior to the Redemption Date in the case of Omnipoint, shall include no obligation other than with respect to the Omnipoint Obligations (such Borrower's "Maximum Borrower Liability") in any case or proceeding referred to below (but only in such a case or proceeding) shall not be in excess of:

                      (i) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code on or within one (1) year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under (A) Section 548 of the Bankruptcy Code or (B) any state fraudulent transfer or fraudulent conveyance act or statute applied in such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                      (ii) in a case or proceeding commenced by or against such Borrower under the Bankruptcy Code subsequent to one (1) year from the date on which any of the Obligations of such Borrower are incurred, the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding by virtue of Section 544 of the Bankruptcy Code; or

                      (iii) in a case or proceeding commenced by or against such Borrower under any law, statute or regulation other than the Bankruptcy Code relating to dissolution, liquidation, conservatorship, bankruptcy, moratorium, readjustment of debt, compromise, rearrangement, receivership, insolvency, reorganization or similar debtor relief from time to time in effect affecting the rights of creditors generally (collectively, "Other Debtor Relief Law"), the maximum amount that would not otherwise cause the obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) to be avoidable or unenforceable against such Borrower under such Other Debtor Relief Law, including, without limitation, any state fraudulent transfer or fraudulent conveyance act or statute applied in any such case or proceeding. (The substantive state or federal laws under which the possible avoidance or unenforceability of the obligations of any Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, the Lenders and any other Person holding any of the Obligations) shall be determined in any such case or proceeding shall hereinafter be referred to as the "Avoidance Provisions").

               (b) To the extent set forth in Section 2.16(a), but only to the extent that the Obligations of either of the Borrowers hereunder, or the transfers made by such Borrower under any Loan Document, would otherwise be subject to avoidance under any Avoidance Provisions if such Borrower is not deemed to have received valuable consideration, fair value, fair consideration or reasonably equivalent value for such transfers or obligations, or if such transfers or obligations of either of the Borrowers hereunder would render such Borrower insolvent, or leave such Borrower with an unreasonably small capital or unreasonably small assets to conduct its business, or cause such Borrower to have incurred debts (or to have intended to have incurred debts) beyond its ability to pay such debts as they mature, in each case as of the time any of the obligations of such Borrower are deemed to have been incurred and transfers made under such Avoidance Provisions, then the obligations of such Borrower hereunder shall be reduced to that amount which, after giving effect thereto, would not cause the Obligations of such Borrower hereunder (or any other obligations of such Borrower to the Administrative Agent, any Lender or any other Person holding any of the Obligations), as so reduced, to be subject to avoidance under such Avoidance Provisions. This Section 2.16(b) is intended solely to preserve the rights hereunder of the Administrative Agent, the Lenders and any other Person holding any of the Obligations to the maximum extent that would not cause the obligations of the Borrowers hereunder to be subject to avoidance under any Avoidance Provisions, and neither of the Borrowers nor any other Person shall have any right, defense, offset, or claim under this Section 2.16(b) as against the Administrative Agent, any Lender or any other Person holding any of the Obligations that would not otherwise be available to such Person under the Avoidance Provisions.

               (c) Each Borrower agrees that the Obligations may at any time and from time to time exceed the Maximum Borrower Liability of such Borrower, and may exceed the aggregate Maximum Borrower Liability of all Borrowers hereunder, without impairing this Agreement or any provision contained herein or affecting the rights and remedies of the Administrative Agent and the Lenders, or any of them, hereunder or under any of the other Loan Documents.

               (d) In the event either of the Borrowers (a "Funding Borrower") shall make any payment or payments under this Agreement or shall suffer any loss as a result of any realization upon any Collateral granted by it to secure its Obligations hereunder, the other Borrower (each, a "Contributing Borrower") shall contribute to such Funding Borrower an amount equal to such payment or payments made, or losses suffered, by such Funding Borrower determined as of the date on which such payment or loss was made multiplied by the ratio of (i) the Maximum Borrower Liability of such Contributing Borrower (without giving effect to any right to receive any contribution or other obligation to make any contribution hereunder), to (ii) the aggregate Maximum Borrower Liability of both Borrowers (including the Funding Borrowers) hereunder (without giving effect to any right to receive, or obligation to make, any contribution hereunder). Nothing in this Section 2.16(d) shall affect each Borrower's joint and several liability to the Administrative Agent and the Lenders for the entire amount of its Obligations. Each Borrower covenants and agrees that its right to receive any contribution hereunder from a Contributing Borrower shall be subordinate and junior in right of payment to all obligations of the Borrowers to the Administrative Agent and the Lenders, or any of them, hereunder or under any of the other Loan Documents. Notwithstanding the foregoing, Omnipoint shall not be required to make any contribution to VoiceStream under this Section 2.16(d) in respect of payments by VoiceStream of Obligations other than Omnipoint Obligations until the Redemption Date has occurred.

               (e) Neither of the Borrowers will exercise any rights which it may acquire by way of subrogation hereunder or under any other Loan Document or at law by any payment made hereunder or otherwise, nor shall either of the Borrowers seek or be entitled to seek any contribution or reimbursement from the other Borrower in respect of payments made by such Borrower hereunder or under any other Loan Document, until all amounts owing to the Administrative Agent and the Lenders on account of the Obligations are paid in full in cash and this Agreement is terminated. Subject to Section 2.17, if any amounts shall be paid to either of the Borrowers on account of such subrogation or contribution rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Borrower in trust for the Administrative Agent and the Lenders, segregated from other funds of such Borrower, and shall, forthwith upon receipt by such Borrower, be turned over to the Administrative Agent in the exact form received by such Borrower (duly endorsed by such Borrower to the Administrative Agent, for itself and for the ratable benefit of the Lenders, if required), to be applied against the Obligations, whether matured or unmatured, as provided for herein.

        Section 2.17 Limitation of Liability. Notwithstanding anything to the contrary contained in this Agreement or in any of the other Loan Documents, at all times prior to the Redemption Date, (a) any Guarantee of the Obligations given by any of Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and Omnipoint's Restricted Subsidiaries pursuant to this Agreement or the Subsidiary Guaranty shall be deemed to be a Guarantee only of the Omnipoint Obligations (and only to the extent permitted by the indentures governing the Omnipoint Senior Notes) and shall not be deemed to extend to any of the VoiceStream Obligations, and (b) any pledge of Collateral by any of Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and Omnipoint's Restricted Subsidiaries to secure the Obligations pursuant to the Holdco Pledge Agreement, the Omnipoint Pledge Agreement, the Subsidiary Pledge Agreement or the Subsidiary Security Agreement shall be deemed to secure only the Omnipoint Obligations (and only to the extent permitted by the indentures governing the Omnipoint Senior Notes) and shall not be deemed to extend to any of the VoiceStream Obligations. Prior to the Redemption Date, the joint and several nature of the Obligations provided for under this Agreement shall be limited to the Omnipoint Obligations. Prior to the Redemption Date, the Borrowers shall be jointly and severally liable for the Omnipoint Obligations, but only VoiceStream shall be liable for the VoiceStream Obligations. On and at all times after the Redemption Date, the foregoing limitations on Guaranties, pledges and liability shall not apply. In accordance with the foregoing and notwithstanding any other provision of this Agreement or any other Loan Document, until the Redemption Date, Omnipoint will not be obligated to make (and no funds received from Omnipoint or its Subsidiaries, including proceeds of any Collateral owned by any of them will be used to make) any payment or prepayment hereunder of Loans, interest, fees or other amounts other than in respect of Omnipoint Obligations, and any payment or prepayment of Obligations other than Omnipoint Obligations required to be made hereunder at any time prior to the Redemption Date shall be made by VoiceStream, notwithstanding that the event or financial measure giving rise to any prepayment obligation may be attributable in whole or part to Omnipoint or its Subsidiaries.

                                   ARTICLE 3

                              Conditions Precedent

        Section 3.1 Conditions Precedent to Initial Advance. The obligation of the Lenders to make the initial Advance hereunder is subject to the prior fulfillment of each of the following conditions:

               (a) The Administrative Agent shall have received each of the following (with sufficient copies for each of the Lenders), in form and substance satisfactory to the Administrative Agent and each of the Lenders:

                      (i) a loan certificate of each Borrower, in substantially the form attached hereto as Exhibit R, including a certificate of incumbency with respect to each Authorized Signatory of such Borrower, together with appropriate attachments which shall include without limitation, the following items: (A) a copy of the certificate of incorporation or certificate of formation of such Borrower, certified to be true, complete and correct by the Secretary of State of the State of such Borrower's organization, and a true, complete and correct copy of the by-laws or equivalent document of such Borrower, (B) certificates of good standing for such Borrower issued by the Secretary of State or similar state official for each state in which such Borrower is required to qualify or has qualified to do business, (C) a true, complete and correct copy of the appropriate authorizing resolutions of such Borrower, authorizing such Borrower to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, and (D) a true, complete and correct copy of any agreement in effect with respect to the voting rights, ownership interests, or management of such Borrower;

                      (ii) duly executed Parent Pledge Agreement, together with appropriate stock certificates and undated stock powers executed in blank;

                      (iii) duly executed Holdco Pledge Agreement, together with appropriate stock certificates and undated stock powers executed in blank;

                      (iv) duly executed Security Agreement, together with evidence of the filing of appropriate UCC-1 financing statement forms;

                      (v) duly executed Omnipoint Pledge Agreement, together with appropriate stock certificates and undated stock powers executed in blank;

                      (vi) duly executed VoiceStream Pledge Agreement, together with appropriate stock certificates and undated stock powers executed in blank;

                      (vii) duly executed Subsidiary Security Agreement, executed and delivered by each Restricted Subsidiary, together with evidence of the filing of appropriate UCC-l financing statement forms;

                      (viii) duly executed Subsidiary Guaranty;

                      (ix) duly executed Parent Guaranty;

                      (x) duly executed Holdco Guaranty;

                      (xi) copies of insurance binders or certificates covering the assets of the Borrowers and the Restricted Subsidiaries, and otherwise meeting the requirements of Section 5.5;

                      (xii) legal opinions of (i) Friedman Kaplan & Seiler LLP, general counsel to the Borrowers and the Restricted Subsidiaries, and (ii) Gurman, Blask & Freedman, FCC counsel to the Borrowers and the Restricted Subsidiaries; each as counsel to the Borrowers and the Restricted Subsidiaries, addressed to each Lender and the Administrative Agent, in form and substance satisfactory to the Administrative Agent and its special counsel, and dated as of the Agreement Date;

                      (xiii) duly executed Request for Advance for the initial Advance of the Loans, which Request for Advance shall include calculations demonstrating, as of the Agreement Date, the Borrowers' compliance with the Financial Covenants;

                      (xiv) duly executed Use of Proceeds Letter;

                      (xv) duly executed Certificate of Financial Condition for the Borrowers and the Restricted Subsidiaries, given by the chief financial officer of each Borrower which shall include a certification that no event has occurred which could have a Materially Adverse Effect since December 31, 1998;

                      (xvi) any required FCC consents, Necessary Authorizations (except as may be referred to in any Schedules hereto), or other required consents to the closing of this Agreement or to the execution, delivery and performance of this Agreement and the other Loan Documents;

                      (xvii) duly executed Subsidiary Pledge Agreement from each Restricted Subsidiary, which has one or more corporate Restricted Subsidiaries together with appropriate stock certificates and undated stock powers executed in blank;

                      (xviii) a loan certificate from each Restricted Subsidiary, in substantially the form attached hereto as Exhibit S, with respect to corporations, and Exhibit T, with respect to partnerships or limited liability companies, including a certificate of incumbency with respect to each officer or partner authorized to execute Loan Documents on behalf of such Subsidiary, together with appropriate attachments which shall include, without limitation, the following items, if a corporation, and the analogous items, if a partnership or a limited liability company: (A) a copy of the certificate or articles of incorporation of such Restricted Subsidiary, certified to be true, complete and correct by the Secretary of State from the jurisdiction of incorporation of such Restricted Subsidiary, (B) certificates of good standing for such Restricted Subsidiary issued by the Secretary of State or similar state official for each state in which such Restricted Subsidiary is incorporated or required to qualify to do business, (C) a true, complete and correct copy of the By-Laws of such Restricted Subsidiary, and (D) a true, complete and correct copy of the resolutions of such Restricted Subsidiary authorizing it to execute, deliver and perform the Loan Documents to which it is a party;

                      (xix) evidence that all conditions precedent to the Omnipoint Acquisition pursuant to the Omnipoint Acquisition Documents as in effect on the Agreement Date have been completed (without any amendment or waiver of any material conditions precedent in favor of VoiceStream other than as approved by the Arrangers and other than waiver of the condition that FCC approval of the Omnipoint Acquisition shall have become final), except for the funding of the Loans hereunder to finance the purchase price;

                      (xx) confirmation of the Parent's receipt of an additional equity Investment from Hutchison in an aggregate amount of not less than $807,000,000;

                      (xxi) confirmation of the Parent's receipt of an additional equity Investment from Sonera of at least $500,000,000;

                      (xxii) copies of payoff letters and duly executed Lien releases with respect to any Liens which are not Permitted Liens hereunder upon the assets of the Borrowers and the Restricted Subsidiaries, and with respect to any Indebtedness for Money Borrowed which is not Permitted Debt hereunder, including, without limitation, each issue of Indebtedness for Money Borrowed which is refinanced with Omnipoint Refinancing Loans, a schedule, which shall be attached hereto as Schedule 4, setting forth in reasonable detail each issue of such Indebtedness for Money Borrowed to be refinanced, the obligors (and Subsidiaries thereof) with respect thereto and the assets securing such Indebtedness for Money Borrowed; and

                      (xxiii) all such other documents as either the Administrative Agent or any Lender may reasonably request, certified by an appropriate governmental official or an Authorized Signatory if so requested.

               (b) The Administrative Agent shall have received evidence satisfactory to it that all Necessary Authorizations, including all necessary consents to the Omnipoint Acquisition and the execution, delivery and performance by the Borrowers of this Agreement and the other Loan Documents to which it is a party and by the Restricted Subsidiaries of the Loan Documents to which they are parties, have been obtained or made, are in full force and effect and are not subject to any pending or threatened reversal or cancellation, and the Administrative Agent shall have received a certificate of an Authorized Signatory so stating.

               (c) The Lenders, the Administrative Agent, and Paul, Hastings, Janofsky & Walker LLP, special counsel to the Administrative Agent, shall receive payment of all fees and expenses due and payable on the Agreement Date in respect of the transactions contemplated hereby.

               (d) The Administrative Agent and the Lenders shall have received
(i) projections for the Parent and its Subsidiaries, on a consolidated basis, assuming consummation of the Omnipoint Acquisition, (ii) projections for the Parent and its Subsidiaries, on a consolidated basis, assuming consummation of both the Omnipoint Acquisition and the Aerial Acquisition, in each case including balance sheet, income statement and cash flow statement information and (iii) pro forma financial statements, giving effect to the Omnipoint Acquisition and Aerial Acquisition, for the Parent and its Subsidiaries, as of September 30, 1999 and for the nine-month period then-ended.

               (e) The Administrative Agent and the Lenders shall have received evidence satisfactory to them that, after funding the initial Advance of the Loans, the Borrowers have no outstanding Indebtedness for Money Borrowed other than Permitted Debt.

               (f) The Administrative Agent and the Lenders shall be satisfied with the capital and corporate structure of the Borrowers and their Subsidiaries, including the Restricted Subsidiaries, the Unrestricted Subsidiaries, and the Borrowers' Investments.

        Section 3.2 Conditions Precedent to Each Advance. The obligation of the Lenders to make each Advance (including the initial Advance hereunder) is subject to the fulfillment of each of the following conditions immediately prior to or contemporaneously with such Advance:

               (a) All of the representations and warranties of the Borrowers and the Restricted Subsidiaries under this Agreement and the other Loan Documents (including, without limitation, all representations and warranties with respect to the Borrowers' Subsidiaries), which, pursuant to Section 4.2, are made at and as of the time of such Advance, shall be true and correct at such time in all material respects, both before and after giving effect to the application of the proceeds of such Advance, and after giving effect to any updates to information provided to the Lenders in accordance with the terms of such representations and warranties, and no Default hereunder shall then exist or be caused thereby;

               (b) With respect to Advances which, if funded, would increase the aggregate principal amount of Loans outstanding hereunder, the Administrative Agent shall have received a duly executed Request for Advance as required by
Article 2;

               (c) Each of the Administrative Agent and the Lenders shall have received all such other certificates, reports, statements, opinions of counsel or other documents as the Administrative Agent or any Lender may reasonably request;

               (d) With respect to any Advance relating to any Acquisition, Investment or the formation of any Restricted Subsidiary which is permitted hereunder, the Administrative Agent and the Lenders shall have received such documents and instruments relating to such Acquisition, Investment, or formation of a new Restricted Subsidiary as are described in Section 5.13 or otherwise required herein; and

               (e) There shall have occurred no event which could have a Materially Adverse Effect.

                                   ARTICLE 4

                         Representations and Warranties

        Section 4.1 Representations and Warranties. Each of the Borrowers hereby agrees, represents and warrants in favor of the Administrative Agent and each Lender that:

               (a) Organization; Ownership; Power; Qualification. The Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and each of the Borrowers are corporations or limited liability companies duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The Parent is the only shareholder or member, as applicable, of record of VoiceStream and Omnipoint Holdco, Omnipoint Holdco is the only member of Omnipoint Finance Holdco, and Omnipoint Finance Holdco is Omnipoint's only member of record. Each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and the Borrowers has the corporate or limited liability company power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each Subsidiary of a Borrower is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of the state of its incorporation or formation, and has the corporate, partnership or limited liability company power and authority, as the case may be, to own its properties and to carry on its business as now being and hereafter proposed to be conducted. Each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and the Borrowers and each of their respective Subsidiaries are duly qualified, in good standing and authorized to do business in each jurisdiction in which the character of their respective properties or the nature of their respective businesses makes such qualification or authorization prudent.

               (b) Authorization; Enforceability. Each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and the Borrowers has the power, corporate or otherwise, and has taken all necessary action to authorize it to borrow hereunder, to execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party in accordance with their respective terms, and to consummate the transactions contemplated hereby and thereby. This Agreement has been duly executed and delivered by each Borrower and is, and each of the other Loan Documents to which any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco and the Borrowers is party is, a legal, valid and binding obligation of such Person enforceable against such Person in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Person), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in this Agreement or the Security Documents.

               (c) Subsidiaries; Authorization; Enforceability. The Borrowers' respective Subsidiaries (including the Unrestricted Subsidiaries) and Investments and their direct and indirect ownership thereof are set forth, as of the Agreement Date, on Schedule 5 attached hereto, and each Borrower has the unrestricted right to vote the issued and outstanding shares of its corporate Subsidiaries, and the right to vote its partnership or limited liability company interests, as applicable, in the partnership or limited liability company Subsidiaries in accordance with the terms of the applicable partnership or limited liability company agreement, shown thereon; such shares of such corporate Subsidiaries have been duly authorized and issued and are fully paid and nonassessable. Each Subsidiary of a Borrower has the corporate, partnership or limited liability company power and authority, as the case may be, and has taken all necessary corporate, partnership or limited liability company action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party in accordance with their respective terms and to consummate the transactions contemplated by this Agreement and by such Loan Documents. Each of the Loan Documents to which any Subsidiary of a Borrower is party is a legal, valid and binding obligation of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of such Subsidiary), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in such Loan Documents.

               (d) Compliance with Other Loan Documents and Contemplated Transactions. The execution, delivery and performance, in accordance with their respective terms, by each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and the Borrowers of this Agreement, and by each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, and the Borrower and each of their respective Subsidiaries of each of the Loan Documents to which they are respectively party, and the consummation of the transactions contemplated hereby and thereby, do not and will not (i) require any consent or approval, governmental or otherwise, not already obtained, (ii) violate any Applicable Law applicable to any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or any of their respective Subsidiaries, (iii) conflict with, result in a breach of, or constitute a default under the certificate or articles of incorporation or by-laws, or the partnership or limited liability agreement, as the case may be, as such documents are amended, of any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or any of their respective Subsidiaries, or under any material indenture, agreement, or other instrument, to which any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the

Borrowers or any of their respective Subsidiaries is a party or by which any of them or their respective properties may be bound, (iv) conflict with, result in a breach of, or constitute a default or violation of, the terms and conditions of any of the material Licenses, or (v) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or any of their respective Subsidiaries, except for Permitted Liens.

               (e) Business. Each Borrower is a holding company for all of its Subsidiaries and each Borrower, together with its Restricted Subsidiaries, is engaged in the business of owning, operating, and investing in PCS Systems or otherwise providing wireless communications or telecommunications services and in related business activities.

               (f) Licenses, Etc. The Licenses, as well as the FCC Licenses held by the Unrestricted Subsidiaries, have been duly authorized by the grantors thereof and are in full force and effect. Each of the Borrowers and their respective Subsidiaries is in compliance in all material respects with all of the provisions of the Licenses. Except as set forth on Schedule 6 attached hereto, each of the Borrowers and their respective Subsidiaries has obtained all material Necessary Authorizations and all such material Necessary Authorizations are in full force and effect. Except as set forth on Schedule 6 attached hereto, no material Necessary Authorization is the subject of any pending or, to the best of each Borrower's knowledge, threatened revocation. For purposes of this
Section 4.1(f), "Licenses" shall mean and include Licenses of Unrestricted Subsidiaries, each of which shall be listed as of the Agreement Date on Schedule 2 attached hereto.

               (g) Compliance with Law. The Borrowers and their respective Subsidiaries are in substantial compliance with all material Applicable Law.

               (h) Title to Assets. Each Borrower has good, legal and marketable title to, or a valid leasehold interest in, or otherwise has unrestricted freedom to use, all of its assets, except where the failure to have such good, legal and marketable title could not reasonably be expected to have a Materially Adverse Effect. Each Restricted Subsidiary of a Borrower has good, legal and marketable title to, or a valid leasehold interest in, or otherwise has unrestricted freedom to use, all of its assets, except where the failure to have such good, legal and marketable title could not reasonably be expected to have a Materially Adverse Effect. None of such properties or assets held by either of the Borrowers or any of the Restricted Subsidiaries is subject to any Liens, except for Permitted Liens. Except for financing statements evidencing Permitted Liens, or financing statements for which terminations are being tendered to the Administrative Agent on the Agreement Date, no financing statement under the Uniform Commercial Code as in effect in any jurisdiction and no other filing which names either of the Borrowers or any of the Restricted Subsidiaries as debtor or which covers or purports to cover any of the assets of either of the Borrowers or any of the Restricted Subsidiaries is currently effective and on file in any state or other jurisdiction, and neither of the Borrowers nor any of the Restricted Subsidiaries has signed any such financing statement or filing or any security agreement authorizing any secured party thereunder to file any such financing statement or filing.

               (i) Litigation. Except as described on Schedule 7 attached hereto as of the Agreement Date or as subsequently disclosed to the Administrative Agent and the lenders pursuant to Section 6.5, there is no action, suit, revocation, proceeding or investigation pending against, or, to the best of each Borrower's knowledge, threatened against or in any other manner relating adversely to, the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, any of the Borrowers or any of their respective Subsidiaries or any of their respective properties, including without limitation any Necessary Authorization, in any court or before any arbitrator of any kind or before or by any governmental body (including without limitation the FCC), that could reasonably be expected to have an adverse outcome which (i) calls into question the validity of this Agreement or any other Loan Document, (ii) challenges the continued possession and use of any material License granted by the FCC by any of the Borrowers or any of their respective Subsidiaries, or any Person in which either of the Borrowers has, directly or indirectly, a material Investment and such challenge could result in a Default pursuant to Section 8.1(k) or Section 8.1(l), or (iii) could reasonably be expected to have a Materially Adverse Effect.

               (j) Taxes. All federal, state and other tax returns (including information returns) of each Borrower and each of their respective Subsidiaries required by law to be filed have been duly filed and all federal, state and other taxes, including, without limitation, withholding taxes, assessments and other governmental charges or levies required to be paid by either of the Borrowers or any of their respective Subsidiaries or imposed upon either of the Borrowers or any of their respective Subsidiaries or any of their respective properties, income, profits or assets, which are due and payable, have been paid, except any such taxes (i) the payment of which a Borrower or any such Subsidiary is diligently contesting in good faith by appropriate proceedings,
(ii) for which adequate reserves have been provided on the books of such Borrower or such Subsidiary involved, and (iii) as to which no Lien other than a Permitted Lien has attached and no foreclosure, distraint, sale or similar proceedings have been commenced. The charges, accruals and reserves on the books of each of the Borrowers and each of their respective Subsidiaries in respect of taxes are, in the judgment of the Borrowers, adequate.

               (k) Financial Statements. The Borrowers have furnished or caused to be furnished to the Administrative Agent and the Lenders (i) their unaudited balance sheet dated as of the Agreement Date, (ii) audited financial statements on a consolidated basis for (x) VoiceStream and its Subsidiaries, (y) Omnipoint Holdco and its Subsidiaries and (z) Aerial and its Subsidiaries, in each case, for the fiscal year ended December 31, 1998, and (iii) unaudited financial statements for (x) VoiceStream and its Subsidiaries, (y) Omnipoint Holdco and its Subsidiaries and (z) Aerial and its Subsidiaries, in each case for the nine-month period ended September 30, 1999, each of which is, and each other financial statement furnished to the Administrative Agent and the Lenders subsequent to the Agreement Date will be, complete and correct in all material respects and presents fairly in accordance with GAAP the financial position of the Parent, the Borrowers and all of their respective Subsidiaries (including, after the Aerial Acquisition, Aerial and its Subsidiaries) on a consolidated or combined basis, as applicable, on and as at such dates and the results of operations for the periods then ended. Except as provided on Schedule 8 attached hereto, neither of the Borrowers nor any of their respective Subsidiaries has any material liabilities, contingent or otherwise, other than as disclosed in the financial statements referred to in the preceding sentence or as set forth or referred to in this Agreement, and there are no material unrealized losses of either of the Borrowers or any of their respective

Subsidiaries and no anticipated losses of either of the Borrowers or any of their respective Subsidiaries other than those which have been disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date and identified as such.

               (l) No Adverse Change. Since December 31, 1998, there has occurred no event which has had or which could reasonably be expected to have a Materially Adverse Effect.

               (m) ERISA. Each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries and each of their respective Plans are in compliance in all material respects with ERISA and the Code, and none of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries has incurred any accumulated funding deficiency with respect to any such Plan within the meaning of ERISA or the Code. Each of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries, and each other ERISA Affiliate have complied with all requirements of Sections 10001 and 10002 of the Consolidated Omnibus Budget Reconciliation Act of 1985 (Public Law No. 99-272), Section 4980B of the Code. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries has made any promises of retirement or other benefits to employees, except as set forth in their respective Plans, in written agreements with such employees, or in the employee handbook and memoranda to employees of the involved Person. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries has incurred any material liability to PBGC in connection with any such Plan. The assets of each such Plan subject to Title IV of ERISA are sufficient to provide the benefits under such Plan. Such assets are also sufficient to provide all other "benefit liabilities" (as defined in Section 9313(a) of the Pension Protection Act included in the Omnibus Budget Reconciliation Act of 1987, Pub. L-100-203), Section 4001A(16) of ERISA, due under the Plan upon termination. No Reportable Event has occurred and is continuing with respect to any such Plan. No such Plan or trust created thereunder, or party in interest (as defined in Section 3(14) of ERISA), or any fiduciary (as defined in Section 3(21) of ERISA), has engaged in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject such Plan or any other Plan of any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries, any trust created thereunder, or any such party in interest or fiduciary, or any party dealing with any such Plan or any such trust, to the tax or penalty in any material amount on "prohibited transactions" imposed by
Section 502 of ERISA or Section 4975 of the Code. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries is a participant in or is obligated to make any payment to a Multiemployer Plan. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries (1) has had either a complete withdrawal or a partial withdrawal under Section 4201 et. seq. of ERISA from a Multiemployer Plan which had "unfunded vested benefits" within the meaning of Section 4211 of ERISA or (2) has ever received a notice and demand from the plan sponsor of a Multiemployer Plan under Section 4219(b)(1) of ERISA.

               (n) Compliance with Regulations U and X. Neither of the Borrowers nor any of their respective Subsidiaries is engaged principally in or has as one of its important activities the business of purchasing or carrying, or extending credit for the purpose of purchasing or carrying, any margin stock within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System; nor will any proceeds of the Loans be used for such purpose, directly or indirectly.

               (o) Investment Company Act. Neither of the Borrowers nor any of their respective Subsidiaries is required to register under the provisions of the Investment Company Act of 1940, as amended, and neither the entering into or performance by any of the Borrowers and their respective Subsidiaries of this Agreement nor the issuance of any Notes violates any provision of such Act or requires any consent, approval or authorization of, or registration with, the Securities and Exchange Commission or any other governmental or public body or authority pursuant to any provisions of such Act.

               (p) Governmental Regulation. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries is required to obtain any material consent, approval, authorization, permit or license which has not already been obtained from, or effect any material filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the execution and delivery of this Agreement. None of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries is required to obtain any material consent, approval, authorization, permit or license which has not already been obtained from, or effect any material filing or registration which has not already been effected with, any federal, state or local regulatory authority in connection with the performance, in accordance with their respective terms, of this Agreement or any other Loan Document.

               (q) Absence of Default, Etc. Each of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries are in compliance in all respects with all of the provisions of their respective certificates or articles of incorporation and by-laws, or their partnership or limited liability company agreements, as the case may be, and no event has occurred or failed to occur (including, without limitation, any matter which could create a Default hereunder by cross-default) which has not been remedied or waived, the occurrence or non-occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, (i) an Event of Default or (ii) a material default by any of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries under any indenture, agreement or other instrument relating to Indebtedness of any of such Persons in the amount of $5,000,000 or more, any License, or any judgment, decree or order in the amount of $5,000,000 or more to which any of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries is a party or by which any of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers or their respective Subsidiaries or their respective properties may be bound or affected. None of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries is a party to or bound by any contract or agreement continuing after the Agreement Date, or bound by any Applicable Law, that could have a Materially Adverse Effect or result in the loss of any License issued by the FCC.

               (r) Accuracy and Completeness of Information. All information, reports, prospectuses and other papers and data relating to any of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and their respective Subsidiaries and furnished by or on behalf of any of the foregoing to the Administrative Agent or the Lenders were, at the time furnished, true, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. No fact or situation is currently known to the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, or either of the Borrowers which has had or could reasonably be expected to have a Materially Adverse Effect other than any fact or situation known to and affecting the cellular telephone, PCS or telecommunications industry generally.

               (s) Agreements with Affiliates and Management Agreements. Except as set forth on Schedule 9 attached hereto, none of Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers nor their respective Subsidiaries has (i) to the best of its knowledge, any written agreements or binding arrangements of any kind with any of its Affiliates or (ii) any material management or consulting agreements of any kind, not entered into in the ordinary course of business.

               (t) Payment of Wages. Each of the Borrowers and each of their respective Subsidiaries are in compliance with the Fair Labor Standards Act, as amended, in all material respects, and each of the Borrowers and each of their respective Subsidiaries have paid all minimum and overtime wages required by law to be paid to their respective employees, unless the failure to do so could not reasonably be expected to have a Materially Adverse Effect.

               (u) Priority. The Security Interest is a valid and perfected first priority security interest in the Collateral in favor of the Administrative Agent, for itself and for the ratable benefit of the Lenders, securing, in accordance with the terms of the Security Documents, the outstanding Obligations (subject, in the case of the Omnipoint Refinancing Loans, to the limitation that such Loans, prior to the Redemption Date, shall not be secured by assets of Omnipoint Holdco or its Subsidiaries other than the assets securing the Indebtedness for Money Borrowed being refinanced as described on Schedule 4), and the Collateral is subject to no Liens other than Permitted Liens. The Liens created by the Security Documents are enforceable as security for the outstanding Obligations in accordance with their terms with respect to the Collateral subject, as to enforcement of remedies, to the following qualifications: (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy at law, (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditors' rights generally (insofar as any such law relates to the bankruptcy, insolvency or similar event of either of the Borrowers or any of the Restricted Subsidiaries, as the case may be), and (iii) enforcement may be subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and may be limited by public policies which may affect the enforcement of certain rights or remedies provided for in such Loan Documents.

               (v) Indebtedness. Except as permitted pursuant to Section 7.1, none of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries has outstanding, as of the Agreement Date, and after giving effect to the initial Advance hereunder on the Agreement Date, any Indebtedness for Money Borrowed. Schedule 4 attached hereto accurately sets forth for each tranche of the Omnipoint Refinancing Loans, each issue of Indebtedness for Money Borrowed refinanced with the proceeds thereof, each of the obligors (and Subsidiaries thereof) with respect thereto, and the assets securing each such issue of Indebtedness for Money Borrowed

               (w) Investments. All Investments of each of the Borrowers and each of their respective Subsidiaries are shown as of the Agreement Date on
Schedule 5 attached hereto.

               (x) Real Estate. Other than as listed and described on Schedule 10 attached hereto, (i) neither of the Borrowers nor any of the Restricted Subsidiaries owns any real property, and (ii) no single parcel of such real estate has a fair market value on the Agreement Date in excess of $500,000.

               (y) Year 2000 Problem. Each Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the "year 2000 problem" (that is, the risk that computer applications used by either of the Borrowers or any of their respective Subsidiaries (or suppliers, vendors and customers) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the year 2000 problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, each Borrower believes that all computer applications (including those of its suppliers, vendors and customers) that are material to its or any of its Subsidiaries' businesses and operations are reasonably expected on a timely basis to be able to perform properly date-sensitive functions for all dates before and after January 1, 2000.

               (z) Intellectual Property. Each of the Borrowers and each of the Restricted Subsidiaries own, possess or have the right to use all material licenses and rights to all patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights necessary to conduct their business in all material respects as now conducted, without known conflict with any patent, trademark, trade name, service mark, license or copyright of any other Person, and such intellectual property of the Borrowers and the Restricted Subsidiaries is not subject to any Lien, other than any Permitted Liens. All such material licenses and rights with respect to patents, trademarks, trademark rights, trade names, trade name rights, service marks and copyrights are in full force and effect in all material respects, and are not subject to any pending or, to the best knowledge of each Borrower, threatened attack or revocation.

        Section 4.2 Survival of Representations and Warranties, etc. All representations and warranties made under this Agreement and the other Loan Documents shall be deemed to be made, and shall be true and correct, at and as of the Agreement Date and on the date of each Advance except to the extent expressly applicable only to the Agreement Date or previously fulfilled in accordance with the terms hereof. All representations and warranties made under this Agreement shall survive, and not be waived by, the execution hereof by the Lenders and the Administrative Agent, any investigation or inquiry by any Lender or the Administrative Agent, or the making of any Advance under this Agreement.

                                   ARTICLE 5

                                General Covenants

        So long as any of the Obligations is outstanding and unpaid or the Borrowers shall have the right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

        Section 5.1 Preservation of Existence and Similar Matters. Each Borrower will, and will cause each of the Restricted Subsidiaries to:

               (a) preserve and maintain its existence, rights, franchises, licenses and privileges in the state of its organization and in each other state in which it operates a material part of its business, including, without limitation, the Licenses (in accordance with their respective terms) and all other Necessary Authorizations (other than any such the loss of which would not be materially disadvantageous to (i) the Lenders or (ii) the Borrowers and their Subsidiaries, taken as a whole); and

(b) qualify and remain qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business makes such qualification or authorization prudent.

        Section 5.2 Business; Compliance with Applicable Law. Each Borrower will, and will cause each of the Restricted Subsidiaries to, (a) engage only in the business of owning, operating and Investing in PCS Systems or otherwise providing wireless communication or telecommunication services and in related business activities, and (b) substantially comply with the requirements of all material Applicable Law.

        Section 5.3 Maintenance of Properties. Each Borrower will, and will cause each of the Restricted Subsidiaries to, maintain or cause to be maintained in the ordinary course of business in good repair, working order and condition (reasonable wear and tear excepted) all material properties used in their respective businesses (whether owned or held under lease), and from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements, additions, betterments and improvements thereto.

        Section 5.4 Accounting Methods and Financial Records. Each Borrower will, and will cause each of its Subsidiaries on a consolidated basis to, maintain a system of accounting established and administered in accordance with GAAP, keep adequate records and books of account in which complete entries will be made in accordance with GAAP and reflecting all transactions required to be reflected by GAAP and keep records of their respective properties and assets which are accurate and complete in all material respects. The Borrowers and their Subsidiaries will maintain a fiscal year ending on December 31.

        Section 5.5 Insurance. Each Borrower will, and will cause each of the Restricted Subsidiaries to:

               (a) Maintain insurance including, but not limited to, business interruption coverage and public liability coverage insurance from responsible companies in such amounts and against such risks to each Borrower and each of the Restricted Subsidiaries as is prudent and reasonably satisfactory to the Administrative Agent (including, without limitation, larceny, embezzlement, employee fidelity, and other criminal misappropriation insurance).

               (b) Keep their respective assets insured by responsible companies on terms and in a manner reasonably acceptable to the Administrative Agent against loss or damage by fire, theft, burglary, pilferage, loss in transit, explosions and hazards in amounts which are prudent for the wireless telecommunications industry, in accordance with industry standards, and reasonably satisfactory to the Administrative Agent, all premiums thereon to be paid by the Borrowers and the Restricted Subsidiaries.

               (c) Require that each insurance policy for the Borrowers and the Restricted Subsidiaries provide for at least thirty (30) days' prior written notice to the Administrative Agent of any termination of or proposed cancellation or nonrenewal of such policy, or material reduction in coverage, and name the Administrative Agent (for itself and for the ratable benefit of the Lenders) as additional named loss payee to the extent of the Obligations and additional named insured.

               (d) Subject to subsection (e), below, Net Proceeds of insurance for the Borrowers and the Restricted Subsidiaries paid to the Administrative Agent shall be applied to the payment or prepayment of the Obligations as provided under Section 2.10(c) or Section 8.2, as applicable. Any balance thereof remaining after payment in full of the Obligations shall be paid to the Borrowers or as otherwise required by law.

               (e) If either of the Borrowers or any one or more of the Restricted Subsidiaries shall be entitled to receive proceeds from any policy of insurance in an amount less than $5,000,000, then such Borrower or such Restricted Subsidiary shall have the right to elect either to use such proceeds to repair or rebuild the affected PCS System or to retain such proceeds. In the event such insurance proceeds exceed such threshold, the Administrative Agent shall hold such proceeds pending its receipt from the Borrower of a plan for the use of such proceeds and the approval of such plan by the Majority Lenders.

        Section 5.6 Payment of Taxes and Claims. Each Borrower will, and will cause each of the Restricted Subsidiaries to, pay and discharge all taxes, including, without limitation, withholding taxes, assessments and governmental charges or levies required to be paid by them or imposed upon them or their income or profits or upon any properties belonging to them, prior to the date on which penalties attach thereto, and all lawful claims for labor, materials and supplies which, if unpaid, might become a Lien or charge upon any of their properties; except that no such tax, assessment, charge, levy or claim need be paid which is being diligently contested in good faith by appropriate proceedings and for which adequate reserves shall have been set aside on the appropriate books, but only so long as such tax, assessment, charge, levy or claim does not become a Lien or charge other than a Permitted Lien and no foreclosure, distraint, sale or similar proceedings shall have been commenced. Each Borrower will, and will cause each of the

Restricted Subsidiaries to, timely file all information returns required by federal, state or local tax authorities.

        Section 5.7 Visits and Inspections. Each Borrower will, and will cause each of the Restricted Subsidiaries to, permit representatives of the Administrative Agent and any of the Lenders, upon reasonable notice to such Borrower or such Restricted Subsidiary and during normal business hours (i) visit and inspect the properties of such Borrower or such Restricted Subsidiary,
(ii) inspect and make extracts from and copies of their respective books and records, and (iii) discuss with their respective principal officers their respective businesses, assets, liabilities, financial positions, results of operations and business prospects. Each Borrower and each of the Restricted Subsidiaries will also permit representatives of the Administrative Agent and any of the Lenders to discuss with their respective auditors their respective businesses, assets, liabilities, financial positions, results of operations and business prospects.

        Section 5.8 Payment of Indebtedness; Loans. Subject to any provisions regarding subordination herein or as set forth in any other Loan Document, each Borrower will, and will cause each of the Restricted Subsidiaries to, pay any and all of their respective Indebtedness when and as it becomes due, other than amounts diligently disputed in good faith and for which adequate reserves have been set aside in accordance with GAAP.

        Section 5.9 Use of Proceeds. The Borrowers will use the aggregate proceeds of all Advances (i) to refinance certain Indebtedness for Money Borrowed of the Parent and VoiceStream outstanding on the Agreement Date (including, without limitation, the Indebtedness for Money Borrowed of VoiceStream PCS Holding LLC under its bank credit facilities), (ii) to refinance all outstanding bank, institutional and vendor Indebtedness for Money Borrowed of Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint and its Subsidiaries, and after consummation of the Aerial Acquisition, all such Indebtedness for Money Borrowed of Aerial, (iii) to repay the Omnipoint Senior Notes and all associated costs, including any premiums related to a put by the holders of the Omnipoint Senior Notes on account of a change of control related to the Omnipoint Acquisition, or to pay all fees associated with obtaining consents in connection with changes to the terms of the Omnipoint Senior Notes, or both,
(iv) to finance Permitted Investments and permitted Acquisitions, (v) to fund Capital Expenditures, (vi) for working capital and other general corporate purposes, or (vii) to make Restricted Payments to the Parent, Omnipoint Finance Holdco, and Omnipoint Holdco to the extent permitted under Section 7.7; provided, however, that prior to the Redemption Date, Omnipoint may use proceeds of the Revolving Loans and the Term Loans only for (w) refinancing existing Indebtedness for Money Borrowed of Omnipoint Holdco, Omnipoint and its Subsidiaries (other than the Omnipoint Senior Notes, unless all outstanding Omnipoint Senior Notes are refinanced with such proceeds), (x) working capital or revolving credit so long as the aggregate principal amount of Loans used for such purposes does not exceed $100,000,000 at any time outstanding, (y) financing the development, construction, expansion or operation of telecommunications assets by Omnipoint or its Restricted Subsidiaries, or (z) other purposes permitted under the indentures for the Omnipoint Senior Notes. On the Agreement Date, at least $1,725,000,000 of the total initial Advance, as more particularly set forth on Schedule 4 attached hereto, shall be Omnipoint Refinancing Loans used to refinance existing Indebtedness for Money Borrowed of Omnipoint and its Subsidiaries, and in addition, no Indebtedness for Money Borrowed of Omnipoint and its Subsidiaries outstanding on the date prior to the Agreement Date shall be refinanced with funds other than proceeds of the Loans. No proceeds of Advances hereunder shall be used for the purchase or carrying or the extension of credit for the purpose of purchasing or carrying any margin stock within the meaning of Regulations U and X of the Board of Governors of the Federal Reserve System.

        Section 5.10 Real Estate. Subject to Section 2.17, each Borrower will, and will cause the Restricted Subsidiaries to, grant a mortgage securing the Obligations to the Administrative Agent, for itself and for the ratable benefit of the Lenders, in form and substance reasonably satisfactory to the Administrative Agent, (a) within forty-five (45) days of the Agreement Date, covering each parcel of real estate set forth, as of the Agreement Date, on
Schedule 10 attached hereto, and (b) covering each parcel of real estate having a fair market value, exclusive of equipment, in excess of $500,000, ownership of which is acquired by either of the Borrowers or any of the Restricted Subsidiaries after the Agreement Date. Each Borrower will, and will cause the Restricted Subsidiaries to, deliver to the Administrative Agent all documentation, including opinions of counsel and policies of title insurance, which in the reasonable opinion of the Administrative Agent is appropriate with each such grant, including any Phase I environmental audit reasonably requested by the Administrative Agent or any Lender.

        Section 5.11 Indemnity. Each Borrower, for itself and on behalf of each of its Restricted Subsidiaries, agrees, jointly and severally, to indemnify and hold harmless each Lender, the Administrative Agent and the Co-Syndication Agents and each of their respective affiliates, employees, representatives, officers, trustees and directors (any of the foregoing shall be an "Indemnitee") from and against any and all claims, obligations, penalties, judgments, liabilities, losses, damages, actions, costs, expenses, including reasonable fees and expenses of counsel, agents, consultants and experts (as such fees and expenses are incurred), and demands by any party, including the costs of investigating and defending such claims, whether or not either of the Borrowers, any Restricted Subsidiary, or the Person seeking indemnification is the prevailing party (a) resulting from any breach or alleged breach by either of the Borrowers or any Restricted Subsidiary of any representation, warranty, or covenant made hereunder or under any other Loan Document; (b) arising out of or in connection with (i) the Revolving Loan Commitment, the Loans or otherwise under this Agreement or any other Loan Document (including the taking of Collateral for the Obligations), including, without limitation, the use of the proceeds of Loans hereunder in any fashion by either of the Borrowers or any of the Restricted Subsidiaries or the performance of their respective obligations under the Loan Documents by either of the Borrowers or any of the Restricted Subsidiaries, (ii) allegations of any participation by the Lenders or the Administrative Agent, or any of them, in the affairs of either of the Borrowers or any of the Restricted Subsidiaries, or allegations that any of them has any joint liability with either of the Borrowers or any of the Restricted Subsidiaries for any reason, or (iii) any claims against the Lenders or the Administrative Agent, or any of them, by any shareholder, partner, or other investor in or lender to either of the Borrowers or any Restricted Subsidiary, by any brokers or finders or investment advisers or investment bankers retained by the Borrowers or by any other third party, arising out of the Revolving Loan Commitment, the Loans or otherwise under this Agreement or any other Loan Document; or (c) in connection with taxes (other than income taxes), fees, and other charges payable in connection with the Loans, or the execution, delivery, and enforcement of this Agreement, the Security Documents, the other Loan Documents, and any amendments thereto or waivers of any of the provisions thereof; unless the Person seeking indemnification hereunder is determined in such case to have acted with gross negligence or willful misconduct, in any case by a final, non-appealable judicial order. The obligations of the Borrowers and the Restricted Subsidiaries under this Section 5.11 are in addition to, and shall not otherwise limit, any liabilities which either of the Borrowers or any Restricted Subsidiary might otherwise have in connection with any warranties or similar obligations of such Borrower or such Restricted Subsidiary in any other agreement or instrument or for any other reason.

        Section 5.12 Interest Rate Hedging. The Borrowers shall, within ninety
(90) days from the Agreement Date and at all times thereafter, maintain one or more Interest Hedge Agreements which result in the fixing of a limit on the interest obligations of an aggregate principal amount of not less than fifty percent (50%) of the then outstanding Total Debt. Such Interest Hedge Agreements shall provide interest rate protection on terms reasonably acceptable to the Administrative Agent for an average period of the lesser of three (3) years from the date of such Interest Hedge Agreement or Agreements or the period remaining until the Initial Maturity Date with respect to Interest Rate Hedge Agreements entered into in connection with the Revolving Loans and the Term A Loans and the Final Maturity Date with respect to Interest Rate Hedge Agreements entered into in connection with the Term B Loans, such terms to include consideration of the creditworthiness of the other party to the proposed Interest Hedge Agreement. All Obligations of the Borrowers to any of the Lenders pursuant to any Interest Hedge Agreement shall rank pari passu with all other Obligations.

        Section 5.13 Covenants Regarding Formation of Restricted Subsidiaries and the Making of Investments and Acquisitions. At the time of any Acquisition permitted hereunder by either Borrower or any Restricted Subsidiary, or the formation of any new Restricted Subsidiary of either Borrower or any Restricted Subsidiary (except for Restricted Subsidiaries which are then inactive and which have no assets) which is permitted under this Agreement, each Borrower will, and will cause the Restricted Subsidiaries, as appropriate, to (a) in the case of the formation or Acquisition of a new Restricted Subsidiary, provide to the Administrative Agent an executed Subsidiary Security Agreement for such new Restricted Subsidiary, in substantially the form of Exhibit M attached hereto, together with appropriate UCC-1 financing statements, as well as an executed Subsidiary Guaranty for such new Restricted Subsidiary, in substantially the form of Exhibit K attached hereto, which shall constitute both Security Documents and Loan Documents for purposes of this Agreement, as well as a loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit S or Exhibit T attached hereto, as appropriate, together with appropriate attachments; (b) in the case of any Acquisition by either Borrower or any Restricted Subsidiary or the formation of any new Restricted Subsidiary, pledge to the Administrative Agent all of the stock (or other instruments or securities evidencing ownership) of such Restricted Subsidiary or Person which is acquired or formed, beneficially owned by such Borrower or such Restricted Subsidiary, as the case may be, as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the VoiceStream Pledge Agreement, Omnipoint Pledge Agreement, Subsidiary Pledge Agreement, or a new Subsidiary Pledge Agreement in substantially the form of Exhibit L attached hereto, and execute and deliver to the Administrative Agent all such documentation for such pledge as, in the reasonable opinion of the Administrative Agent, is appropriate; and (c) in any case, provide all other documentation, including one or more opinions of counsel satisfactory to the Administrative Agent which in the reasonable opinion of the Administrative Agent is appropriate with respect to such Acquisition or the formation of such Restricted Subsidiary. Investments made by either Borrower or any of the Restricted Subsidiaries after the Agreement Date shall also be treated as additional Collateral and shall be subject to the provisions of appropriate Security Documents. Any document, agreement or instrument executed or issued pursuant to this Section 5.13 shall be a "Loan Document" for purposes of this Agreement. The Obligations of Omnipoint and its Subsidiaries under this Section 5.13 prior to the Redemption Date shall be subject to the provisions of Section 2.17.

        Section 5.14 Designation of Unrestricted Subsidiaries as Restricted Subsidiaries. Upon not less than three (3) Business Days' prior written notice by the Borrowers to the Administrative Agent, any Unrestricted Subsidiary may be designated as a Restricted Subsidiary hereunder, provided that (i) no Default then exists or would be caused thereby, (ii) any such Subsidiary does not (at the time of such designation) have outstanding any Indebtedness for Money Borrowed other than Permitted Debt, or any Liens on its assets or properties other than Permitted Liens, and (iii) such Subsidiary shall provide to the Administrative Agent an executed Subsidiary Security Agreement, in substantially the form of Exhibit M attached hereto, together with appropriate UCC-1 financing statements, an executed Subsidiary Guaranty in substantially the form of Exhibit K attached hereto, and a Subsidiary Pledge Agreement (given by itself if appropriate and, if its stock or other securities are not then Collateral, given by its parent company), in substantially the form attached hereto, as Exhibit L, together with appropriate stock certificates and stock powers therefor, as well as an appropriate loan certificate for such new Restricted Subsidiary, substantially in the form of Exhibit S or Exhibit T, attached hereto, as appropriate. Such new Restricted Subsidiary shall also provide all other documentation which in the opinion of the Administrative Agent is appropriate with respect to the designation of such Unrestricted Subsidiary as a Restricted Subsidiary, including legal opinions if advisable, all of which documents shall constitute Security Documents and Loan Documents for purposes of this Agreement. The Borrowers may not designate a Restricted Subsidiary as an Unrestricted Subsidiary.

        Section 5.15 Payment of Wages. The Borrowers and each of the Restricted Subsidiaries shall at all times comply, in all material respects, with the requirements of the Fair Labor Standards Act, as amended, including, without limitation, the provisions of such Act relating to the payment of minimum and overtime wages as the same may become due from time to time.

        Section 5.16 Year 2000 Problem. The Borrowers agree to remain substantially in compliance with the plan dealing with the "Year 2000 Problem" described in Section 4.1(y), except to the extent that non-compliance therewith would not have a Materially Adverse Effect.

        Section 5.17 Buildout Capital. Until the Borrowers have received Additional Buildout Capital in the Buildout Capital Amount, (a) all cash Net Proceeds from issuances of Permitted Debt (other than Permitted Parent Debt utilized to refinance or redeem the Omnipoint Senior Notes) shall be utilized by the Borrowers (and if received by the Parent, contributed to the Borrowers) as Additional Buildout Capital and (b) all cash Net Proceeds from permitted issuances of equity will either (i) be utilized to make Permitted Investments or permitted Acquisitions, (ii) be utilized to refinance or redeem the Omnipoint Senior Notes, or (iii) be utilized by the Borrowers (and if received by the Parent, contributed to the Borrowers) as Additional Buildout Capital.

                                   ARTICLE 6

                              Information Covenants

        So long as any of the Obligations is outstanding and unpaid or either of the Borrowers has a right to borrow hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing, the Borrowers will furnish or cause to be furnished to each Lender and the Administrative Agent, at their respective offices, the following information:

        Section 6.1 Quarterly Financial Statements and Information. Within sixty
(60) days after the last day of each quarter of each fiscal year of the Parent, unaudited balance sheets of the Parent and its Subsidiaries on a consolidated basis, and of the Borrowers and the Restricted Subsidiaries on a combined basis, as at the end of such quarter and as of the end of the preceding fiscal year, and the related statements of operations and the related statements of cash flows of the Parent and its Subsidiaries on a consolidated basis and of the Borrowers and the Restricted Subsidiaries on a combined basis, for such quarter and for the elapsed portion of the year ended with the last day of such quarter, which shall set forth in comparative form such figures as at the end of and for such quarter and the appropriate prior period (but only for such quarter and other periods for which such comparative figures are available) and shall be certified by the chief financial officer of the Parent, to be, in his or her opinion, complete and correct in all material respects and to present fairly, in accordance with GAAP (except as to the exclusion of Unrestricted Subsidiaries which should be combined with the Borrowers under GAAP), the financial position of the Parent and its Subsidiaries on a consolidated basis and of the Borrower and the Restricted Subsidiaries on a combined basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments.

        Section 6.2 Annual Financial Statements and Information. Within one hundred twenty (120) days after the end of each fiscal year of the Parent, the audited (i) consolidated balance sheet of the Parent and its Subsidiaries and
(ii) combined balance sheet of the Borrowers and the Restricted Subsidiaries, as of the end of such fiscal year and the related audited consolidated and combined statements of operations for such fiscal year and, to the extent available, for the previous two (2) fiscal years, the related audited consolidated and combined statements of changes in shareholders' equity for such fiscal year and, to the extent available, for the previous two (2) fiscal years, related audited consolidated and combined statements of cash flows of such fiscal year and, to the extent available, for the previous two (2) fiscal years, accompanied by an opinion of Arthur Andersen LLP, or other independent certified public accountants of recognized national standing reasonably acceptable to the Administrative Agent (which opinion shall not contain any "going concern" or like qualification or exception or any qualification or exception as to the scope of their audit), together with a statement of such accountants that in connection with their audit, nothing came to their attention that caused them to believe that any non-compliance had occurred with respect to the terms, covenants, provisions or conditions of Article 7.

        Section 6.3 Performance Certificates. At the time the financial statements are furnished pursuant to Sections 6.1 and 6.2, the Performance
Certificate:

               (a) setting forth as at the end of such quarterly period or fiscal year, as the case may be, the arithmetical calculations required to establish (i) any interest rate adjustment, as provided for in Section 2.3(f), and (ii) whether or not the Borrowers were in compliance with the requirements of the Financial Covenants hereof;

               (b) setting forth on a combined basis for the Borrowers and the Restricted Subsidiaries, for each such fiscal quarter or fiscal year, as the case may be, (i) the number of PCS System subscribers at the beginning of such period, (ii) the number of gross new PCS System subscribers added and deactivated PCS System subscribers lost during such period, and (iii) the number of PCS System subscribers at the end of such period; and

               (c) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such quarterly period or year, as the case may be, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

        Section 6.4 Copies of Other Reports.

               (a) Promptly upon receipt thereof, copies of all material reports, if any, submitted to the Parent or either of the Borrowers or the Restricted Subsidiaries by the Parent's or such Borrowers' independent public accountants regarding either of the Borrowers, including, without limitation, any management report prepared in connection with the annual audit referred to in Section 6.2.

               (b) Promptly upon receipt thereof, copies of any material adverse notice or report regarding any License held by either of the Borrowers or any Restricted Subsidiary from the FCC.

               (c) Promptly upon each request, including in connection with any proposed Acquisition or Investment by either of the Borrowers or any Restricted Subsidiary, such data, certificates, reports, statements, opinions of counsel prepared for the Administrative Agent and the Lenders, or any of them, documents or further information regarding the business, assets, liabilities, financial position, projections (subject to Section 11.19 hereof), results of operations or business prospects of either of the Borrowers or any of the Restricted Subsidiaries, as the Administrative Agent or any Lender may reasonably request.

               (d) Annually, a certificate of insurance indicating that the requirements of Section 5.5 remain satisfied for such fiscal year.

               (e) Annually, and in no event later than January 31 of any year and subject to Section 11.19 hereof, a copy of the annual financial projections for the Borrowers and the Restricted Subsidiaries for such fiscal year.

               (f) Upon request, information reasonably requested by the Administrative Agent with regard to the "Year 2000 Problem," described in
Section 4.1(y).

        Section 6.5 Notice of Litigation and Other Matters. Notice specifying the nature and status of any of the following events, promptly, but in any event not later than ten (10) days after any officer of either Borrower becomes aware of the occurrence of any of the following events:

               (a) the commencement of all material proceedings and investigations by or before any governmental body and all actions and proceedings in any court or before any arbitrator against, or to the extent known to either Borrower, in any other way relating materially adversely to either of the Borrowers or any Restricted Subsidiary, or any of their respective properties, assets or businesses or any License;

               (b) any material adverse change with respect to the business, assets, liabilities, financial position, results of operations or business prospects of either Borrower or any Restricted Subsidiary, other than changes in the ordinary course of business which have not had and could not reasonably be expected to have a Materially Adverse Effect;

               (c) any Default or the occurrence or non-occurrence of any event
(A) which constitutes, or which with the passage of time or giving of notice or both would constitute a material default by either Borrower or any Restricted Subsidiary under any material agreement other than this Agreement to which either Borrower or any Restricted Subsidiary is a party or by which any of their respective properties may be bound, or (B) which could reasonably be expected to have a Materially Adverse Effect, giving in each case the details thereof and specifying the action proposed to be taken with respect thereto;

               (d) the occurrence of any Reportable Event or a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) with respect to any Plan of either of the Borrowers or any of their respective Subsidiaries or the institution or threatened institution by PBGC of proceedings under ERISA to terminate or to partially terminate any such Plan or the commencement or threatened commencement of any litigation regarding any such Plan or naming it or the trustee of any such Plan with respect to such Plan; and

               (e) the occurrence of any event subsequent to the Agreement Date which, if such event had occurred prior to the Agreement Date, would have constituted an exception to the representation and warranty in Section 4.1(m) of this Agreement.

                                   ARTICLE 7

                               Negative Covenants

        So long as any of the Obligations is outstanding and unpaid or either of the Borrowers has a right to borrow from the Lenders hereunder (whether or not the conditions to borrowing have been or can be fulfilled), and unless the Majority Lenders, or such greater number of Lenders as may be expressly provided herein, shall otherwise consent in writing:

        Section 7.1 Indebtedness. None of Omnipoint Holdco, Omnipoint Finance Holdco and the Borrowers shall, and each Borrower shall cause the Parent and each of the Restricted Subsidiaries not to, create, assume, incur or otherwise become or remain obligated in respect of, or permit to be outstanding, any Indebtedness except:

               (a) The Obligations, including the Incremental Facility and the Vendor Facility;

               (b) The Permitted Parent Debt;

               (c) Current accounts payable, accrued expenses and customer advance payments incurred in the ordinary course of business;

               (d) In the case of Omnipoint Holdco, the Omnipoint Senior Notes;

               (e) Unsecured Indebtedness issued by Omnipoint Communications Inc., a Subsidiary of Omnipoint, in favor of the FCC in an aggregate principal amount not to exceed $200,000,000.

               (f) Indebtedness secured by Permitted Liens (other than those described in items (a) and (i) of the definition of Permitted Liens);

               (g) Indebtedness (i) under Specified Transactions in an aggregate amount not to exceed $75,000,000, and (ii) in addition to Specified Transactions described in clause (i), in respect of letters of credit in an aggregate stated amount not to exceed $25,000,000 at any one time outstanding; provided, however, that not more than $37,500,000 of such Indebtedness shall be secured;

               (h) Obligations under Interest Hedge Agreements;

               (i) Indebtedness of either of the Borrowers or any of the Restricted Subsidiaries to the other Borrower or any other Restricted Subsidiary, and Indebtedness expressly permitted under Section 7.5; provided, however, that the amount of Indebtedness of Omnipoint and its Subsidiaries under this clause to the Parent and its Subsidiaries (other than members of the Omnipoint Group), plus, without duplication, the aggregate amount of Investments by the Parent and its Subsidiaries (other than members of the Omnipoint Group) under Section 7.6 in Omnipoint and its Subsidiaries, in each case made on or after the Agreement Date and prior to the Redemption Date (and excluding the Omnipoint Acquisition and the Omnipoint Refinancing Loans) shall not exceed $2,000,000,000 at any time outstanding; and

               (j) Indebtedness representing extensions, renewals, refinancings or replacements (but not increases in principal amounts) of the foregoing provided that the Omnipoint Senior Notes may not be extended or renewed and may be replaced or refinanced only with Permitted Parent Debt or with the proceeds of Loans made to VoiceStream (or, if all Omnipoint Senior Notes are refinanced at such time, to Omnipoint) hereunder.

        Section 7.2 Limitation on Liens. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of the Restricted Subsidiaries not to, create, assume, incur or permit to exist or to be created, assumed, incurred or permitted to exist, directly or indirectly, any Lien on any of their respective properties or assets, whether now owned or hereafter acquired, except for Permitted Liens.

        Section 7.3 Amendment and Waiver. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of the Restricted Subsidiaries not to (i) except in connection with a transaction otherwise permitted hereunder, enter into any amendment of, or agree to or accept or consent to any waiver of any of the material provisions of its articles or certificate of incorporation or partnership agreement, as appropriate or (ii) enter into any amendment of, or agree to any waiver of any of the material provisions of, the Omnipoint Senior Notes or the Omnipoint Acquisition Documents which, in any such case, could reasonably be expected to have an adverse effect in any significant respect on the interests of the Lenders.

        Section 7.4 Liquidation, Merger, Disposition of Assets.

               (a) Disposition of Assets. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of the Restricted Subsidiaries not to, at any time sell, lease, abandon, or otherwise dispose of any PCS Systems or material assets constituting a portion thereof except:

                      (i) swaps of PCS Systems permitted under Section 7.6(c);

                      (ii) Permitted Tower Transactions;

                      (iii) sales, leases or dispositions of used or surplus equipment in the ordinary course of business; and

                      (iv) other sales, leases or dispositions, provided that the cumulative aggregate fair market value of the assets sold, leased or disposed of pursuant to such transactions effected during the term of this Agreement shall not exceed an amount equal to 7.5% of the total combined assets of the Borrowers and the Restricted Subsidiaries as of the close of the fiscal quarter most recently ended on or prior to the date of any such sale, lease or other disposition;

        provided, however, that (A) any such sale, lease or disposition is made for fair market value, (B) no Default then exists or would be caused thereby (unless such sale, lease, abandonment or other disposition would cure any such Default), and (C) any Net Proceeds therefrom are applied as provided in Section 2.8(b).

At the time of any such asset sale referred to in clause (i), (ii) or (iv) of the preceding sentence, for which the aggregate consideration exceeds $100,000,000, the Borrowers shall provide the Administrative Agent and the Lenders with projections assuming the consummation of such asset sale (and, in the case of clause (i), the accompanying acquisition) and demonstrating pro forma compliance with the Financial Covenants for the remaining term of this Agreement.

               (b) Liquidation or Merger. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of its Restricted Subsidiaries not to, at any time liquidate or dissolve itself (or suffer any liquidation or dissolution) or otherwise wind up, or enter into any merger, provided that if no Default then exists or would be caused thereby, the following such transactions are permitted: (i) a merger among a Borrower and one or more Restricted Subsidiaries, provided such Borrower is the surviving corporation; (ii) a merger between or among two or more Restricted Subsidiaries; (iii) an Acquisition permitted hereunder effected by a merger in which a Borrower or a Restricted Subsidiary is the surviving Person; (iv) a liquidation or dissolution of one or more Restricted Subsidiaries into its or their parent entity (provided a Borrower or one of the Restricted Subsidiaries is such parent entity); and (v) subsequent to the Redemption Date, (A) a merger between Omnipoint Holdco and Omnipoint Finance Holdco, (B) a merger of any of Omnipoint Holdco, Omnipoint Finance Holdco or Omnipoint with or into VoiceStream or any of its Restricted Subsidiaries (provided that VoiceStream or such Restricted Subsidiary of VoiceStream shall be the surviving Person), or (C) a liquidation or dissolution of Omnipoint Holdco or Omnipoint Finance Holdco into its or their parent entity (provided the Parent or Omnipoint Holdco is such parent entity); provided, however, that until the Redemption Date neither Omnipoint Holdco, Omnipoint Finance Holdco, Omnipoint nor any Subsidiary of Omnipoint Holdco will enter into or effect any transaction referred to in clauses (i) through (iv) above except any such transaction involving only Persons which are members of the Omnipoint Group prior thereto.

        Section 7.5 Limitation on Guaranties. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of its Restricted Subsidiaries not to, at any time Guaranty, assume, be obligated with respect to, or permit to be outstanding any Guaranty of, any obligation of any other Person other than (a) a guaranty by endorsement of negotiable instruments for collection in the ordinary course of business, or (b) obligations under agreements of either of the Borrowers or any of the Restricted Subsidiaries entered into in connection with leases of real property or the acquisition of services, supplies and equipment in the ordinary course of business of either of the Borrowers or any of the Restricted Subsidiaries, or
(c) as may be contained in any Loan Document including, without limitation, the Holdco Guaranty or the Subsidiary Guaranty, or (d) a Guaranty of any obligation of any employee of either Borrower or any of the Restricted Subsidiaries, provided that the aggregate amount guaranteed under all such Guaranties under this Section 7.5(d) shall not exceed $5,000,000 at any time.

        Section 7.6 Investments and Acquisitions. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of its Restricted Subsidiaries not to, make any loan or advance, or make any Investment or otherwise acquire for consideration evidences of Indebtedness, capital stock or other securities of any Person, or make any Acquisition, except that each Borrower may make Investments in its own Restricted Subsidiaries, and that, so long as no Default then exists or would be caused thereby:

               (a) Cash Equivalents. Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries may, directly or through a brokerage account (i) purchase marketable, direct obligations of the United States of America, its agencies and instrumentalities maturing within three hundred sixty-five (365) days of the date of purchase, (ii) purchase commercial paper issued by corporations, each of which shall have a combined net worth of at least $100 million and each of which conducts a substantial part of its business in the

United States of America, maturing within two hundred seventy (270) days from the date of the original issue thereof, and rated "P-2" or better by Moody's Investors Service, Inc. or "A-2" or better by Standard and Poor's Ratings Group,
(iii) purchase repurchase agreements, bankers' acceptances, and certificates of deposit maturing within three hundred sixty-five (365) days of the date of purchase which are issued by, or time deposits maintained with, a United States national bank the deposits of which are insured by the Federal Deposit Insurance Corporation and having capital, surplus and undivided profits totaling more than $100 million and rated "A" or better by Moody's Investors Service, Inc. or Standard and Poor's Ratings Group, and (iv) purchase shares of any open-end investment company registered under the Investment Company Act of 1940, that invests all or substantially all of its funds in the items described in clauses
(i) through (iii), above, which meets the requirements set forth in Rule 2a-7, Money Market Funds, under that Act, made available by any Lender or its Affiliate;

               (b) Aerial Acquisition. Subject to compliance with the following conditions, the Borrowers and the Restricted Subsidiaries may consummate the Aerial Acquisition.

                      (i) The Borrowers shall have certified to the Administrative Agent and the Lenders that (x) the representations and warranties hereunder remain true and correct in all material respects, and (y) no Default then exists or would be caused by the Aerial Acquisition;

                      (ii) The Borrowers shall provide the Administrative Agent and the Lenders with evidence that (A) Aerial shall have received Net Proceeds from a common equity Investment by Sonera in an aggregate amount of not less than $230,000,000, and (B) not less than $420,000,000 in Indebtedness for Money Borrowed issued by Aerial in favor of TDS shall have been converted into common equity of Aerial;

                      (iii) The Administrative Agent shall have received copies of the Aerial Acquisition Documents certified as true and complete;

                      (iv) All Indebtedness for Money Borrowed owing by Aerial to TDS, and all other Indebtedness for Money Borrowed of Aerial which is not Permitted Debt, shall be repaid in full; and

                      (v) Section 5.13 of this Agreement shall have been complied with.

               (c) Other Acquisitions and Investments. (i) The Borrowers and the Restricted Subsidiaries may make Acquisitions and Investments (in addition to any Investments or Acquisitions otherwise permitted under this Section 7.6) as follows:

                             (A) The Borrowers and the Restricted Subsidiaries
                      may make Acquisitions (including the Aerial Acquisition and swaps of PCS Systems, in each case to the extent there is a cash component to the purchase price) and may make Investments in joint ventures and Unrestricted Subsidiaries in an aggregate amount not to exceed, during the term of this Agreement, the sum of (x) $500,000,000, plus (y) Unused Proceeds; provided, however, that prior to the Redemption Date, the aggregate amount of such

                      Acquisitions and Investments made by members of the Omnipoint Group (other than swaps of PCS Systems to the extent that there is not a cash component to the purchase price) shall not exceed $400,000,000;

                             (B) The Borrowers and the Restricted Subsidiaries
                      may contribute the Licenses set forth on Schedule 11 attached hereto to joint ventures and Unrestricted Subsidiaries in exchange for an equity interest in such joint ventures and Unrestricted Subsidiaries;

                             (C) The Borrowers and the Restricted Subsidiaries
                      (other than members of the Omnipoint Group prior to the Redemption Date) may make Acquisitions using stock of the Parent or other ownership interests of the Parent in payment of the purchase price;

                             (D) The Borrowers and the Restricted Subsidiaries
                      (other than members of the Omnipoint Group prior to the Redemption Date) may make Acquisitions using a combination of cash (to the extent permitted by clause (A)) and non-cash consideration and stock of the Parent or other ownership interests of the Parent in payment of the purchase price;

                             (E) The Borrowers and the Restricted Subsidiaries
                      may enter into swaps of PCS Systems (to the extent permitted by clause (A) with respect to any swaps of PCS Systems having a cash component of the purchase price), provided that the exchange is for fair market value, as determined in good faith by the board of directors of the appropriate Borrower and that the PCS System or Systems acquired are a Restricted Subsidiary; and

                             (F) VoiceStream may invest $274,000,000 in
                      Microcell Telecommunications Inc., a Canadian corporation, for the purchase of 9,590,000 of its Class A Shares, representing a 14.9% ownership interest in Microcell.

                      (ii) No Acquisition or Investment in excess of $50,000,000 otherwise permitted under this Section 7.6(c) may be consummated unless, at least ten (10) days (except with respect to the Investment described in Section 7.6(c)(F), as to which the notice given will suffice) prior to the closing of such Acquisition or Investment, (x) the Borrowers shall have demonstrated assuming the consummation of the Acquisition or Investment, as the case may be (and, in the case of (E), the accompanying disposition), subject to Section
11.19 hereof, their pro forma compliance with the Financial Covenants, after giving effect to the Advance of the Loans used for such Acquisition or Investment, as applicable, and shall have certified to the Administrative Agent and the Lenders that such Acquisition or Investment, as applicable, shall not have a Materially Adverse Effect, (y) in the case of any such Acquisition or Investment in a joint venture or Unrestricted Subsidiary, the acquired entity, joint venture or Unrestricted Subsidiary is primarily engaged in the same business or businesses as the Borrowers and the Restricted Subsidiaries or a business or businesses ancillary or reasonably related thereto, provided that the determination as to whether the criteria set forth in this clause (y) are satisfied shall be made in good faith by the board of directors of either of or both Borrowers, as applicable, and (z) in the case of a swap of PCS Systems under (E), the Borrowers shall have provided the Administrative Agent with such information about the swap transaction as it shall reasonably request.

                      (iii) Notwithstanding the foregoing, the Parent may make Investments in the Borrowers and their Restricted Subsidiaries, and each Borrower and its Restricted Subsidiaries may make Investments in the other Borrower and the other Borrower's Restricted Subsidiaries; provided, however, that the aggregate amount of Investments in Omnipoint and its Subsidiaries by the Parent and its Subsidiaries (other than members of the Omnipoint Group), plus, without duplication, the amount of Indebtedness of Omnipoint and its Subsidiaries to the Parent and its Subsidiaries (other than members of the Omnipoint Group) referred to under Section 7.1(i), in each case made on or after the Agreement Date and prior to the Redemption Date (and excluding the Omnipoint Acquisition and the Omnipoint Refinancing Loans), shall not exceed $2,000,000,000 at any time outstanding.

               (d) Employee Loans. Omnipoint Holdco, Omnipoint Finance Holdco, the Borrowers and the Restricted Subsidiaries may make loans to employees, (i) in connection with stock option plans, provided (x) such loans do not involve cash payments by either of the Borrowers or the Restricted Subsidiaries and (y) the Borrowers and the Restricted Subsidiaries incur no obligations at any time to repurchase the stock so purchased, and (ii) for all other purposes in an amount not to exceed, in the aggregate outstanding at any time, $5,000,000.

        Section 7.7 Restricted Payments and Purchases. None of Omnipoint Holdco, Omnipoint Finance Holdco, or the Borrowers shall, and each Borrower shall cause each of its Restricted Subsidiaries not to, directly or indirectly declare or make any Restricted Payment or Restricted Purchase, except that so long as no Default or Event of Default then exists or would be caused thereby, Omnipoint Holdco, Omnipoint Finance Holdco and the Borrowers, as applicable, may make Restricted Payments (i) to Omnipoint Holdco to make scheduled payments of principal and interest on the Omnipoint Senior Notes; (ii) to the Parent to make scheduled payments of interest and principal on Permitted Parent Debt, including, without limitation, the Indebtedness for Money Borrowed issued in the VoiceStream High Yield Offering, and to make payment of regular dividends on Permitted Parent Convertible Preferred Stock; (iii) to Omnipoint Holdco, (y) in an aggregate amount not to exceed $84,000,000, to permit Omnipoint Holdco to make cash payments (in excess of the amount escrowed for cash dividends) on Omnipoint Holdco's 7% Convertible Preferred Stock, to pay the cash portion of the merger consideration payable to such preferred shareholders pursuant to the Omnipoint Acquisition upon conversion of their Omnipoint Holdco 7% Convertible Preferred Stock to common stock plus such additional amounts in excess of $84,000,000 as shall be required to be paid in the event that accrued dividends on Omnipoint Holdco's 7% Convertible Preferred Stock are paid in Omnipoint Holdco common stock and (z) to pay the cash redemption price to holders of Omnipoint Holdco's 7% Convertible Preferred Stock who do not exercise their conversion option prior to the redemption date therefor, provided, however, that no notice of optional redemption of Omnipoint Holdco's 7% Convertible Preferred Stock shall be given unless on and as of the date of such notice (I) the market value of the shares (including fractional shares) of common stock of the Parent issuable upon conversion of a share of Omnipoint Holdco's 7% Convertible Preferred Stock (based on the closing price on the Business

Day immediately prior to the date such redemption notice is first given to holders of Omnipoint Holdco's 7% Convertible Preferred Stock) plus the amount of cash payable in respect of the conversion of a share of Omnipoint Holdco's 7% Convertible Preferred Stock equals or exceeds (II) 200% of the redemption price of a share of Omnipoint Holdco's 7% Convertible Preferred Stock; (iv) upon receipt of audited financials for fiscal year 2003 by the Administrative Agent and for each fiscal year thereafter, to pay dividends or make other distributions to the Parent, or to any other Affiliate, or for any other purpose, provided that (x) the Borrowers shall have prepaid the Loans from their Excess Cash Flow for the preceding fiscal year in the amount required by Section 2.8(a), (y) the aggregate amount of such dividends and other distribution shall not exceed, in any year, the amount of the Excess Cash Flow for the preceding fiscal year remaining after the payment of the amount required to be prepaid on the Loans by the Borrowers pursuant to Section 2.8(a) (less any such remaining Excess Cash Flow utilized to make Acquisitions or Investments in accordance with
Section 7.6), and (z) the Borrower shall provide the Lenders with a certificate signed by the Chief Financial Officer of each of the Borrowers, demonstrating pro forma compliance with the terms of this Section 7.7, after giving effect to such dividend payments or other distributions; and (v) as required under the Distribution Agreement.

        Section 7.8 Stage One -- Ratio of Senior Debt to Total Capitalization. The Borrowers shall not, as of the Agreement Date and as of the end of any fiscal quarter ending prior to January 1, 2003, permit the ratio of (i) Senior Debt to (ii) Total Capitalization, to exceed 0.45 to 1.00.

        Section 7.9 Stage One -- Ratio of Total Debt to Total Capitalization. The Borrowers shall not, as of the Agreement Date and as of the end of any fiscal quarter ending prior to January 1, 2003, permit the ratio of (i) Total Debt to (ii) Total Capitalization to exceed 0.65 to 1.00.

        Section 7.10 Stage One -- Adjusted Leverage Ratio (Senior Debt). The Borrowers shall not permit the Adjusted Leverage Ratio (Senior Debt) to exceed the ratio set forth below for any fiscal quarter ending prior to January 1, 2003, as indicated below:

                                                        Adjusted Leverage Ratio
                  Fiscal Quarter End                         (Senior Debt)
                  ------------------                    -----------------------
           March 31, 2000                                     7.50 to 1.00

           June 30, 2000                                      6.50 to 1.00

           September 30, 2000 and
           December 31, 2000                                  5.50 to 1.00

           March 31, 2001 and June 30, 2001                   5.00 to 1.00

           September 30, 2001 and
           December 31, 2001                                  3.50 to 1.00

           March 31, 2002 and June 30, 2002                   3.00 to 1.00

           September 30, 2002 and December 31, 2002           2.50 to 1.00

        Section 7.11 Stage One -- Adjusted Leverage Ratio (Total Debt). The Borrowers shall not permit the Adjusted Leverage Ratio (Total Debt) to exceed the ratio set forth below on the last day of any fiscal quarter ending prior to January 1, 2003, as indicated below:

                                                        Adjusted Leverage Ratio
                 Fiscal Quarter End                           (Total Debt)
                 ------------------                     -----------------------
           March 31, 2000                                    13.00 to 1.00

           June 30, 2000                                     11.00 to 1.00

           September 30, 2000 and
           December 31, 2000                                 10.50 to 1.00

           March 31, 2001 and June 30, 2001                   9.00 to 1.00

           September 30, 2001 and
           December 31, 2001                                  7.75 to 1.00

           March 31, 2002 and June 30, 2002                   6.50 to 1.00

           September 30, 2002 and
           December 31, 2002                                  5.50 to 1.00

        Section 7.12 Stage Two -- Ratio of EBITDA to Cash Interest Expense. The Borrowers shall not permit the ratio of EBITDA to Cash Interest Expense to be less than the ratio set forth below on the last day of any fiscal quarter ending after January 1, 2003, as indicated below:

                  Fiscal Quarter End                             Ratio
                  ------------------                             -----
           March 31, 2003 and June 30, 2003                   1.50 to 1.00

           September 30, 2003 and
           December 31, 2003                                  1.75 to 1.00

           March 31, 2004 and thereafter                      2.00 to 1.00

        Section 7.13 Stage Two -- Fixed Charge Coverage Ratio. The Borrowers shall not permit the Fixed Charge Coverage Ratio for the fiscal quarter ending as of March 31, 2004, and for any fiscal quarter ending thereafter, to be less than 1.00 to 1.00.

        Section 7.14 Stage Two -- Leverage Ratio (Senior Debt). The Borrowers shall not permit the Leverage Ratio (Senior Debt) to exceed the ratio set forth below on the last day of any fiscal quarter ending after January 1, 2003, as indicated below:

                 Fiscal Quarter End               Leverage Ratio (Senior Debt)
                 ------------------               ----------------------------
           March 31, 2003                                 7.00 to 1.00
           June 30, 2003                                  5.50 to 1.00
           September 30, 2003 and
           December 31, 2003                              4.25 to 1.00
           March 31, 2004 and thereafter                  4.00 to 1.00

        Section 7.15 Stage Two -- Leverage Ratio (Total Debt). The Borrowers shall not permit the Leverage Ratio (Total Debt) to exceed the ratio set forth below on the last day of any fiscal quarter ending after January 1, 2003, as indicated below:

                   Fiscal Quarter End               Leverage Ratio (Total Debt)
                   ------------------               ---------------------------
           March 31, 2003                                  13.00 to 1.00

           June 30, 2003                                   12.00 to 1.00

           September 30, 2003 and
           December 31, 2003                                9.75 to 1.00

           March 31, 2004 and June 30, 2004                 7.50 to 1.00

           September 30, 2004 and thereafter                6.00 to 1.00

        Section 7.16 Affiliate Transactions. Except as specifically provided herein (including, without limitation, Section 7.6 (with respect to Investments in Unrestricted Subsidiaries) and Section 7.7) and as may be described on
Schedule 9 attached hereto, the Borrowers shall not, and shall cause each of the Restricted Subsidiaries not to, at any time engage in any material transaction with an Affiliate, or make an assignment or other transfer of any of their respective properties or assets to any Affiliate, unless such transaction (i) is determined by the board of directors of such Borrower or such Restricted Subsidiary to be in the best interests of such Borrower or such Restricted Subsidiary, and (ii) such transaction is on terms no less advantageous to such Borrower or such Restricted Subsidiary than would be the case if such transaction had been effected with a non-Affiliate.

        Section 7.17 Real Estate. Neither of the Borrowers nor any of the Restricted Subsidiaries shall purchase or become obligated to purchase any single parcel of real estate having a purchase price in excess of $500,000 except in compliance with Section 5.10.

        Section 7.18 ERISA Liabilities. The Borrowers shall not, and shall cause each of their respective Subsidiaries not to, (i) permit the assets of any of their respective Plans to be less than the amount necessary to provide all accrued benefits under such Plans on an ongoing basis, or (ii) enter into any Multiemployer Plan.

        Section 7.19 New Unrestricted Subsidiaries. Neither of the Borrowers shall form any direct Unrestricted Subsidiary of itself or any other Restricted Subsidiary unless it shall cause all of the stock of such new Unrestricted Subsidiary to be pledged to the Administrative Agent pursuant to the terms of the VoiceStream Pledge Agreement, the Omnipoint Pledge Agreement or the Subsidiary Pledge Agreement, as additional Collateral for the Obligations.

        Section 7.20 Limitation on Preferred Stock of Restricted Subsidiaries. Neither of the Borrowers shall permit any Restricted Subsidiary to create or issue any preferred stock except for (a) preferred stock issued to and held by a Borrower or any other Restricted Subsidiary, (b) preferred stock issued by a Person prior to the time such Person became a direct or indirect Restricted Subsidiary or (c) preferred stock issued by a Restricted Subsidiary, the proceeds of which are used to refinance any outstanding preferred stock of such Restricted Subsidiary (other than preferred stock held by a Borrower or another Restricted Subsidiary), with an aggregate liquidation preference not to exceed the liquidation preference of the preferred stock so refinanced, plus the amount of any financing fees and other expenses incurred in connection with such refinancing, and provided such refinancing preferred stock by its terms, or by the terms of the agreement or instrument pursuant to which such a preferred stock is issued, does not provide for payments of liquidation values at its stated maturity or by way of a sinking fund or by way of any mandatory redemption, defeasance, retirement or repurchase, prior to the stated maturity of the preferred stock being refinanced.

        Section 7.21 New Mexico Bond. Notwithstanding anything to the contrary contained herein, VoiceStream or one of its Subsidiaries may (a) continue to assume the obligations of Western Wireless Corporation pursuant to that certain Lease and Purchase Agreement dated as of March 1, 1997, between the City of Albuquerque, New Mexico and Western Wireless Corporation, (b) continue to hold one or more industrial revenue development bonds in an amount not to exceed $17,500,000 issued by the City of Albuquerque, New Mexico, in connection with a lease for a call center for the Borrowers and their respective Subsidiaries, provided that such industrial revenue bond or bonds shall be pledged as additional Collateral for the Obligations (collectively, the "New Mexico Bond") and (c) continue to assume any other obligations of Western Wireless Corporation in connection with the New Mexico Bond, and the performance of all such obligations in connection with the New Mexico Bond. The following shall apply with respect to the New Mexico Bond: (i) the continuing obligations of VoiceStream and its Subsidiaries arising pursuant to such agreements shall not constitute "Indebtedness" under Section 4.1(v) or under Section 7.1, or for purposes of determining compliance with the Financial Covenants or the Applicable Margin pursuant to Section 2.3(f), (ii) any Lien created or deemed to be existing pursuant to the Lease and Purchase Agreement referred to above shall be deemed to be a "Permitted Lien," and (iii) neither Section 5.10 nor Section 7.17 shall apply to the transactions contemplated by the New Mexico Bond.

                                   ARTICLE 8

                                     Default

        Section 8.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or non-governmental body:

               (a) Any representation or warranty made under this Agreement or any other Loan Document by either Borrower hereunder or thereunder shall prove to be incorrect or misleading in any material respect when made or deemed to be made pursuant to Section 4.2;

               (b) (i) Either Borrower shall default in the payment of any principal amount of the Loans, when and as it becomes due and payable; or (ii) either Borrower shall default in the payment of any interest, fees or other amounts payable to the Lenders, the Administrative Agent, or any of them, when due, and such Default shall not be cured by payment in full within three (3) Business Days;

               (c) Either Borrower hereunder shall default in the performance or observance of any agreement or covenant contained in Article 7 or Section 6.5(c);

               (d) Either Borrower hereunder shall default in the performance or observance of any other agreement or covenant contained in this Agreement not specifically referred to elsewhere in this Section 8.1, and such default shall not be cured within a period of thirty (30) days from the date of occurrence of such default, or, if later, the date on which an officer of such Borrower or such obligor knew or should have known of the occurrence of such default;

               (e) There shall occur any default in the performance or observance of any agreement or covenant or breach of any representation or warranty contained in any of the Loan Documents (other than this Agreement or as otherwise provided in this Section 8.1) by either of the Borrowers, any of their respective Restricted Subsidiaries, the Parent or any other obligor thereunder, which shall not be cured within a period of thirty (30) days from the occurrence of such default, or, if later, the date on which an officer of either Borrower or such obligor knew or should have known of the occurrence of such default;

               (f) There shall be entered and remain unstayed a decree or order for relief in respect of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities) under Title 11 of the United States Code as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official of the

Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities), or of any substantial part of their respective properties, or ordering the winding-up or liquidation of the affairs of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities); or an involuntary petition shall be filed against the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities) and a temporary stay entered, and (i) such petition and stay shall not be diligently contested, or (ii) such petition and stay shall continue undismissed for a period of forty-five (45) consecutive days;

               (g) The Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which is inactive) shall file a petition, answer or consent seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable Federal or state bankruptcy law or other similar law, or the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities) shall consent to the institution of proceedings thereunder or to the filing of any such petition or shall seek or consent to the appointment or taking of possession of a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities), or of any substantial part of their respective properties, or the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities) shall fail generally to pay their respective debts as they become due, or the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries (other than any Unrestricted Subsidiary which has no material assets or liabilities) shall take any action in furtherance of any such action;

               (h) A judgment shall be entered by any court against either of the Borrowers or any of their respective Restricted Subsidiaries for the payment of money which exceeds singly or in the aggregate with other such judgments, $5,000,000, or a warrant of attachment or execution or similar process shall be issued or levied against property of either of the Borrowers or any of their respective Restricted Subsidiaries which, together with all other such property of either of the Borrowers or any of their respective Restricted Subsidiaries subject to other such process, exceeds in value $5,000,000 in the aggregate, and if, within thirty (30) days after the entry, issue or levy thereof, such judgment, warrant or process shall not have been paid or discharged or stayed pending appeal, or if, after the expiration of any such stay, such judgment, warrant or process shall not have been paid or discharged;

               (i) There shall be at any time any "accumulated funding deficiency," as defined in ERISA or in Section 412 of the Code, with respect to any Plan maintained by either of the Borrowers or any of their respective Restricted Subsidiaries, or to which either of the Borrowers or any of their respective Restricted Subsidiaries has any liabilities, or any trust created thereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan; or PBGC shall institute proceedings to terminate any such Plan; or either of the Borrowers or any of their respective Restricted Subsidiaries shall incur any liability to PBGC in connection with the termination of any such Plan; or any Plan or trust created under any Plan of either of the Borrowers or any of their respective Restricted Subsidiaries shall engage in a "prohibited transaction" (as such term is defined in Section 406 of ERISA or Section 4975 of the Code) which would subject any such Plan, any trust created thereunder, any trustee or administrator thereof, or any party dealing with any such Plan or trust to the tax or penalty in any material amount on "prohibited transactions" imposed by Section 502 of ERISA or Section 4975 of the Code and, in each case, such event or condition, together with other such events or conditions, if any, would subject either of the Borrowers and their respective Restricted Subsidiaries to any tax, liability and penalty in excess of $5,000,000 in the aggregate;

               (j) There shall occur (i) any default under any Indebtedness (excluding intercompany Indebtedness) of the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Restricted Subsidiaries in an aggregate principal amount exceeding $5,000,000 at maturity or which default allows the holder of such Indebtedness to accelerate the maturity of such Indebtedness; or (ii) any default under any Interest Hedge Agreement of any such Persons having a notional principal amount of $5,000,000 or more;

               (k) The FCC shall deliver to either of the Borrowers or any of their respective Restricted Subsidiaries an order to show cause why an order of revocation should not be issued based upon any alleged attribution of alien ownership (within the meaning of 47 U.S.C. ss. 310(b) and any interpretation of the FCC thereunder) to either of the Borrowers or any of their respective Restricted Subsidiaries and such order shall not have been rescinded within sixty (60) days after such delivery, with respect to any material License;

               (l) One or more Licenses shall be terminated or revoked such that any of the Borrowers and the Subsidiaries are no longer able to operate the PCS System or any portion thereof and retain the revenue received therefrom or any such License shall fail to be renewed at the stated expiration thereof such that either of the Borrowers or any of their respective Subsidiaries are no longer able to operate the related PCS System or any portion thereof and retain the revenue received therefrom, except in the event that the termination or revocation is with respect to any License that is not material;

               (m) Any Security Document or any other Loan Document or any material provision thereof shall at any time and for any reason be declared by a court of competent jurisdiction to be null and void, or a proceeding shall be commenced by the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries, or by any governmental authority having jurisdiction over the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, either of the Borrowers or any of their respective Subsidiaries, seeking to establish the invalidity or unenforceability thereof (exclusive of questions of interpretation of any provision thereof), or the Parent, Omnipoint Holdco, Omnipoint Finance Holdco, or either of the Borrowers or any of their respective Restricted Subsidiaries shall deny that it has any liability or obligation for the payment of principal or interest or other obligations purported to be created under any Loan Document;

               (n) Any Security Document shall for any reason fail or cease to create a valid and first-priority Lien on or Security Interest in any material portion of the Collateral purported to be covered thereby, subject to any Permitted Lien, or any such Lien or Security Interest shall cease to be perfected, except if such failure results from the Administrative Agent's failure to file any UCC-3 continuation statement in the appropriate jurisdiction; or

               (o) There shall be a Change of Control, together with the affirmative vote of the Majority Lenders within ninety (90) days after the date on which such Change of Control has occurred, that such Change in Control, together with any results thereof, constitutes an Event of Default.

        Section 8.2 Remedies.

               (a) If an Event of Default specified in Section 8.1 (other than an Event of Default under Section 8.1(f) or Section 8.1(g)) shall have occurred and shall be continuing, the Administrative Agent, at the request of the Majority Lenders, shall formally declare that an Event of Default has occurred and (i) terminate the Revolving Loan Commitment and (ii) declare the principal of and interest on the Loans and all other amounts owed to the Lenders and the Administrative Agent under this Agreement and any other Obligations to be forthwith due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything in this Agreement or any other Loan Document to the contrary notwithstanding, and the Revolving Loan Commitment shall thereupon forthwith terminate and all such amounts shall be immediately due and payable.

               (b) Upon the occurrence and continuance of an Event of Default specified in Section 8.1(f) or Section 8.1(g), all principal, interest and other amounts due hereunder and all other Obligations, shall thereupon and concurrently therewith become due and payable and the Revolving Loan Commitment shall forthwith terminate and the principal amount of the Loans outstanding hereunder shall bear interest at the Default Rate, all without any action by the Administrative Agent, the Lenders or the Majority Lenders or any of them and without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or in the other Loan Documents to the contrary notwithstanding.

               (c) Upon acceleration of the Loans, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent and the Lenders shall have all of the post-default rights granted to them, or any of them, under the Loan Documents and under Applicable Law.

               (d) Upon acceleration of the Loans, as provided in subsection (a) or (b) of this Section 8.2, the Administrative Agent, upon request of the Majority Lenders, shall have the right to the appointment of a receiver for the properties and assets of the Borrowers and their Restricted Subsidiaries, both to operate and to sell such properties and assets, and the Borrowers, for themselves and their respective Restricted Subsidiaries, hereby consent to such right and such appointment and hereby waive any objection either of the Borrowers or any of their respective Restricted Subsidiaries may have thereto or the right to have a bond or other security posted by the Administrative Agent on behalf of the Lenders, in connection therewith. The rights of the Administrative Agent under this Section 8.2(d) shall be subject to its prior compliance with the

Communications Act and the FCC rules and policies promulgated thereunder to the extent applicable to the exercise of such rights.

               (e) The rights and remedies of the Administrative Agent and the Lenders hereunder shall be cumulative and not exclusive.

        Section 8.3 Implementation of CAM. On the CAM Exchange Date (but only if the Redemption Date has not yet occurred), the Lenders shall automatically and without further act be deemed to have exchanged interests in the Credit Facilities such that in lieu of the interest of each Lender in each Credit Facility in which it shall participate as of such date (including such Lender's interest in the principal, reimbursement, interest and other Designated Obligations of each Borrower in respect of each such Credit Facility), such Lender shall hold an interest in every one of the Credit Facilities (including the principal, reimbursement, interest and other Designated Obligations of each Borrower in respect of each such Credit Facility), whether or not such Lender shall previously have participated therein, equal to such Lender's CAM Percentage thereof. Each Lender and each Person acquiring a participation from any Lender as contemplated by Section 11.5 hereby consents and agrees to the CAM Exchange. Each Borrower agrees from time to time to execute and deliver to the Administrative Agent all such Notes and other instruments and documents as the Administrative Agent shall reasonably request to evidence and confirm the respective interests of the Lenders after giving effect to the CAM Exchange, and each Lender agrees to surrender any Notes originally received by it in connection with its Loans hereunder to the Administrative Agent against delivery of new Notes evidencing its interests in the Credit Facilities; provided, however, that the failure of any Borrower to execute or deliver or of any Lender to accept any such Note, instrument or document shall not affect the validity or effectiveness of the CAM Exchange.

                                   ARTICLE 9

                                    The Agent

        Section 9.1 Appointment and Authorization. Each Lender hereby irrevocably appoints and authorizes, and hereby agrees that it will require any transferee of any of its interest in its Loans irrevocably to appoint and authorize, the Administrative Agent to take such actions as its agent on its behalf and to exercise such powers hereunder and under the Security Documents as are delegated by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Neither the Administrative Agent nor any of its respective directors, officers, employees or agents shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith, except for its or their own gross negligence or willful misconduct.

        Section 9.2 Interest Holders. The Administrative Agent may treat each Lender, or the Person designated in the last notice filed with the Administrative Agent, whether under Section 11.1, Section 11.5, or otherwise hereunder, as the holder of all of the interests of such Lender in its Loans until written notice of transfer, signed by such Lender (or the Person designated in the last notice filed with the Administrative Agent) and by the Person designated in such written notice of transfer, in form and substance satisfactory to the Administrative Agent, shall have been filed with the Administrative Agent. The Administrative Agent shall keep a Register of all Lenders hereunder, as provided in Section 11.5.

        Section 9.3 Consultation with Counsel. The Administrative Agent and the Co-Syndication Agents may consult with Paul, Hastings, Janofsky & Walker LLP, special counsel to the Administrative Agent and to the Co-Syndication Agents, or with other legal counsel selected with due care and shall not be liable for any action taken or suffered by it in good faith in consultation with such counsel or at the direction of the Majority Lenders and in reasonable reliance on such consultations or direction.

        Section 9.4 Documents. Neither the Administrative Agent nor the Co-Syndication Agents shall be under any duty to examine, inquire into, or pass upon the validity, effectiveness or genuineness of this Agreement, any other Loan Document, or any other instrument, document or communication furnished pursuant hereto or in connection herewith, and the Administrative Agent and the Co-Syndication Agents shall be entitled to assume (absent knowledge to the contrary) that they are valid, effective and genuine, have been signed or sent by the proper parties and are what they purport to be.

        Section 9.5 Agents and Affiliates. Each of the Administrative Agent and the Co-Syndication Agents shall have the same rights and powers hereunder and under the other Loan Documents as any other Lender and Affiliates of such Persons and may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers, any of their respective Subsidiaries or any Affiliates of, or Persons doing business with, the Borrowers, as if they were not affiliated with such Persons and without any obligation to account therefor.

        Section 9.6 Responsibility of the Administrative Agent. The duties and obligations of the Administrative Agent under this Agreement and the Security Documents are only those expressly set forth in this Agreement and the Security Documents. The Administrative Agent shall be entitled to assume that no Default has occurred and is continuing unless it has actual knowledge, or has been notified by either Borrower, of such fact, or has been notified by a Lender in writing that such Lender considers that a Default has occurred and is continuing, and such Lender shall specify in detail the nature thereof in writing. The Administrative Agent shall not be liable hereunder for any action taken or omitted to be taken except for its own gross negligence or willful misconduct. The Administrative Agent shall provide promptly each Lender with copies of such documents received from either Borrower as such Lender may reasonably request.

        Section 9.7 Security Documents. The Administrative Agent, as collateral agent hereunder and under the Security Documents, is hereby authorized to act on behalf of the Lenders, in its own capacity and through other agents and sub-agents appointed by it with due care, under the Security Documents, provided that the Administrative Agent shall not agree to the release of any Collateral, or any property encumbered by any mortgage, pledge or security interests except in compliance with Section 11.12. In connection with its role as secured party with respect to the Collateral hereunder, the Administrative Agent shall act as collateral agent, for itself and for the ratable benefit of the Lenders, and such role as administrative agent shall be disclosed on all appropriate accounts, certificates, filings, mortgages, and other Collateral documentation.

        Section 9.8 Action by the Agents.

               (a) The Administrative Agent shall be entitled to use its discretion with respect to exercising or refraining from exercising any rights with which it may be vested and with respect to taking or refraining from taking any action or actions which it may be able to take under or in respect of, this Agreement, unless the Administrative Agent shall have been instructed by the Majority Lenders to exercise or refrain from exercising such rights or to take or refrain from taking such action; provided that the Administrative Agent shall not exercise any rights under Section 8.2(a) of this Agreement except upon the request of the Majority Lenders or of all the Lenders, where expressly required by this Agreement. The Administrative Agent and the Co-Syndication Agents shall incur no liability under or in respect of this Agreement with respect to anything which it may do or refrain from doing in the reasonable exercise of its judgment or which may seem to it to be necessary or desirable in the circumstances for the protection of the interests of the Lenders, except for its gross negligence or willful misconduct, or conduct in breach of this Agreement as determined by a final, non-appealable order of a court having jurisdiction over the subject matter.

               (b) The Administrative Agent shall not be liable to the Lenders or to any Lender in acting or refraining from acting under this Agreement or any other Loan Document in accordance with the instructions of the Majority Lenders or of all the Lenders, where expressly required by this Agreement, and any action taken or failure to act pursuant to such instructions shall be binding on all Lenders.

               (c) Notice of Default or Event of Default. In the event that the Administrative Agent or any Lender shall acquire actual knowledge, or shall have been notified, of any Default (other than through a notice by one party hereto to all other parties), the Administrative Agent or such Lender shall promptly notify the Administrative Agent, and the Administrative Agent shall take such action and assert such rights under this Agreement and the other Loan Documents as the Majority Lenders or all the Lenders, where expressly required by this Agreement, shall request in writing, and the Administrative Agent shall not be subject to any liability by reason of its acting pursuant to any such request. If the Majority Lenders shall fail to request the Administrative Agent to take action or to assert rights under this Agreement in respect of any Default within ten (10) days after their receipt of the notice of any Default from the Administrative Agent or any Lender, or shall request inconsistent action with respect to such Default, the Administrative Agent may, but shall not be required to, take such action and assert such rights (other than rights under Article 8) as it deems in its discretion to be advisable for the protection of the Lenders, except that, if the Majority Lenders have instructed the Administrative Agent not to take such action or assert such right, in no event shall the Administrative Agent act contrary to such instructions.

        Section 9.9 Responsibility Disclaimed. The Administrative Agent shall not be under any liability or responsibility whatsoever as Administrative Agent:

               (a) To either Borrower or any other Person as a consequence of any failure or delay in performance by or any breach by, any Lender or Lenders of any of its or their obligations under this Agreement;

               (b) To any Lender or Lenders, as a consequence of any failure or delay in performance by, or any breach by, (i) either Borrower of any of its obligations under this Agreement or any other Loan Document, or (ii) any Subsidiary of either Borrower or any other obligor under any other Loan Document; or

               (c) To any Lender or Lenders, for any statements, representations or warranties in this Agreement, or any other document contemplated by this Agreement or any other Loan Document, or any information provided pursuant to this Agreement, any other Loan Document, or any other document contemplated by this Agreement, or for the validity, effectiveness, enforceability or sufficiency of this Agreement, any other Loan Document, or any other document contemplated by this Agreement.

        Section 9.10 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Co-Syndication Agents (to the extent not reimbursed by the Borrowers) pro rata according to their percentage of the outstanding principal amount of the Loans and their Commitments from and against any and all liabilities, obligations, losses (other than in the event of a bankruptcy or out-of-court `work-out' of the Loans), damages, penalties, actions, judgments, suits, costs, expenses (including reasonable fees and expenses of experts, agents, consultants and counsel), or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent or a Co-Syndication Agent in any way relating to or arising out of its role as such under this Agreement, any other Loan Document, or any other document contemplated by this Agreement or any action taken or omitted by the Administrative Agent or such Co-Syndication Agent under this Agreement, any other Loan Document, or any other document contemplated by this Agreement in its role as Administrative Agent or Co-Syndication Agent, except that no Lender shall be liable to the Administrative Agent or such Co-Syndication Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, or disbursements resulting from the gross negligence or willful misconduct of the Administrative Agent or Co-Syndication Agent, as the case may be, as determined by a final, non-appealable order of a court having jurisdiction over the subject matter.

        Section 9.11 Credit Decision. Each Lender represents and warrants to each other Lender, to the Co-Syndication Agents, to each Arranger, and to the Administrative Agent that:

               (a) In making its decision to enter into this Agreement and to make its Advances it has independently taken whatever steps it considers necessary to evaluate the financial condition and affairs of the Borrowers and their respective Subsidiaries and that it has made an independent credit judgment, and that it has not relied upon the Administrative Agent, the Co-Syndication Agent, any Arranger, or any other Lender, or information provided by the Administrative Agent (other than information provided to the Administrative Agent by the Borrower and forwarded by the Administrative Agent to the Lenders); and

               (b) So long as any portion of the Obligations remains outstanding, it will continue to make its own independent evaluation of the financial condition and affairs of the Borrowers.

        Section 9.12 Successor Administrative Agent.

               (a) Resignation. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Lenders, and the Borrowers. Upon any such resignation, the Majority Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Majority Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as the Administrative Agent. The resignation of the Administrative Agent may not take effect until a successor Administrative Agent is appointed.

               (b) Removal. The Administrative Agent may be removed as Administrative Agent hereunder at any time by written notice given to it by Lenders holding not less than sixty-six and two-thirds percent (66-2/3%) of the sum of the Revolving Loan Commitment plus the outstanding principal balance of the Term Loans. Upon any such removal, such Lenders shall have the right to appoint a successor Administrative Agent, subject, at any such time as there is no Default hereunder, to the prior written consent of the Borrowers, such consent not to be unreasonably withheld or delayed. Any such successor Administrative Agent may be any Lender or a commercial bank organized under the laws of the United States of America or any political subdivision thereof which has combined capital and reserves in excess of $250,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, duties and obligations of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article shall continue in effect for its benefit in respect of any actions taken or to be taken by it while it was acting as the Administrative Agent.

        Section 9.13 Delegation of Duties. The Administrative Agent may execute any of its respective duties under the Loan Documents by or through agents or attorneys selected by it using reasonable care, and shall be entitled to advice of counsel concerning all matters pertaining to such duties.

        Section 9.14 Additional Agents. None of the Lenders or other entities identified on the facing page of, signature pages of or elsewhere in this Agreement as a Documentation Agent, Joint Book Manager, Co-Lead Arranger or Arranger shall have any right, power, obligation, liability, responsibility or duty under this Agreement or any other Loan Document other than those applicable to all Lenders as such. Without limiting the foregoing, none of the Lenders so identified shall have or be deemed to have any fiduciary relationship with any other Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other entities so identified in deciding to enter into this Agreement or any other Loan Document or in taking or not taking action hereunder or thereunder.

                                   ARTICLE 10

                             Change in Circumstances
                          Affecting Eurodollar Advances

        Section 10.1 Eurodollar Basis Determination Inadequate or Unfair. If with respect to any proposed Eurodollar Advance for any Interest Period, the Administrative Agent determines after consultation with the Lenders that deposits in Dollars (in the applicable amount) are not being offered to each of the Lenders in the relevant market for such Interest Period, the Administrative Agent shall forthwith give notice thereof to the Borrowers and the Lenders, whereupon until the Administrative Agent notifies the Borrowers that the circumstances giving rise to such situation no longer exist, the obligations of any affected Lender to make Eurodollar Advances shall be suspended.

        Section 10.2 Illegality. If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Lender to make, maintain or fund Eurodollar Advances, such Lender shall so notify the Administrative Agent, and the Administrative Agent shall forthwith give notice thereof to the other Lenders and the Borrowers. Before giving any notice to the Administrative Agent pursuant to this Section 10.2, such Lender shall designate a different lending office if such designation will avoid the need for giving such notice and will not, in the sole judgment of such Lender, be otherwise materially disadvantageous to such Lender. Upon receipt of such notice, notwithstanding anything contained in Article 2, the Borrowers shall repay in full the then outstanding principal amount of each Eurodollar Advance of such Lender, together with accrued interest thereon and any reimbursement required under Section 2.11, on either (a) the last day of the then current Interest Period applicable to such affected Eurodollar Advances if such Lender may lawfully continue to maintain and fund such Eurodollar Advances to such day or (b) immediately if such Lender may not lawfully continue to fund and maintain such affected Eurodollar Advances to such day. Concurrently with repaying each affected Eurodollar Advance of such Lender, notwithstanding anything contained in Article 2 or Article 3, the Borrowers may borrow a Base Rate Advance from such Lender, and such Lender shall make such Advance, if so requested, in an amount such that the outstanding principal amount held by such Lender shall equal its outstanding principal amount immediately prior to such repayment.

        Section 10.3 Increased Costs.

               (a) If after the date hereof, the adoption of any Applicable Law, or any change in any Applicable Law (whether adopted before or after the Agreement Date), or any interpretation or change in interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Lender with any directive (whether or not having the force of law) of any such authority, central bank or comparable agency:

               (1) shall subject any Lender to any tax, duty or other charge with respect to its obligation to make Eurodollar Advances, or shall change the basis of taxation of payments to any Lender of the principal of or interest on its Eurodollar Advances or in respect of any other amounts due under this Agreement, in respect of its Eurodollar Advances or its obligation to make Eurodollar Advances (except for changes in the rate or method of calculation of tax on the overall net income of such Lender); or

               (2) shall impose, modify or deem applicable any reserve (including, without limitation, any imposed by the Board of Governors of the Federal Reserve System, but excluding any included in an applicable Eurodollar Reserve Percentage), special deposit, capital adequacy, assessment or other requirement or condition against assets of, deposits with or for the account of, or commitments or credit extended by, any Lender or shall impose on any Lender or the London interbank borrowing market any other condition affecting its obligation to make Eurodollar Advances or its Eurodollar Advances;

and the result of any of the foregoing is to increase the cost to such Lender of making or maintaining any such Eurodollar Advances, or to reduce the amount of any sum received or receivable by such Lender under this Agreement with respect thereto, then, within five (5) days after demand by such Lender, the Borrowers agree to pay to such Lender such additional amount or amounts as will compensate such Lender for such increased costs. Each Lender will promptly notify the Borrowers and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section 10.3 and will designate a different lending office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the sole judgment of such Lender, be otherwise disadvantageous to such Lender.

               (b) Any Lender claiming compensation under this Section 10.3 shall provide the Borrowers with a written certificate setting forth the additional amount or amounts to be paid to it hereunder and calculations therefor in reasonable detail. Such certificate shall be presumptively correct, absent manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods. If any Lender demands compensation under this Section 10.3, the Borrowers may at any time, upon at least five (5) Business Days' prior notice to such Lender, prepay in full the then outstanding Eurodollar Advances of such Lender, together with accrued interest thereon to the date of prepayment, along with any reimbursement required under Section 2.11. Concurrently with prepaying such Eurodollar Advances, the Borrowers may borrow a Base Rate Advance from such Lender, and such Lender shall, if so requested, make such Advance in an amount such that the outstanding principal amount held by such Lender shall equal the outstanding principal amount immediately prior to such prepayment.

        Section 10.4 Effect On Other Advances. If notice has been given pursuant to Section 10.1, 10.2 or 10.3 suspending the obligation of any Lender to make Eurodollar Advances, or requiring Eurodollar Advances of any Lender to be repaid or prepaid, then, unless and until such Lender notifies the Borrowers that the circumstances giving rise to such repayment no longer apply, all Advances which would otherwise be made by such Lender as Eurodollar Advances affected shall, at the option of the Borrowers, be made instead as Base Rate Advances.

                                   ARTICLE 11

                                  Miscellaneous

        Section 11.1 Notices.

               (a) Unless otherwise specifically provided herein, all notices and other communications under this Agreement shall be in writing and shall be deemed to have been given three (3) days after deposit in the mail, designated as certified mail, return receipt requested, postage-prepaid, or one (1) Business Day after being entrusted to a reputable commercial overnight delivery service, or when sent by facsimile addressed to the party to which such notice is directed at its address determined as provided in this Section 11.1, except that notices under Article 2 shall be effective only upon receipt. All notices and other communications under this Agreement shall be given to the parties hereto at the following addresses:

                      (i)    If to the Borrowers, to them at:

                             VoiceStream
                             3650 131st Avenue, S.E.
                             Bellevue, Washington 98006
                             Attn: John Stanton
                             Chairman and Chief Executive Officer

                      with a copy to:

                             Friedman Kaplan & Seiler LLP
                             875 Third Avenue, 8th Floor
                             New York, New York 10022
                             Attn: Gregg S. Lerner, Esq.

                      and to:

                             Alan R. Bender, Esq.
                             General Counsel
                             VoiceStream
                             3650 131st Avenue, S.E.
                             Bellevue, Washington  98006

                      (ii)   If to the Administrative Agent, to it at:

                             Toronto Dominion (Texas), Inc.
                             909 Fannin, Suite 900
                             Houston, Texas 77010
                             Attn: Manager, Agency

                             with a copy to:

                             TD Securities (USA) Inc.
                             31 West 52nd Street
                             New York, New York 10019-6101
                             Attn: Managing Director,
                                   Communications Finance

                      and to:

                             Paul, Hastings, Janofsky & Walker LLP
                             600 Peachtree Street, Suite 2400
                             Atlanta, Georgia 30308-2222
                             Attn: Kevin Conboy, Esq.

                      (iii) If to the Co-Syndication Agents, the Arrangers, or the Lenders, to them at the addresses set forth beside their names on Schedule 1.

Copies shall be provided to Persons other than parties hereto only in the case of notices under Article 8.

               (b) Any party hereto may change the address to which notices shall be directed under this Section 11.1 by giving ten (10) days' written notice of such change to the other parties.

        Section 11.2 Expenses. VoiceStream will promptly pay, or reimburse or cause to be repaid or reimbursed:

               (a) all reasonable out-of-pocket expenses of the Administrative Agent, the Co-Syndication Agents, and the Arrangers in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents, and the transactions contemplated hereunder and thereunder and the making of the initial Advance hereunder (whether or not such Advance is made), including, but not limited to, the reasonable fees and disbursements of special counsel for the Administrative Agent and its Affiliates and the Co-Syndication Agents, which shall be Paul, Hastings, Janofsky & Walker LLP, and for any additional local or regulatory counsel to the Administrative Agent and the Co-Syndication Agents (provided that notice of the employment of any such counsel is provided to the Borrowers);

               (b) all reasonable out-of-pocket expenses of the Administrative Agent in connection with the administration of the transactions contemplated in this Agreement or the other Loan Documents, the restructuring and "work out" of such transactions, and the preparation, negotiation, execution and delivery of any waiver, amendment or consent by the Administrative Agent and the Lenders relating to this Agreement or the other Loan Documents, including, but not limited to, the reasonable fees and disbursements of any experts, agents or consultants and of special counsel for the Administrative Agent and the Arrangers, but excluding any assignment fee pursuant to Section 11.5(c); and

               (c) all out-of-pocket costs and expenses of obtaining performance under this Agreement or the other Loan Documents and all out-of-pocket costs and expenses of collection if an Event of Default occurs in payment of the Obligations which in each case shall include reasonable fees and out-of-pocket expenses of special counsel for the Administrative Agent and the Co-Syndication Agents.

        Section 11.3 Waivers. The rights and remedies of the Administrative Agent and the Lenders under this Agreement and the other Loan Documents shall be cumulative and not exclusive of any rights or remedies which they would otherwise have. No failure or delay by the Administrative Agent or the Lenders, or any of them, in exercising any right, shall operate as a waiver of such right. The Administrative Agent and the Lenders expressly reserve the right to require strict compliance with the terms of this Agreement in connection with any future funding of a request for an Advance. In the event the Lenders decide to fund an Advance at a time when the Borrowers are not in strict compliance with the terms of this Agreement, such decision by the Lenders shall not be deemed to constitute an undertaking by the Lenders to fund any further Advances or preclude the Lenders and the Administrative Agent from exercising any rights available under the Loan Documents or at law or equity. Any waiver or indulgence granted by the Administrative Agent, the Lenders or the Majority Lenders shall not constitute a modification of this Agreement, except to the extent expressly provided in such waiver or indulgence, or constitute a course of dealing at variance with the terms of this Agreement such as to require further notice of their intent to require strict adherence to the terms of this Agreement in the future.

        Section 11.4 Set-Off. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent and the Lenders are hereby authorized by the Borrowers at any time or from time to time, without notice to the Borrowers or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, time or demand, including, but not limited to, Indebtedness evidenced by certificates of deposit, in each case whether matured or unmatured) and any other Indebtedness at any time held or owing by any Lender or the Administrative Agent to or for the credit or the account of either of the Borrowers or any of the Restricted Subsidiaries against and on account of the Obligations irrespective of whether
(a) any Lender or the Administrative Agent shall have made any demand hereunder or (b) the

Administrative Agent shall have declared the principal of and interest on the Loans and other amounts due hereunder to be due and payable as permitted by
Section 8.2 and although such Obligations or any of them, shall be contingent or unmatured; provided, however, that prior to the Redemption Date no deposits of members of the Omnipoint Group may be set off or applied to Obligations other than the Omnipoint Obligations. Upon direction by the Administrative Agent with the consent of the Majority Lenders, each Lender holding deposits of either of the Borrowers or any of the Restricted Subsidiaries shall exercise its set-off rights as so directed.

        Section 11.5 Assignment.

               (a) The Borrowers may not assign or transfer any of their respective rights or obligations hereunder without the prior written consent of each of the Lenders.

               (b) Each Lender may enter freely into participation agreements with respect to or otherwise grant participations in its Loans to one or more banks or other lenders or financial institutions; provided, however, that (i) such Lender's obligations hereunder shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participant shall not be entitled by the benefit of its participation to vote or otherwise take action under this Agreement or any other Loan Document, except with respect to the matters referred to in items
(a), (b), (c), (d), (e), (f) and (g) of Section 11.12, and (iv) the Borrowers (unless there exists at the time of such participation an Event of Default hereunder) shall have the right to consent to a proposed participant (such consent not to be unreasonably withheld or delayed) and shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations hereunder.

               (c) Each Lender may (x) sell or assign up to one hundred percent (100%) of its rights hereunder and under the other Loan Documents to any Federal Reserve Bank without limitation; and (y) sell or assign up to one hundred percent (100%) of its rights hereunder and under the other Loan Documents to any other Person on an assignment basis, provided that (A) (i) such assignment is to an Affiliate of the assignor, an Approved Fund, another Lender, or any Conduit Lender, or (ii) the Borrowers (unless there exists at the time of such assignment an Event of Default hereunder) and the Administrative Agent have given their prior written consent to the proposed assignee of a Lender hereunder, which consents shall not be unreasonably delayed or withheld, provided that such consents may be reasonably withheld if the proposed assignee is subject to withholding tax of the sort referred to in Section 2.14, (B) in the case of assignments of the Revolving Loan Commitment and the Revolving Loans, the assignee assumes a pro rata share of the assignor Lender's obligations thereunder determined by the percentage of the Revolving Loan Commitment assigned for the period from the date of the assignment through the Initial Maturity Date, but such assignor Lender need not assign its Term A Loans or Term B Loans on a pro rata basis with the Revolving Loan Commitment and the Revolving Loans, and (C) each such assignment shall be in a principal amount of not less than the lesser of (I) the entire amount of such Lender's interest hereunder or (II) in the case of assignments of the Revolving Loan Commitment, the Revolving Loans or the Term A Loans, $5,000,000, and in the case of the Term B Loans, $1,000,000, unless an assignment is from one Lender to another, or to an Affiliate of another Lender, or to an Approved Fund, or to a Conduit Lender in which case there shall be no minimum assignment amount or unless the Administrative Agent and the Borrowers otherwise consent to a lesser amount. Each Lender who sells or assigns a portion of its Loans pursuant hereto shall pay to the Administrative Agent an assignment fee of $3,500 with respect to each assignment, such fee to be paid to the Administrative Agent not later than the effective date of the assignment of the Loan relating thereto; provided however, that no such fee shall be payable in the case of an assignment to another Lender or an Affiliate of a Lender; and provided, further that, in the case of contemporaneous assignments by a Lender to more than one fund managed by the same investment advisor (which funds are not then Lenders hereunder), only a single such $3,500 fee shall be payable for all such contemporaneous assignments. All assignments by any of the Lenders of any interests hereunder shall be made pursuant to an Assignment and Assumption Agreement substantially in the form attached hereto as Exhibit U. Each Lender may provide any proposed participant or assignee with confidential information provided to such Lender regarding the Borrowers and their respective Subsidiaries on a confidential basis, and such participant or assignee shall agree to maintain such confidentiality. Further, each permitted assignee of any portion of the Loans shall be entitled to the benefits of Sections 2.11 and 2.13 and Article 10 and all other provisions hereof and of the other Loan Documents as a 'Lender' hereunder.

               (d) The Administrative Agent, acting for this purpose as an agent of the Borrowers, shall maintain a copy of each Assignment and Assumption Agreement delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and the principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive, absent manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection at the offices of the Administrative Agent by the Borrowers or any Lender, at any reasonable time during normal business hours and from time to time upon reasonable prior notice. Upon the Administrative Agent's receipt of a duly completed Assignment and Assumption Agreement executed by an assigning Lender and an assignee Lender, the assignee's completed administrative questionnaire (unless the assignee is already a Lender), the fee referred to in Section 11.5(c) above, and any written consent to such assignment required by such subsection, the Administrative Agent shall accept such Assignment and Assumption Agreement and record the information contained therein in the Register. No assignment shall be effected for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

               (e) Notwithstanding anything to the contrary contained in this
Section 11.5, any Lender that is a fund that invests in bank loans may pledge all or a portion of its rights in connection with this Agreement to the trustee or other agent for holders of obligations owed, or securities issued, by such fund as security for such obligations or securities, provided that any foreclosure or other exercise of remedies by such trustee shall be subject, in all respects, to the provisions of this Section 11.5 regarding assignments. No pledge described in the immediately preceding sentence shall release any such Lender from its obligations hereunder.

               (f) Except as specifically set forth in Section 11.5(b), nothing in this Agreement, expressed or implied, is intended to or shall confer on any Person other than the respective parties hereto and thereto and their successors and assignees permitted hereunder and thereunder any benefit or any legal or equitable right, remedy or other claim under this Agreement or any Notes.

               (g) The provisions of this Section 11.5 shall not apply to any purchase of participations among the Lenders pursuant to Section 2.12.

        Section 11.6 Accounting Principles. Except as set forth in the following sentence, references in this Agreement to GAAP shall be to such principles as in effect from time to time, and all accounting terms used herein without definition shall be used as defined under GAAP. All references to EBITDA, Adjusted EBITDA, Fixed Charges, Debt Service, Senior Debt and Cash Interest Expense and other such terms shall be deemed, unless otherwise specified, to refer to the financial performance of the Borrowers, on a combined basis in accordance with GAAP, consistently applied, with the financial statements of each Borrower being prepared on a consolidated basis with its own Subsidiaries in accordance with GAAP, consistently applied.

        Section 11.7 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument.

        Section 11.8 Governing Law. This Agreement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed in New York. If any action or proceeding shall be brought by the Administrative Agent or any Lender in order to enforce any right or remedy under this Agreement, each Borrower hereby consents and will, and each Borrower will cause its Subsidiaries to, submit to the jurisdiction of any state or federal court of competent jurisdiction sitting within the area comprising the Southern District of New York on the date of this Agreement. Each Borrower, for itself and on behalf of its Subsidiaries, hereby agrees that service of the summons and complaint and all other process which may be served in any such suit, action or proceeding may be effected by mailing by registered mail a copy of such process to the offices of the Borrowers at the address given in Section 11.1 and that personal service of process shall not be required. Nothing herein shall be construed to prohibit service of process by any other method permitted by law or the bringing of any suit, action or proceeding in any other jurisdiction. Each Borrower agrees that final judgment in such suit, action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by Applicable Law.

        Section 11.9 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof in that jurisdiction or affecting the validity or enforceability of such provision in any other jurisdiction.

        Section 11.10 Interest.

               (a) In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by Applicable Law, and in the event any such payment is inadvertently made by either Borrower or inadvertently received by any Lender, then such excess sum shall be credited as a payment of principal, unless the applicable Borrower shall notify the Administrative Agent or such Lender in writing that it elects to have such excess returned forthwith. It is the express intent hereof that the Borrowers not pay and the Lenders not receive, directly or indirectly in any manner whatsoever, interest in excess of that which may legally be paid by the Borrowers under Applicable Law.

               (b) Notwithstanding the use by the Lenders of the Base Rate, the Federal Funds Rate, and the Eurodollar Rate as reference rates for the determination of interest on the Loans, the Lenders shall be under no obligation to obtain funds from any particular source in order to charge interest to the Borrowers at interest rates related to such reference rates.

        Section 11.11 Table of Contents and Headings. The Table of Contents and the headings of the various subdivisions used in this Agreement are for convenience only and shall not in any way modify or amend any of the terms or provisions hereof, nor be used in connection with the interpretation of any provision hereof.

        Section 11.12 Amendment and Waiver. Neither this Agreement nor any other Loan Document (other than Interest Hedge Agreements) nor any term hereof or thereof may be amended orally, nor may any provision hereof or thereof be waived orally but only by an instrument in writing signed by (or, in the case of Security Documents executed by the Administrative Agent for itself and on behalf of the Lenders, signed by the Administrative Agent and approved by) the Majority Lenders and, in the case of an amendment, by the Borrowers, except that (i) any amendment to this Agreement or the other Loan Documents to effectuate the Incremental Facility or the Vendor Facility as contemplated by Section 2.1(d) or
(e) shall only require the consent of the Borrowers, the Administrative Agent (to the extent required to assure that the amendments contemplated by Sections 2.1(d) and (e) are property effected) and the Lenders providing the Incremental Facility or the Vendor Facility, as the case may be and (ii) except as set forth in clause (i) of this Section, in the event of (a) any increase in the amount of the Revolving Loan Commitment, (b) any delay or extension in the terms of repayment or the scheduled reduction of the Revolving Loan Commitment or change in the order of application of repayment of the Loans provided in Section 2.4 or
Section 2.8, (c) any reduction in principal, interest or fees due hereunder or postponement of the payment thereof, (d) any release of all or substantially all of the Collateral for the Loans other than in connection with a sale or disposition otherwise permitted hereunder, or any failure to take Collateral to which the Lenders are otherwise entitled pursuant to Section 5.13 or 5.14, (e) any waiver of any Default due to the failure by either Borrower to pay any sum due to any of the Lenders hereunder, (f) any release of any Guaranty (or any guarantor thereunder) of all or any portion of the Obligations, except in connection with a merger, sale or other disposition otherwise permitted hereunder, or (g) any amendment of this Section 11.12, or of the percentage of Lenders set forth in the definition of Majority Lenders, or of any portion of Sections 2.10, 2.12 or 5.11 as they relate to the relative priority of payment among the Obligations, or any other provision of this Agreement or any of the other Loan Documents specifically requiring the consent or approval of each of the Lenders, any amendment or waiver or consent may be made only by an instrument in writing signed by (or, in the case of Security Documents executed by the Administrative Agent for itself and on behalf of the Lenders, signed by the Administrative Agent and approved by) each of the Lenders (or, in the case of any amendment to Section 2.8 referred to in clause (b) above, by the Majority Lenders and a majority in interest of each class of Loans adversely affected thereby) and, in the case of an amendment, by the Borrowers. Any amendment to any provision hereunder governing the rights, obligations, or liabilities of the Administrative Agent in its capacity as such, may be made only by an instrument in writing signed by the Administrative Agent and by each of the Lenders.

        Section 11.13 Entire Agreement. Except as otherwise expressly provided herein, this Agreement and the other documents described or contemplated herein embody the entire agreement and understanding among the parties hereto and thereto and supersede all prior agreements and understandings relating to the subject matter hereof and thereof.

        Section 11.14 Other Relationships. No relationship created hereunder or under any other Loan Document shall in any way affect the ability of the Administrative Agent or its Affiliates and each Lender or its respective Affiliates to enter into or maintain business relationships with the Borrowers or any of their respective Affiliates beyond the relationships specifically contemplated by this Agreement and the other Loan Documents.

        Section 11.15 Directly or Indirectly. If any provision in this Agreement refers to any action taken or to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person, whether or not expressly specified in such provision.

        Section 11.16 Reliance on and Survival of Various Provisions. All covenants, agreements, statements, representations and warranties made herein or in any certificate delivered pursuant hereto (i) shall be deemed to have been relied upon by the Administrative Agent and each of the Lenders notwithstanding any investigation heretofore or hereafter made by them, and (ii) shall survive the execution and delivery of this Agreement and shall continue in full force and effect so long as any of the Obligations remains outstanding and unpaid. Any right to indemnification hereunder, including, without limitation, rights pursuant to Sections 2.11, 2.13, 5.11, 9.10, 10.3 and 11.2, shall survive the termination of this Agreement and the payment and performance of all other Obligations.

        Section 11.17 Senior Debt. The Indebtedness of the Borrowers evidenced by this Agreement and any Notes is secured by the Security Documents and is intended by the parties hereto to be in parity with the Interest Hedge Agreements in effect from time to time between the Borrowers and any Lender and senior in right of payment to all other Indebtedness for Money Borrowed of the Borrowers.

        Section 11.18 Obligations Several. The obligations of the Administrative Agent and each of the Lenders hereunder are several, not joint.

        Section 11.19 Confidentiality. The Lenders shall hold all non-public, proprietary or confidential information (which has been identified as such by the Borrowers and which shall include without limitation all information delivered pursuant to Section 6.4(c), 6.4(e) or 7.6(c)(ii)) obtained pursuant to the requirements of this Agreement in accordance with their customary procedures for handling confidential information of this nature and in accordance with safe and sound banking and investment practices; however, the Lenders may make disclosure of any such information to their examiners, Affiliates, internal and outside auditors, investment advisors, counsel, consultants, appraisers and other professional advisors, and, with respect to certain Lenders whose portfolio may be reviewed in connection with the issuance of credit ratings, to the National Association of Insurance Commissioners or any similar organization or nationally recognized rating agency requiring access to such information, in connection with this Agreement or as reasonably required by any proposed syndicate member or any proposed transferee or participant in connection with the contemplated transfer of any Obligations or participation therein or as required or requested by any governmental authority or representative thereof or in connection with the enforcement hereof or of any Loan Document or related document or pursuant to legal process or with respect to any litigation between or among the Borrowers and any of the Lenders, in each case so long as such recipient is advised that by acceptance of such information it agrees to comply with the provisions of this Section 11.19. In no event shall any Lender be obligated or required to return any materials furnished to it by the Borrowers. In addition, the Lenders may make disclosure of such information to any direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisors (so long as such contractual counterparty or professional advisors to such contractual counterparty agrees to be bound by the provisions of this
Section 11.19). In the event that, pursuant to Section 6.4(c), 6.4(e) or 7.6(c)(ii), the Borrowers are required to furnish the Lenders with projections, with respect to any Lender that has not delivered to the Administrative Agent a Request and Confidentiality Agreement, in substantially the form attached hereto as Exhibit V, the Borrowers may require that such Lender deliver such a Request and Confidentiality Agreement to the Administrative Agent prior to their delivery of projections to such Lender. The foregoing provisions shall not apply to a Lender or other recipient with respect to information that (i) is or becomes generally available to the public (other than through a breach of this Section 11.19 by such Lender or other recipient), (ii) is already in the possession of such Lender or other recipient on a nonconfidential basis, or
(iii) comes into the possession of or is independently developed by such Lender or other recipient in a manner not known to such Lender or other recipient to involve a breach of a duty of confidentiality owing to the Borrowers.

                                   ARTICLE 12

                              Waiver of Jury Trial

        Section 12.1 Waiver of Jury Trial. EACH BORROWER, FOR ITSELF AND ON BEHALF OF ITS SUBSIDIARIES, AND THE ADMINISTRATIVE AGENT, AND EACH OF THE LENDERS, HEREBY AGREE TO WAIVE AND HEREBY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY COURT AND IN ANY ACTION OR PROCEEDING OF ANY TYPE IN WHICH THE BORROWERS, ANY OF THEIR RESPECTIVE SUBSIDIARIES, ANY OF THE LENDERS, OR THE ADMINISTRATIVE AGENT, OR ANY OF THEIR RESPECTIVE SUCCESSORS OR ASSIGNS, IS A PARTY, AS TO ALL MATTERS AND THINGS ARISING DIRECTLY OR INDIRECTLY OUT OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first appearing above.

BORROWERS                        VOICESTREAM PCS HOLDING L.L.C., A DELAWARE
                                 LIMITED LIABILITY COMPANY


                                 By:      /s/ Brian Kirkpatrick
                                     ------------------------------------------
                                 Name:    Brian Kirkpatrick
                                        ---------------------------------------
                                 Title:   Authorized Signatory
                                        ---------------------------------------

                                 Attest:  /s/ Lee A. Tostevin
                                         --------------------------------------
                                 Name:    Lee A. Tostevin
                                       ----------------------------------------
                                 Title:   Assistant Secretary
                                        ---------------------------------------


                                 OMNIPOINT FINANCE, LLC, A DELAWARE LIMITED
                                 LIABILITY COMPANY

                                 By:      /s/ Brian Kirkpatrick
                                     ------------------------------------------
                                 Name:    Brian Kirkpatrick
                                       ----------------------------------------
                                 Title:   Authorized Signatory
                                        ---------------------------------------

                                 Attest:  /s/ Lee A. Tostevin
                                         --------------------------------------
                                 Name:    Lee A. Tostevin
                                       ----------------------------------------
                                 Title:   Assistant Secretary
                                        ---------------------------------------


CO-SYNDICATION
AGENTS, JOINT BOOK
MANAGERS AND
CO-LEAD ARRANGERS:               CHASE SECURITIES INC.

                                 By:     /s/ Marian N. Schulman
                                     ------------------------------------------
                                 Name:   Marian N. Schulman
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 BANC OF AMERICA SECURITIES LLC

                                 By:     /s/ Douglas S. Stuart
                                     ------------------------------------------
                                 Name:   Douglas S. Stuart
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

ADMINISTRATIVE
AGENT:                           TORONTO DOMINION (TEXAS), INC.

                                 By:     /s/ Jeffery R. Lents
                                     ------------------------------------------
                                 Name:   Jeffrey R. Lents
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

DOCUMENTATION
AGENT:                           GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By:     /s/ Edward C. Forst
                                     ------------------------------------------
                                 Name:   Edward C. Forst
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------


ARRANGERS:                       CHASE SECURITIES INC.

                                 By:     /s/ Marian N. Schulman
                                     ------------------------------------------
                                 Name:   Marian N. Schulman
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 BANC OF AMERICA SECURITIES LLC

                                 By:     /s/ Douglas S. Stuart
                                     ------------------------------------------
                                 Name:   Douglas S. Stuart
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

                                 TD SECURITIES (USA) INC.

                                 By:     /s/ M. Bernadette Collins
                                     ------------------------------------------
                                 Name:   M. Bernadette Collins
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By:     /s/ Edward C. Forst
                                     ------------------------------------------
                                 Name:   Edward C. Forst
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------


                                 BARCLAYS CAPITAL

                                 By:     /s/ Timothy C. Harrington
                                     ------------------------------------------
                                 Name:   Timothy C. Harrington
                                       ----------------------------------------
                                 Title:  Director
                                        ---------------------------------------

                                 SG COWEN

                                 By:     /s/ Robert G. Robin
                                     ------------------------------------------
                                 Name:   Robert G. Robin
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

LENDERS:                         THE CHASE MANHATTAN BANK

                                 By:     /s/ Marian N. Schulman
                                     ------------------------------------------
                                 Name:   Marian N. Schulman
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 BANK OF AMERICA, N.A.

                                 By:     /s/ Derrick C. Bell
                                     ------------------------------------------
                                 Name:   Derrick C. Bell
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 TORONTO DOMINION (TEXAS), INC.

                                 By:     /s/ Jeffery R. Lents
                                     ------------------------------------------
                                 Name:   Jeffery R. Lents
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 GOLDMAN SACHS CREDIT PARTNERS L.P.

                                 By:     /s/ Edward C. Frost
                                     ------------------------------------------
                                 Name:   Edward C. Frost
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------


                                 BARCLAYS BANK PLC

                                 By:     /s/ Timothy C. Harrington
                                     ------------------------------------------
                                 Name:   Timothy C. Harrington
                                       ----------------------------------------
                                 Title:  Director
                                        ---------------------------------------

                                 SOCIETE GENERALE

                                 By:     /s/ Robert G. Robin
                                     ------------------------------------------
                                 Name:   Robert G. Robin
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 ABN-AMRO BANK N.V.

                                 By:     /s/ David C. Carrington
                                     ------------------------------------------
                                 Name:   David C. Carrington
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 By:     /s/ Ann Schwalbenberg
                                     ------------------------------------------
                                 Name:   Ann Schwalbenberg
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 BANKERS TRUST COMPANY

                                 By:     /s/ G. Andrew Keith
                                     ------------------------------------------
                                 Name:   G. Andrew Keith
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 THE BANK OF NOVA SCOTIA

                                 By:     /s/ Vincent J. Fitzgerald, Jr.
                                     ------------------------------------------
                                 Name:   Vincent J. Fitzgerald, Jr.
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 DRESDNER BANK AG, NEW YORK AND
                                 GRAND CAYMAN BRANCHES

                                 By:     /s/ Jane A. Majeski
                                     ------------------------------------------
                                 Name:   Jane A. Majeski
                                       ----------------------------------------
                                 Title:  First Vice President
                                        ---------------------------------------

                                 By:     /s/ Constance Loosemore
                                     ------------------------------------------
                                 Name:   Constance Loosemore
                                       ----------------------------------------
                                 Title:  Assistant Vice President
                                        ---------------------------------------

                                 WESTDEUTSCHE LANDESBANK
                                 GIROZENTRALE, NEW YORK BRANCH

                                 By:     /s/ Michael J. Wynne
                                     ------------------------------------------
                                 Name:   Michael J. Wynne
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

                                 By:     /s/ Michael D. Peist
                                     ------------------------------------------
                                 Name:   Michael D. Peist
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 CREDIT LYONNAIS NEW YORK BRANCH

                                 By:     /s/ Jeremy Horn
                                     ------------------------------------------
                                 Name:   Jeremy Horn
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 THE BANK OF NEW YORK

                                 By:     /s/ Gerry Granovsky
                                    -------------------------------
                                 Name:   Gerry Granovsky
                                      -----------------------------
                                 Title:  Vice President
                                       ----------------------------

                                 FLEET NATIONAL BANK

                                 By:     /s/ Christine M. Campanelli
                                     ------------------------------------------
                                 Name:   Christine M. Campanelli
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 UNION BANK OF CALIFORNIA, N.A.

                                 By:     /s/ Keith M. Wilson
                                     ------------------------------------------
                                 Name:   Keith M. Wilson
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 COOPERATIEVE CENTRALE RAIFFEISEN-
                                 BOERENLEENBANK B.A., "RABOBANK INTERNATIONAL", NEW YORK BRANCH

                                 By:     /s/ Alan E. McLintock
                                     ------------------------------------------
                                 Name:   Alan E. McLintock
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 By:     /s/ Nancy J. O'Connor
                                     ------------------------------------------
                                 Name:   Nancy J. O'Connor
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 KREDITANSTALT FUR WIEDERAUFBAU

                                 By:     /s/ Dr. Rolf-Hans Gebauer
                                     ------------------------------------------
                                 Name:   Dr. Rolf-Hans Gebauer
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 By:     /s/ Holger Weiss
                                     ------------------------------------------
                                 Name:   Holger Weiss
                                       ----------------------------------------
                                 Title:  Senior Project Manager
                                        ---------------------------------------

                                 ALLFIRST BANK

                                 By:     /s/ Christopher L. Smith
                                     ------------------------------------------
                                 Name:   Christopher L. Smith
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 BANCA COMMERCIALE ITALIANA, NEW YORK BRANCH

                                 By:     /s/ E. Bermant
                                     ------------------------------------------
                                 Name:   E. Bermant
                                       ----------------------------------------
                                 Title:  FVP/Deputy Manager
                                        ---------------------------------------

                                 By:     /s/ Charles Dougherty
                                     ------------------------------------------
                                 Name:   C. Dougherty
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 BANK OF CHINA, LOS ANGELES BRANCH

                                 By:     /s/ Luo, Xiaoming
                                     ------------------------------------------
                                 Name:   Luo, Xiaoming
                                       ----------------------------------------
                                 Title:  Branch Manager
                                        ---------------------------------------

                                 THE GOVERNOR AND COMPANY OF THE
                                 BANK OF SCOTLAND

                                 By:     /s/ Bill Hethorington
                                     ------------------------------------------
                                 Name:   Bill Hethorington
                                       ----------------------------------------
                                 Title:  Director
                                        ---------------------------------------

                                 CIBC, INC.

                                 By:     /s/ Michele E. Roller
                                     ------------------------------------------
                                 Name:   Michele E. Roller
                                       ----------------------------------------
                                 Title:  Executive Director, CIBC World Markets
                                        ---------------------------------------
                                         Corp. As Agent
                                        ---------------------------------------

                                 CIT GROUP/EQUIPMENT FINANCING, INC.

                                 By:     /s/ Russell Hanley
                                     ------------------------------------------
                                 Name:   R. Hanley
                                       ----------------------------------------
                                 Title:  Senior Credit Analyst
                                        ---------------------------------------

                                 EXPORT DEVELOPMENT CORPORATION

                                 By:     /s/ Gary Nevison
                                     ------------------------------------------
                                 Name:   Gary Nevison
                                       ----------------------------------------
                                 Title:  Financial Services Manager - Project
                                         Finance
                                        ---------------------------------------

                                 By:     /s/ Roman Chomyn
                                     ------------------------------------------
                                 Name:   Roman Chomyn
                                       ----------------------------------------
                                 Title:  Financial Services Manager - Telecom
                                         Team
                                        ---------------------------------------

                                 FIRST UNION NATIONAL BANK

                                 By:      /s/ Douglas E. Blackman
                                     ------------------------------------------
                                 Name:    Douglas E. Blackman
                                       ----------------------------------------
                                 Title:   Vice President
                                        ---------------------------------------

                                 GECAPITAL SERVICES - STRUCTURED FINANCE GROUP

                                 By:     /s/ William D. Strittmatter
                                     ------------------------------------------
                                 Name:   William D. Strittmatter
                                       ----------------------------------------
                                 Title:  Vice-President
                                        ---------------------------------------

                                 IBM CREDIT CORPORATION

                                 By:     /s/ Ronald J. Bachner
                                     ------------------------------------------
                                 Name:   Ronald J. Bachner
                                       ----------------------------------------
                                 Title:  Manager, Commercial & Specialty
                                         Financing, Americas
                                        ---------------------------------------

                                 LEONIA CORPORATE BANK PLC

                                 By:     /s/ Jukka Hakkila
                                     ------------------------------------------
                                 Name:   Jukka Hakkila
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 MERITA BANK PLC

                                 By:     /s/ Charles J. Lansdown
                                     ------------------------------------------
                                 Name:   Charles J. Lansdown
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 By:     /s/ Andrew Carstensen
                                     ------------------------------------------
                                 Name:   Andrew Carstensen
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 THE MITSUBISHI TRUST AND BANKING
                                 CORPORATION

                                 By:     /s/ Beatrice E. Kossodo
                                     ------------------------------------------
                                 Name:   Beatrice E. Kossodo
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 NATIONAL CITY BANK

                                 By:     /s/ Liz Brosky
                                     ------------------------------------------
                                 Name:   Liz Brosky
                                       ----------------------------------------
                                 Title:  Corporate Banking Officer
                                        ---------------------------------------

                                 PNC BANK, NATIONAL ASSOCIATION

                                 By:     /s/ Thomas A. Coates
                                     ------------------------------------------
                                 Name:   Thomas A. Coates
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 SKANDINAVISKA ENSKILDA BANKEN,
                                 NEW YORK BRANCH

                                 By:     /s/ B. Montemurro
                                     ------------------------------------------
                                 Name:   B. Montemurro
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 By:     /s/ Lars Nyborn
                                     ------------------------------------------
                                 Name:   Lars Nyborn
                                       ----------------------------------------
                                 Title:  Assistant Vice President
                                        ---------------------------------------

                                 U.S. BANK NATIONAL ASSOCIATION

                                 By:     /s/ Thomas G. Gunder
                                     ------------------------------------------
                                 Name:   Thomas G. Gunder
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 VAN KAMPEN PRIME RATE INCOME TRUST
                                 BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                 By:     /s/ Darvin D. Pierce
                                     ------------------------------------------
                                 Name:   Darvin D. Pierce
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 VAN KAMPEN SENIOR FLOATING RATE FUND
                                 BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                 By:     /s/ Darvin D. Pierce
                                     ------------------------------------------
                                 Name:   Darvin D. Pierce
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 VAN KAMPEN SENIOR INCOME TRUST
                                 BY: VAN KAMPEN INVESTMENT ADVISORY CORP.

                                 By:     /s/ Darvin D. Pierce
                                     ------------------------------------------
                                 Name:   Darvin D. Pierce
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 DEBT STRATEGIES FUND, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 DEBT STRATEGIES FUND II, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 DEBT STRATEGIES FUND, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 SENIOR HIGH INCOME PORTFOLIO, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                                 By:     /s/ Andrew C. Liggio
                                     ------------------------------------------
                                 Name:   Andrew C. Liggio
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                         PILGRIM PRIME RATE TRUST
                         BY: PILGRIM INVESTMENTS, INC. AS ITS INVESTMENT MANAGER

                         By:     /s/ Robert L. Wilson
                             ---------------------------------------------------
                         Name:   Robert L. Wilson
                               -------------------------------------------------
                         Title:  Vice President
                                ------------------------------------------------

                                 FRANKLIN FLOATING RATE TRUST

                                 By:     /s/ Chauncey Lufkin
                                     ------------------------------------------
                                 Name:   Chauncey Lufkin
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 KZH ING-1 LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH ING-2 LLC

                                 By:     /s/ Scott Hignett
                                     ------------------------------------------
                                 Name:   Scott Hignett
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH ING-3 LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 MORGAN STANLEY DEAN WITTER PRIME
                                 INCOME TRUST

                                 By:     /s/ Shelia A. Finnerty
                                     ------------------------------------------
                                 Name:   Shelia A. Finnerty
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 KZH LANGDALE LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH III LLC

                                 By:     /s/ Scott Hignett
                                     ------------------------------------------
                                 Name:   Scott Hignett
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 STEIN ROE & FARNHAM INCORPORATED, AS AGENT
                                 FOR KEYPORT LIFE INSURANCE COMPANY

                                 By:     /s/ James R. Fellows
                                     ------------------------------------------
                                 Name:   James R. Fellows
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 LIBERTY - STEIN ROE ADVISOR FLOATING RATE
                                 ADVANTAGE FUND, BY STEIN ROE & FARNHAM
                                 INCORPORATED, AS ADVISOR

                                 By:     /s/ James R. Fellows
                                     ------------------------------------------
                                 Name:   James R. Fellows
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 STEIN ROE FLOATING RATE LIMITED LIABILITY
                                 COMPANY

                                 By:     /s/ James R. Fellows
                                     ------------------------------------------
                                 Name:   James R. Fellows
                                       ----------------------------------------
                                 Title:  Vice President, Stein Roe & Farnham
                                         Incorporated, as Advisor to the
                                         Stein Roe Floating Rate Limited
                                         Liability Company
                                        ---------------------------------------

                                 SRF TRADING, INC.

                                 By:     /s/ Kelly C. Walker
                                     ------------------------------------------
                                 Name:   Kelly C. Walker
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 WINGED FOOT FUNDING TRUST

                                 By:     /s/ Kelly C. Walker
                                     ------------------------------------------
                                 Name:   Kelly C. Walker
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH CNC LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ---------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH CYPRESSTREE-1 LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 NORTH AMERICAN SENIOR FLOATING RATE FUND
                                 BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC., AS PORTFOLIO MANAGER

                                 By:     /s/ Jonathan D. Sharkey
                                     ------------------------------------------
                                 Name:   Jonathan D. Sharkey
                                       ----------------------------------------
                                 Title:  Principal
                                        ---------------------------------------

                                 CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC.
                                 AS: ATTORNEY-IN-FACT AND ON BEHALF OF FIRST
                                 ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                 AS PORTFOLIO MANAGER

                                 By:     /s/ Jonathan D. Sharkey
                                     ------------------------------------------
                                 Name:   Jonathan D. Sharkey
                                       ----------------------------------------
                                 Title:  Principal
                                        ---------------------------------------

                                 CYPRESSTREE INVESTMENT FUND, LLC
                                 BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. ITS MANAGING MEMBER

                                 By:     /s/ Jonathan D. Sharkey
                                     ------------------------------------------
                                 Name:   Jonathan D. Sharkey
                                       ----------------------------------------
                                 Title:  Principal
                                        ---------------------------------------

                                 CYPRESSTREE INSTITUTIONAL FUND, LLC
                                 BY: CYPRESSTREE INVESTMENT MANAGEMENT COMPANY, INC. ITS MANAGING MEMBER

                                 By:     /s/ Jonathan D. Sharkey
                                     ------------------------------------------
                                 Name:   Jonathan D. Sharkey
                                       ----------------------------------------
                                 Title:  Principal
                                        ---------------------------------------

                                 FOOTHILL INCOME TRUST, L.P.

                                 By:     /s/ Dennis R. Ascher
                                     ------------------------------------------
                                 Name:   Dennis R. Ascher
                                       ----------------------------------------
                                 Title:  Managing Member of FIT GP, LLC
                                        ----------------------------------------

                                 PPM SPYGLASS FUNDING TRUST

                                 By:     /s/ Kelly C. Walker
                                     ------------------------------------------
                                 Name:   Kelly C. Walker
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ----------------------------------------

                                 KEMPER FLOATING RATE FUND

                                 By:     /s/ Mark E. Wittnebel
                                     ------------------------------------------
                                 Name:   Mark E. Wittnebel
                                       ----------------------------------------
                                 Title:  Senior Vice President
                                        ---------------------------------------

                                 OLYMPIC FUNDING TRUST, SERIES 1999-1

                                 By:     /s/ Allen D. Shifflet
                                     ------------------------------------------
                                 Name:   Allen D. Shifflet
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH RIVERSIDE LLC

                                 By:     /s/ Scott Hignett
                                     ------------------------------------------
                                 Name:   Scott Hignett
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 BAVARIA TRR CORPORATION

                                 By:     /s/ Frank B. Bilotta
                                     ------------------------------------------
                                 Name:   Frank B. Bilotta
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 CANADIAN IMPERIAL BANK OF COMMERCE

                                 By:     /s/ Koren Volk
                                     ------------------------------------------
                                 Name:   Karen Volk
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                 HELLER FINANCIAL, INC.

                                 By:     /s/ K. Craig Gallehugh
                                     ------------------------------------------
                                 Name:   K. Craig Gallehugh
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 OPPENHEIMER SENIOR FLOATING RATE FUND

                                 By:     /s/ David Foxhoven
                                     ------------------------------------------
                                 Name:   David Foxhoven
                                       ----------------------------------------
                                 Title:  Assistant Vice President
                                        ---------------------------------------

                                 BALANCED HIGH YIELD FUND I LTD.
                                 BY: BHF (USA) CAPITAL CORPORATION, ACTING AS
                                 ATTORNEY-IN-FACT

                                 By:     /s/ Michael Pellerito
                                     ------------------------------------------
                                 Name:   Michael Pellerito
                                       ----------------------------------------
                                 Title:  Assistant Vice President
                                        ---------------------------------------

                                 By:     /s/ Christopher Dugger
                                     ------------------------------------------
                                 Name:   Christopher Dugger
                                       ----------------------------------------
                                 Title:  Associate
                                        ---------------------------------------

                                 FREMONT INVESTMENT AND LOAN

                                 By:     /s/ Kannika Viravan
                                     ------------------------------------------
                                 Name:   Kinnika Viravan
                                       ----------------------------------------
                                 Title:  Vice President
                                        ---------------------------------------

                                 KZH SHOSHONE LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 NUVEEN SENIOR INCOME FUND
                                 BY: NUVEEN SENIOR LOAN ASSET MANAGEMENT INC.

                                 By:     /s/ Lisa M. Mincheski
                                     ------------------------------------------
                                 Name:   Lisa M. Mincheski
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

                                 NUVEEN FLOATING RATE FUND
                                 BY: NUVEEN SENIOR LOAN ASSET MANAGEMENT INC.

                                 By:     /s/ Lisa M. Mincheski
                                     ------------------------------------------
                                 Name:   Lisa M. Mincheski
                                       ----------------------------------------
                                 Title:  Managing Director
                                        ---------------------------------------

                                 KZH SOLEIL LLC

                                 By:     /s/ Scott Hignett
                                     ------------------------------------------
                                 Name:   Scott Hignett
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 KZH SOLEIL-2 LLC

                                 By:     /s/ Virginia Conway
                                     ------------------------------------------
                                 Name:   Virginia Conway
                                       ----------------------------------------
                                 Title:  Authorized Agent
                                        ---------------------------------------

                                 GALAXY CLO 1999-1, LTD.
                                 BY SAI INVESTMENT ADVISOR, INC.
                                 ITS COLLATERAL MANAGER

                                 By:     /s/ Sabur Moini
                                     ------------------------------------------
                                 Name:   Sabur Moini
                                       ----------------------------------------
                                 Title:  Authorized Signatory
                                        ---------------------------------------

                                TABLE OF CONTENTS

                                                                                         Page
                                                                                         ----
ARTICLE 1  DEFINITIONS......................................................................2

ARTICLE 2  LOANS...........................................................................26

        Section 2.1   The Loans............................................................26

        Section 2.2   Manner of Borrowing and Disbursement.................................28

        Section 2.3   Interest.............................................................31

        Section 2.4   Repayment............................................................33

        Section 2.5   Fees.................................................................34

        Section 2.6   Prepayments..........................................................34

        Section 2.7   Borrowers' Optional Cancellation of the Revolving Loan Commitment....35

        Section 2.8   Mandatory Prepayments................................................36

        Section 2.9   Notes; Loan Accounts.................................................37

        Section 2.10  Manner of Payment....................................................38

        Section 2.11  Reimbursement........................................................39

        Section 2.12  Pro Rata Treatment...................................................39

        Section 2.13  Capital Adequacy.....................................................40

        Section 2.14  Lender Tax Forms.....................................................41

        Section 2.15  Joint and Several Obligations........................................41

        Section 2.16  Maximum Borrower Liability...........................................42

        Section 2.17  Limitation of Liability..............................................45

ARTICLE 3  CONDITIONS PRECEDENT............................................................45

        Section 3.1   Conditions Precedent to Initial Advance..............................45

        Section 3.2   Conditions Precedent to Each Advance.................................49

ARTICLE 4  REPRESENTATIONS AND WARRANTIES..................................................49

        Section 4.1   Representations and Warranties.......................................49

        Section 4.2   Survival of Representations and Warranties, etc......................57

ARTICLE 5  GENERAL COVENANTS...............................................................57

        Section 5.1   Preservation of Existence and Similar Matters........................57

        Section 5.2   Business; Compliance with Applicable Law.............................58

        Section 5.3   Maintenance of Properties............................................58

                                                                                         Page
                                                                                         ----
        Section 5.4   Accounting Methods and Financial Records.............................58

        Section 5.5   Insurance............................................................58

        Section 5.6   Payment of Taxes and Claims..........................................59

        Section 5.7   Visits and Inspections...............................................59

        Section 5.8   Payment of Indebtedness; Loans.......................................60

        Section 5.9   Use of Proceeds......................................................60

        Section 5.10  Real Estate..........................................................60

        Section 5.11  Indemnity............................................................61

        Section 5.12  Interest Rate Hedging................................................62

        Section 5.13  Covenants Regarding Formation of Restricted Subsidiaries and the
                      Making of Investments and Acquisitions...............................62

        Section 5.14  Designation of Unrestricted Subsidiaries as Restricted Subsidiaries..63

        Section 5.15  Payment of Wages.....................................................63

        Section 5.16  Year 2000 Problem....................................................63

        Section 5.17  Buildout Capital.....................................................63

ARTICLE 6  INFORMATION COVENANTS...........................................................64

        Section 6.1   Quarterly Financial Statements and Information.......................64

        Section 6.2   Annual Financial Statements and Information..........................64

        Section 6.3   Performance Certificates.............................................65

        Section 6.4   Copies of Other Reports..............................................65

        Section 6.5   Notice of Litigation and Other Matters...............................66

ARTICLE 7  NEGATIVE COVENANTS..............................................................66

        Section 7.1   Indebtedness.........................................................67

        Section 7.2   Limitation on Liens..................................................68

        Section 7.3   Amendment and Waiver.................................................68

        Section 7.4   Liquidation, Merger, Disposition of Assets...........................68

        Section 7.5   Limitation on Guaranties.............................................69

        Section 7.6   Investments and Acquisitions.........................................69

        Section 7.7   Restricted Payments and Purchases....................................72

                                                                                         Page
                                                                                         ----
        Section 7.8   Stage One -- Ratio of Senior Debt to Total Capitalization............73

        Section 7.9   Stage One -- Ratio of Total Debt to Total Capitalization.............73

        Section 7.10  Stage One -- Adjusted Leverage Ratio (Senior Debt)...................73

        Section 7.11  Stage One -- Adjusted Leverage Ratio (Total Debt)....................74

        Section 7.12  Stage Two -- Ratio of EBITDA to Cash Interest Expense................74

        Section 7.13  Stage Two -- Fixed Charge Coverage Ratio.............................75

        Section 7.14  Stage Two -- Leverage Ratio (Senior Debt)............................75

        Section 7.15  Stage Two -- Leverage Ratio (Total Debt).............................75

        Section 7.16  Affiliate Transactions...............................................76

        Section 7.17  Real Estate..........................................................76

        Section 7.18  ERISA Liabilities....................................................76

        Section 7.19  New Unrestricted Subsidiaries........................................76

        Section 7.20  Limitation on Preferred Stock of Restricted Subsidiaries.............76

        Section 7.21  New Mexico Bond......................................................76

ARTICLE 8  DEFAULT.........................................................................77

        Section 8.1   Events of Default....................................................77

        Section 8.2   Remedies.............................................................80

        Section 8.3   Implementation of CAM................................................81

ARTICLE 9  THE AGENT.......................................................................82

        Section 9.1   Appointment and Authorization........................................82

        Section 9.2   Interest Holders.....................................................82

        Section 9.3   Consultation with Counsel............................................82

        Section 9.4   Documents............................................................82

        Section 9.5   Agents and Affiliates................................................82

        Section 9.6   Responsibility of the Administrative Agent...........................83

        Section 9.7   Security Documents...................................................83

        Section 9.8   Action by the Agents.................................................83

        Section 9.9   Responsibility Disclaimed............................................84

        Section 9.10  Indemnification......................................................84

                                                                                         Page
                                                                                         ----
        Section 9.11  Credit Decision......................................................85

        Section 9.12  Successor Administrative Agent.......................................85

        Section 9.13  Delegation of Duties.................................................86

        Section 9.14  Additional Agents....................................................86

ARTICLE 10  CHANGE IN CIRCUMSTANCES AFFECTING EURODOLLAR ADVANCES..........................86

        Section 10.1  Eurodollar Basis Determination Inadequate or Unfair..................86

        Section 10.2  Illegality...........................................................87

        Section 10.3  Increased Costs......................................................87

        Section 10.4  Effect On Other Advances.............................................88

ARTICLE 11  MISCELLANEOUS..................................................................89

        Section 11.1  Notices..............................................................89

        Section 11.2  Expenses.............................................................90

        Section 11.3  Waivers..............................................................91

        Section 11.4  Set-Off..............................................................91

        Section 11.5  Assignment...........................................................92

        Section 11.6  Accounting Principles................................................94

        Section 11.7  Counterparts.........................................................94

        Section 11.8  Governing Law........................................................94

        Section 11.9  Severability.........................................................94

        Section 11.10 Interest.............................................................95

        Section 11.11 Table of Contents and Headings.......................................95

        Section 11.12 Amendment and Waiver.................................................95

        Section 11.13 Entire Agreement.....................................................96

        Section 11.14 Other Relationships..................................................96

        Section 11.15 Directly or Indirectly...............................................96

        Section 11.16 Reliance on and Survival of Various Provisions.......................96

        Section 11.17 Senior Debt..........................................................96

        Section 11.18 Obligations Several..................................................96

                                                                                         Page
                                                                                         ----
        Section 11.19 Confidentiality......................................................97

ARTICLE 12  WAIVER OF JURY TRIAL...........................................................97

        Section 12.1  Waiver of Jury Trial.................................................97